WORLD

EQUITY

BENCHMARK

SHARES


WEBS
[WEBS logo graphic omitted]

                                                                  1 9 9 7

                                                               ANNUAL REPORT
                                                           WEBS INDEX FUND, INC.

                                                           WEBS INDEX FUND, INC.
================================================================================


                                                                October 24, 1997

Dear Shareholder,

     We are pleased to present the Annual Report for WEBS Index Fund, Inc. covering the period September 1, 1996 through August 31, 1997. It contains important information about the performance of your investment, a management discussion and analysis for each WEBS Index Series from the Fund's investment adviser, Barclays Global Fund Advisors, and important financial information.

     As you are aware, each of the 17 WEBS Index Series seeks to track the investment performance of a specific country's stock market, as measured by a Morgan Stanley Capital International (MSCI) country index. This report contains information about the tracking of each WEBS Index Series vis-a-vis its benchmark MSCI country index for the one-year period ended August 31, 1997. Further details about each WEBS Index Series' performance are contained in the Investment Adviser's discussion.

GROWTH

     We are very pleased to advise that  aggregate  net assets of the  seventeen
WEBS Index Series have grown to $471.6 million as of August 31, 1997 -- a significant achievement. WEBS are increasingly recognized by investors and their advisers as an attractive way to invest in selected equity markets around the world. We look forward to this momentum continuing in the months ahead.

INTERNATIONAL OUTLOOK

     The unprecedented performance of the U.S. equity markets in recent times has over-shadowed the impressive returns that have been realized in certain of the international equity markets. As you will note throughout the Investment Adviser's commentary, a number of the WEBS Index Series have produced total returns, based on net asset value, in excess of 25% for the year ended August 31, 1997. Some examples: WEBS Canada +28.5%, WEBS Mexico +35.2%, WEBS Netherlands +28.0%, WEBS Spain +39.2% and WEBS Sweden +30.1%. This is excellent performance by any standard.

     Many investors are becoming concerned about the extremely high valuation levels that now exist in the U.S. equity markets. At times such as this, it is particularly important for investors to keep in mind the fact that while international investing involves certain risks, international diversification of an investment portfolio can reduce overall portfolio risk. The benefits of international diversification are recognized by professional managers of pension and other institutional accounts, many of whom have significantly increased portfolio exposures to international equities in recent years. Diversifying your investments internationally may reduce the possibility of all of your investments being negatively impacted by a decline in the U.S. markets.

     A number of professional money managers are now recommending that their customers consider allocating 20% to 30% of their equity portfolios to international equities. WEBS represent a convenient and relatively low cost way for investors to achieve these allocation targets.

CONCLUSION

     The uniqueness and success of WEBS Index Fund, Inc. continues to attract attention from the media and institutional and retail investors. Word is rapidly getting out that indexing works in international markets, just as it does at home, and that WEBS represent an easy, relatively inexpensive way to access 17 of those markets.

     We hope you will continue to use the various WEBS Index Series in your portfolio and wish to thank you for your continued support and confidence in WEBS Index Fund, Inc.



     Sincerely,


     /S/Nathan Most


     Nathan Most
     Chairman and President
     WEBS Index Fund, Inc.

================================================================================


INTRODUCTION

     The Investment Adviser for each WEBS Index Series is Barclays Global Fund Advisors. Each WEBS Index Series holds a representative sample of the securities in a corresponding MSCI Index (using an analytic technique known as "portfolio sampling"), as opposed to a full replication of the corresponding MSCI Index. Portfolio sampling is a highly disciplined approach to capturing index returns which involves maximizing float and liquidity, reflecting accurately the market's size and industry profiles and minimizing cross-ownership. No attempt is made to manage the WEBS Index Series using economic or market analysis.

     There are several important factors that should be kept in mind when reviewing the performance of each WEBS Index Series. First, the MSCI Indices are unmanaged and, therefore, do not bear management, administration, distribution, transaction or other expenses, while the WEBS Index Series do incur such expenses, thereby impacting their performance.

     Second, because of the portfolio sampling approach discussed above, and the regulatory and other constraints imposed on its use (such as limits on investing in particular stocks imposed by the Internal Revenue Code and the need to comply with the Fund's concentration policy), the resulting performance of each WEBS Index Series may vary positively or negatively from that of its corresponding MSCI Index during any period.

     A third factor that causes performance of the WEBS Index Series to differ from that of their respective benchmarks is "revenue differential." The dividend revenues received by the WEBS Index Series differ from those of the benchmark MSCI Indices both in amount (principally as a result of the portfolio sampling techniques described above) and timing (the WEBS Index Series record dividend revenues on the "ex" dates of the underlying stocks while the MSCI Indices allocate annual dividend revenues evenly over a 12-month period). Also, the Australia, Austria and Germany WEBS Index Series are subject to withholding taxes at rates that are more favorable than the rates assumed by the benchmark MSCI Indices, and this factor may affect the performance of such WEBS Index Series. In addition, while the sole source of revenues for the MSCI Indices is dividends, the WEBS Index Series receive interest on uninvested cash and, in the case of most WEBS Index Series, revenues from the lending of portfolio securities.

     Another factor that affects relative performance of the WEBS Index Series and their benchmark indices is known as "cash drag." This results from the fact that a portion of the WEBS Index Series is not invested in stocks. Cash and deferred organizational expenses are the principal "unequitized" assets of the Funds. In contrast, the MSCI Indices are always invested in underlying stocks and thus do not reflect any "unequitized" assets.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================
AUSTRALIA

   PERFORMANCE REVIEW
   For the year ended August 31, 1997 the total return of the Australia WEBS Index Series was 6.23%. The corresponding MSCI Index total return for the year ended August 31, 1997 was 5.85%. The Australia WEBS Index Series outperformed the MSCI Australia Index total return by 0.38%.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE AUSTRALIA WEBS INDEX SERIES' PERFORMANCE OVER THE YEAR ENDED AUGUST 31, 1997?
   The Australia WEBS Index Series outperformed the benchmark for several reasons, principally the impact of portfolio sampling and revenue differentials, which more than offset the impact of expenses. The primary reason the Index Series outperformed the benchmark was due to portfolio sampling, which had a positive effect on performance. The Australia WEBS Index Series had a significant position invested in the banking industry and the positive performance of the underlying securities contributed to the Series' positive performance.
   WHAT MARKET CONDITIONS AFFECTED THE AUSTRALIA WEBS INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   Economic growth has been strong in 1997 with Australia experiencing its sixth year of expansion. Reforms, which have been implemented on an ongoing basis since the 1980s, appear to have removed a number of structural rigidities in the economy. These reforms include unilateral tariff reductions, financial market deregulation and tax incentives to promote work, savings and investment. Business activities have been largely deregulated and foreign investment policies have been relaxed. Unemployment has remained a problem and is expected to be about 8% in 1997. The Reserve Bank of Australia has decided to keep interest rates stable after easing monetary policy on three occasions in the second half of last year. This stability is due to the fact that headline inflation has remained subdued and has even declined from 2.6% in 1996. Inflation is expected to be approximately 1.7% for 1997. The growth of specialist mining contractors has reduced mining costs and allowed small firms to develop deposits using these specialists. Two thirds of current mining exploration spending and 45% of mining contract spending is on gold. However, gold represents only 22% of capital spending, 20% of material spending and 15% of the operational workforce in the mining sector. The great bulk of new planned investment is not gold related but in nickel, gas and oil. Contractors have been increasing market penetration into other mining sectors as gold provided only 18% of the increase in revenue in the three years ended 1995. Growth prospects continue to look good for the remainder of 1997 as the Australian dollar depreciated recently and inflationary pressure has eased.Business investment remains strong and, as world economic growth picks up, the Australian economy will continue to benefit.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
            AUSTRALIA WEBS INDEX SERIES VS. THE MSCI AUSTRALIA INDEX

                   [LINE GRAPH OMITTED-PLOT POINTS AS FOLLOWS]

            Australia WEBS Index Series      MSCI Australia Index
03/12/96             $10,000                       $10,000
05/31/96              10,523                        10,588
08/31/96              10,388                        10,383
11/30/96              11,238                        11,232
02/28/97              11,048                        11,054
05/31/97              11,545                        11,519
08/31/97              11,035                        10,990

            Past performance is not predictive of future performance

                                         Value
                                    August 31, 1997
                                    ---------------
Australia WEBS Index Series             $11,035*
MSCI Australia Index                    $10,990


                   AVERAGE ANNUAL TOTAL RETURN
                                      ONE            SINCE
                                     YEAR          INCEPTION
                                  ----------      ----------
Australia WEBS Index Series          6.23%           6.91%
MSCI Australia Index                 5.85%           6.61%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Australia WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================
AUSTRIA

   PERFORMANCE REVIEW
   For the year ended August 31, 1997 the total return of the Austria WEBS Index Series was 1.06%. The corresponding MSCI Index total return for the year was -1.44%. The Austria WEBS Index Series outperformed the MSCI Austria Index total return by 2.50% for the year.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE AUSTRIA WEBS INDEX SERIES' PERFORMANCE OVER THE YEAR ENDED AUGUST 31, 1997?
   The Austria WEBS Index Series outperformed the benchmark as a result of the impact of portfolio sampling. This technique resulted in holding a large position in the Bank of Austria, which impacted performance positively, more than offsetting the effect of the Fund's expenses and cash drag on the Austria WEBS Index Series' performance.
   WHAT MARKET CONDITIONS AFFECTED THE AUSTRIA WEBS INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   The primary objective of the Austrian government is to be included in the first round of the European Monetary Union. As a result, strides have been taken to reduce the budget deficit to 60% of GDP as required by the Maastricht Treaty criteria.The government has set a fairly restrictive monetary policy in the hopes of meeting this goal. It has been successful so far and the federal debt level was cut to 4.9% in 1996, from 9.9% in 1995. GDP growth, which was 1.8% in 1995 and 1.2% in 1996, is expected to be 1.5% in 1997. The small growth that has been experienced is due to a pickup in the export sector, resulting from the strength of Austria's European trading partners as seen in favorable exchange rates. This export growth has directly benefited the industrial sector, which is planning business investment 4% higher than last year. Austria has had to come to terms with a shift in sector growth as tourism has historically been the strongest contributor to economic growth. This sector has undergone a growth crisis and has fallen from a high of 75 billion shillings a year in the early 1990s to 17 billion shillings in the first 8 months of 1997. Inflation remains very low at 1.7% in 1996 and is forecast to be about 1.8% in 1997. Unemployment has also remained fairly stable and should be about 4% in 1997, the same level as 1996 and the maximum level set by the Maastricht Treaty. Sweeping reforms of the civil service, which are currently a drain on the economy and the subject of intense political debate, must be amended. A major technology and export drive, rather than a reliance on the tourism industry, is considered by many to be crucial to economic growth in the long-term.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
              AUSTRIA WEBS INDEX SERIES VS. THE MSCI AUSTRIA INDEX

                   [LINE GRAPH OMITTED-PLOT POINTS AS FOLLOWS]

                    Austria WEBS Index Series           MSCI Austria Index
03/12/96                    $10,000                          $10,000
05/31/96                     10,577                           10,866
08/31/96                      9,661                           10,073
11/30/96                      9,569                           10,080
02/28/97                      9,401                            9,848
05/31/97                      9,782                           10,062
08/31/97                      9,764                            9,928

            Past performance is not predictive of future performance

                                            Value
                                       August 31, 1997
                                       ---------------
Austria WEBS Index Series                  $9,764*
MSCI Austria Index                         $9,928


                    AVERAGE ANNUAL TOTAL RETURN
                                     ONE            SINCE
                                    YEAR          INCEPTION
                                 ----------       ----------
Austria WEBS Index Series           1.06%          (1.61)%
MSCI Austria Index                 (1.44)%         (0.49)%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Austria WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================
BELGIUM

   PERFORMANCE REVIEW
   For the year ended August 31, 1997 the total return of the Belgium WEBS Index Series was 9.26%. The corresponding MSCI Index total return for the year was 11.11%. The Belgium WEBS Index Series underperformed the MSCI Belgium Index total return by 1.85% for the year.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE BELGIUM WEBS INDEX SERIES' PERFORMANCE OVER THE YEAR ENDED AUGUST 31, 1997?
   The Belgium WEBS Index Series underperformed the benchmark during this period due to the impact of expenses and, to a lesser degree, portfolio sampling.
   WHAT MARKET CONDITIONS AFFECTED THE BELGIUM WEBS INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   The Belgian economy is growing steadily, although at a slower rate than most of Europe. The growth of core European economies has benefited Belgium and resulted in its outperforming the European average of key manufacturing indicators. The acceleration of European manufacturing activity has positively affected Belgium since exports represent 86% of real GDP. GDP, which increased 1.5% in 1996, is forecast to grow 2.2%-2.4% in 1997. The economy has been able to react quickly to shifts in the European business cycle, thereby capturing more trade business. As a result of a national agreement signed last year, real wages have been stable even though productivity is on the rise. Consumer spending has remained subdued, and the drivers of economic growth are exports, inventories and business investment. The weakness in consumer spending has made it hard for retailers to raise prices. The factors affecting growth have been foreign demand, which is booming, and strong capital goods production. Inflation has remained under control despite capital capacity constraints and is expected to be around 2% for 1997.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
              BELGIUM WEBS INDEX SERIES VS. THE MSCI BELGIUM INDEX

                   [LINE GRAPH OMITTED-PLOT POINTS AS FOLLOWS]

                       Belgium WEBS Index Series        MSCI Belgium Index
03/12/96                       $10,000                       $10,000
05/31/96                        10,288                        10,237
08/31/96                        10,501                        10,496
11/30/96                        10,915                        11,107
02/28/97                        11,204                        11,595
05/31/97                        11,877                        12,172
08/31/97                        11,474                        11,662

            Past performance is not predictive of future performance

                                   Value
                              August 31, 1997
                              ---------------
Belgium WEBS Index Series         $11,474*
MSCI Belgium Index                $11,662


               AVERAGE ANNUAL TOTAL RETURN
                                   ONE            SINCE
                                  YEAR          INCEPTION
                               ----------       ---------
Belgium WEBS Index Series         9.26%            9.77%
MSCI Belgium Index               11.11%           11.00%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Belgium WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================
CANADA

   PERFORMANCE REVIEW
   For the year ended August 31, 1997 the total return of the Canada WEBS Index Series was 28.50%. The corresponding MSCI Index total return for the year was 30.65%. The Canada WEBS Index Series underperformed the MSCI Canada Index total return by 2.15% for the year.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE CANADA WEBS INDEX SERIES' PERFORMANCE OVER THE YEAR ENDED AUGUST 31, 1997?
   The Canada WEBS Index Series underperformed the benchmark during this period due to several factors, principally the impact of expenses and portfolio sampling.
   WHAT MARKET CONDITIONS AFFECTED THE CANADA WEBS INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   Canada's economy is posting its strongest sustained growth of the 1990's and is likely to continue to outperform in an environment of low interest rates and inflation. This growth has been led by increased domestic consumer confidence -- the highest level in eight years. Business confidence is also at its highest level since 1977. The 4% drop in interest rates over the last three years has been a major factor behind the economy's continued strength. In reaction to undesired stimulus from the weaker Canadian dollar, the Bank of Canada raised interest rates by 0.25% on June 26. Further interest rate hikes are likely in order to tighten the money supply and keep inflation under control. Although the unemployment rate remains relatively high (about 9%), job creation has been very strong and consumer confidence keeps improving. Economic growth, which had been led by exports, is now being fueled by strong domestic demand. Inflation has remained fairly stable since the economy has not experienced cost pressures due to prices and wages remaining fairly stable. Retail sales were slightly lower during the second quarter due to a drop in sales of motor vehicles, although retail sales (excluding autos) were up 1.6% for the quarter. Despite the softening of export growth during the summer months, the economy has strong momentum and is expected to grow by 4% for the year.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
               CANADA WEBS INDEX SERIES VS. THE MSCI CANADA INDEX

                   [LINE GRAPH OMITTED-PLOT POINTS AS FOLLOWS]

                Canada WEBS Index Series     MSCI Canada Index
03/12/96                $10,000                  $10,000
05/31/96                 10,639                   10,682
08/31/96                 10,463                   10,521
11/30/96                 12,546                   12,652
02/28/97                 12,569                   12,713
05/31/97                 13,183                   13,389
08/31/97                 13,445                   13,745

            Past performance is not predictive of future performance

                                    Value
                               August 31, 1997
                               ---------------
Canada WEBS Index Series           $13,445*
MSCI Canada Index                  $13,745


              AVERAGE ANNUAL TOTAL RETURN
                                  ONE            SINCE
                                 YEAR          INCEPTION
                              ----------       ---------
Canada WEBS Index Series        28.50%          22.24%
MSCI Canada Index               30.65%          24.09%


------------------
* The chart assumes a hypothetical $10,000 initial investment in the Canada WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant
  MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================
FRANCE

   PERFORMANCE REVIEW
   For the year ended August 31, 1997 the total return of the France WEBS Index Series was 16.60%. The corresponding MSCI Index total return for the year was 17.58%. The France WEBS Index Series underperformed the MSCI France Index total return by 0.98% for the year.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FRANCE WEBS INDEX SERIES' PERFORMANCE OVER THE YEAR ENDED AUGUST 31, 1997?
   The France WEBS Index Series underperformed the benchmark during this period due to several factors, principally the impact of expenses. Revenue differentials and portfolio sampling also contributed to the underperformance.
   WHAT MARKET CONDITIONS AFFECTED THE FRANCE WEBS INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   The problems that plagued France in 1996 (meeting the criteria of the Maastricht Treaty and high unemployment) continued to slow the growth of the economy through the first quarter of 1997. It now seems as if the economy has overcome this sluggishness and experienced growth throughout the second quarter, led by increased manufacturing exports. Export services account for 6% of the GDP in France, and these have benefited recently from the strength of the dollar and the pound. Inflation has also remained fairly subdued, averaging 2% in 1996, and expected to be slightly lower in 1997. French interest rates have been at historically low levels and are very close to German rates. French monetary policy, which is the main tool used by the government to boost growth, has been very flexible over the last year and the economy is now experiencing positive effects. Consumer demand has been low due to the high level of unemployment. Unemployment averaged 12.4% for 1996 and has been between 12%-13% during 1997. In order to address this problem, socialist leaders have promised to cut weekly working time without pay cuts. This means that work time would be cut by 10% and the resulting increase in labor costs would be 8%.
   The government has also promised to hire 350,000 workers, which won't cure the youth unemployment problem and will also create new hurdles to reducing the budget deficit. A new cabinet was appointed by Socialist Prime Minister Alain Juppe in June. The new cabinet is expected to have a strong, positive effect on the economy due to its pro-European policy stance and their willingness to work to ensure inclusion in the European Monetary Union.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
               FRANCE WEBS INDEX SERIES VS. THE MSCI FRANCE INDEX

                   [LINE GRAPH OMITTED-PLOT POINTS AS FOLLOWS]

                    France WEBS Index Series       MSCI France Index
03/12/96                   $10,000                     $10,000
05/31/96                    10,668                      10,701
08/31/96                    10,495                      10,371
11/30/96                    11,855                      11,766
02/28/97                    12,177                      12,210
05/31/97                    11,921                      11,975
08/31/97                    12,237                      12,194

            Past performance is not predictive of future performance

                                                 Value
                                            August 31, 1997
                                            ---------------
France WEBS Index Series                        $12,237*
MSCI France Index                               $12,194


           AVERAGE ANNUAL TOTAL RETURN
                                 ONE            SINCE
                                YEAR          INCEPTION
                              ----------      ---------
France WEBS Index Series        16.60%          14.68%
MSCI France Index               17.58%          14.40%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the France WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant
  MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================
GERMANY

   PERFORMANCE REVIEW
   For the year ended August 31, 1997 the total return of the Germany WEBS Index Series was 20.51%. The corresponding MSCI Index total return for the year was 22.28%. The Germany WEBS Index Series underperformed the MSCI Germany Index total return by 1.77% for the year.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE GERMANY WEBS INDEX SERIES' PERFORMANCE OVER THE YEAR ENDED AUGUST 31, 1997?
   The Germany WEBS Index Series underperformed the benchmark during this period due to several factors, principally the impact of expenses. Other factors that adversely affected performance compared to the benchmark were cash drag and revenue differentials, while portfolio sampling had a slight positive impact on performance.
   WHAT MARKET CONDITIONS AFFECTED THE GERMANY WEBS INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   The stage was set in 1996 for increased growth in 1997, which the Germany economy has experienced. GDP growth, which was 1.4% for 1996, is expected to be much stronger in 1997. This growth has been led, in part, by a rebound in the construction sector. Industrial production and manufacturing orders have also been on the rise as a result of unusually low interest rates. Business confidence is up due to higher export and manufacturing output growth. The Bundesbank is expected to leave monetary policy at its current stance, a 3% repo rate, until domestic demand accelerates.The low level of interest rates has had a positive effect on business investment, although the deutschmark has depreciated. German import prices jumped to an eight year high of 4.2% in June and there is a concern that these costs will be passed along to consumers. This has led to higher inflation, which is slightly above 2% (in August) for the first time in two years. There is still a continuing problem with unemployment which has been on the rise since 1996. Consumer demand is only expected to pick up once the labor market has strengthened. Although production and exports have fueled the growth of the economy, low interest rates and budget deficit concerns (meeting Maastricht Treaty criteria) may keep the deutschmark weak until unemployment is on a sustained downtrend.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
              GERMANY WEBS INDEX SERIES VS. THE MSCI GERMANY INDEX

                   [LINE GRAPH OMITTED-PLOT POINTS AS FOLLOWS]

                    Germany WEBS Index Series       MSCI Germany Index
03/12/96                   $10,000                       $10,000
05/31/96                     9,955                         9,984
08/31/96                    10,399                        10,451
11/30/96                    10,918                        11,034
02/28/97                    11,291                        11,476
05/31/97                    12,176                        12,376
08/31/97                    12,532                        12,778

            Past performance is not predictive of future performance

                                      Value
                                 August 31, 1997
                                 ---------------
Germany WEBS Index Series            $12,532*
MSCI Germany Index                   $12,778


              AVERAGE ANNUAL TOTAL RETURN
                                  ONE            SINCE
                                 YEAR          INCEPTION
                              ----------       ---------
Germany WEBS Index Series       20.51%           16.55%
MSCI Germany Index              22.28%           18.10%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Germany WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================
HONG KONG

   PERFORMANCE REVIEW
   For the year ended August 31, 1997 the total return of the Hong Kong WEBS Index Series was 17.80%. The corresponding MSCI Index total return for the year was 21.41%. The Hong Kong WEBS Index Series underperformed the MSCI Hong Kong Index total return by 3.61% for the year.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE HONG KONG WEBS INDEX SERIES' PERFORMANCE OVER THE YEAR ENDED AUGUST 31, 1997?
   The Hong Kong WEBS Index Series underperformed the benchmark during this period due to several factors, principally portfolio sampling and the impact of expenses. Revenue differentials and cash drag also adversely affected performance. Portfolio sampling resulted in an overweight position in the real estate sector, which performed poorly during the period.In addition, the constraints of portfolio sampling imposed by the diversification requirements of the Internal Revenue Code adversely affected performance.
   WHAT MARKET CONDITIONS AFFECTED THE HONG KONG WEBS INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   China assumed sovereignty of Hong Kong on July 1, 1997. The territory had been governed by the United Kingdom. Under the Chinese Basic Law, Hong Kong is now a Special Administrative Region (SAR) and retains a high degree of autonomy from China. About 60% of foreign direct investment in China comes from or throughHong Kong and, as a result, the Chinese government is not expected to do anything to threaten the vibrancy of the territory. Beijing has undertaken to leave Hong Kong's capitalist system intact for at least fifty years. The transition has been fairly smooth and has not had a negative effect on the economy of Hong Kong. The transition has been helped by the fact that the United States reinstated China's trade status as a Most Favored Nation (MFN). The growth rate, as measured by GDP, is anticipated to be a healthy 5.5% for the year. Growth has been driven by intense domestic demand and a rise in export trade. Although export trade is relatively strong, it has been moderate when compared to 1996. The Hong Kong dollar has been pegged to the US dollar since October 1983 and the link has been steadfastly maintained by the monetary authority. As a result, the relative strength of the US dollar has continued to weaken the competitiveness of Hong Kong's exports in the world market. Also, the North American Free Trade Agreement (NAFTA) has diverted some US imports from Asia to Mexico and Canada. Inflation has remained relatively stable, about 6% for 1997. Consumer spending has been on the rise due to increased personal income and improved conditions in the labor market. The unemployment rate has been declining and is currently about 2.5%. Overall, the economy is in a position to experience continued, steady growth.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
            HONG KONG WEBS INDEX SERIES VS. THE MSCI HONG KONG INDEX

                   [LINE GRAPH OMITTED-PLOT POINTS AS FOLLOWS]

                   Hong Kong WEBS Index Series      MSCI Hong Kong Index
03/12/96                   $10,000                        $10,000
05/31/96                    10,826                         10,817
08/31/96                    10,322                         10,415
11/30/96                    12,418                         12,543
02/28/97                    11,868                         12,190
05/31/97                    12,609                         13,030
08/31/97                    12,160                         12,645

            Past performance is not predictive of future performance

                                       Value
                                  August 31, 1997
                                  ---------------
Hong Kong WEBS Index Series           $12,160*
MSCI Hong Kong Index                  $12,645


               AVERAGE ANNUAL TOTAL RETURN
                                    ONE            SINCE
                                   YEAR          INCEPTION
                                ----------       ---------
Hong Kong WEBS Index Series       17.80%           14.19%
MSCI Hong Kong Index              21.41%           17.26%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Hong Kong WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.
                                        9

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================
ITALY

   PERFORMANCE REVIEW
   For the year ended August 31, 1997 the total return of the Italy WEBS Index Series was 23.37%. The corresponding MSCI Index total return for the year was 24.47%. The Italy WEBS Index Series underperformed the MSCI Italy Index total return by 1.10% for the year.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE ITALY WEBS INDEX SERIES' PERFORMANCE OVER THE YEAR ENDED AUGUST 31, 1997?
   The Italy WEBS Index Series underperformed the benchmark during this period due to several factors, principally the impact of expenses, but also including cash drag. These factors more than offset the positive impact of revenue differentials and portfolio sampling for the Italy WEBS Index Series.
   WHAT MARKET CONDITIONS AFFECTED THE ITALY WEBS INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   The Italian economy's lackluster performance in 1996 (with GDP increasing by only 0.7%), continued with slow growth into the first quarter of 1997. Fiscal policy was tightened in 1996 in order to ensure the criteria of the Maastricht Treaty was met and this had a negative effect on economic growth.Weak levels of activity in the country's core markets also depressed activity. This has been fueled by high unemployment (about 12%) and slow growth of disposable income. A recovery began in the second quarter due to a rise in industrial production. This upturn was caused by increased foreign orders. There has been an increased demand for bank loans in light of improving business conditions, as well as a modest decline in average bank lending rates (some 40 basis points between March and June). The Bank of Italy has been more open to easing monetary policy since the beginning of 1997 as inflation has remained relatively flat and the lira has remained strong. The government has been trying to impose fiscal measures aimed at meeting the budget deficit criteria of the Maastricht Treaty in order to be included in the European Monetary Union. The "mini-budget" which was announced in April, outlined a plan to raise 15.5 trillion lira, but failed to receive approval by parliament. The proposed measures were the delay of expenditures and the early payment of taxes, and were in addition to an already harsh 1997 budget. As a result, government debt as a percentage of GDP remains very high with little improvement expected. The Italian economy is expected to continue its growth trend, although the surge experienced in the second quarter will moderate and third quarter growth may be more modest.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                ITALY WEBS INDEX SERIES VS. THE MSCI ITALY INDEX

                   [LINE GRAPH OMITTED-PLOT POINTS AS FOLLOWS]

                Italy WEBS Index Series       MSCI Italy Index
03/12/96               $10,000                    $10,000
05/31/96                11,226                     11,207
08/31/96                10,411                     10,333
11/30/96                11,272                     11,205
02/28/97                11,151                     11,102
05/31/97                11,438                     11,408
08/31/97                12,845                     12,862

            Past performance is not predictive of future performance

                                     Value
                                August 31, 1997
                                ---------------
Italy WEBS Index Series             $12,845*
MSCI Italy Index                    $12,862


            AVERAGE ANNUAL TOTAL RETURN
                             ONE            SINCE
                            YEAR          INCEPTION
                         ----------       ---------
Italy WEBS Index Series    23.37%           18.51%
MSCI Italy Index           24.47%           18.62%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Italy WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant
  MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================
JAPAN

   PERFORMANCE REVIEW
   For the year ended August 31, 1997 the total return of the Japan WEBS Index Series was -11.97%. The corresponding MSCI Index total return for the year was -11.57%. The Japan WEBS Index Series underperformed the MSCI Japan Index total return by 0.40% for the year.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE JAPAN WEBS INDEX SERIES' PERFORMANCE OVER THE YEAR ENDED AUGUST 31, 1997?
   The Japan WEBS Index Series underperformed the benchmark during this period due to several factors, principally the impact of expenses and cash drag. The Index Series was positively impacted by the effects of security sampling, although this positive performance was not enough to offset the negative impact of expenses and cash drag.
   WHAT MARKET CONDITIONS AFFECTED THE JAPAN WEBS INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   An economic recovery in Japan has not materialized this year and growth has been poor. Economic growth, which was 3.3% in 1996, has been driven mainly by export demand due to strong overseas sales, particularly in the US with the strength of the dollar. A consumption tax increase in April (from 3% to 5%) has had a continuing negative effect on consumer demand. Retail sales were down 5.7% in July when compared to last year -- the eighth decline in nine months. Lower wages and higher unemployment (3.55% in July -- a postwar record high) have negatively contributed to consumer demand. Japanese monetary policy has been accommodative with the official discount rate at a historically low level of 0.5%, which has stimulated business investment. The currency crisis in Southeast Asia, which started out as an isolated incident in Thailand, has affected other Asian currencies. It is estimated that about 40% of the 100 basis point tightening in Japanese monetary conditions since April has been due to the weakness of Asian currencies. Inflation remains almost non-existent in Japan and is currently about 0.03%. Consumer price inflation has been almost flat since 1995, with 0.01% recorded for 1996. The weakness of the yen for most of 1997 may be a key factor in a sustainable economic recovery as strong yen performance in the past has led to recession.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                JAPAN WEBS INDEX SERIES VS. THE MSCI JAPAN INDEX

                   [LINE GRAPH OMITTED-PLOT POINTS AS FOLLOWS]

                 Japan WEBS Index Series       MSCI Japan Index
03/12/96                $10,000                    $10,000
05/31/96                 10,548                     10,596
08/31/96                  9,689                      9,720
11/30/96                  9,527                      9,561
02/28/97                  8,060                      8,117
05/31/97                  8,959                      9,033
08/31/97                  8,529                      8,596

            Past performance is not predictive of future performance

                                    Value
                               August 31, 1997
                               ---------------
Japan WEBS Index Series            $8,529*
MSCI Japan Index                   $8,596


            AVERAGE ANNUAL TOTAL RETURN
                              ONE            SINCE
                             YEAR          INCEPTION
                          ----------       ---------
Japan WEBS Index Series    (11.97)%         (10.23)%
MSCI Japan Index           (11.57)%          (9.76)%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Japan WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant
  MSCI Index is unmanaged, does not incur expenses and is not available for investment.
                                       11

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================
MALAYSIA (FREE)

   PERFORMANCE REVIEW
   For the year ended August 31, 1997 the total return of the Malaysia (Free) WEBS Index Series was -40.20%. The corresponding MSCI Index total return for the year was -39.26%. The Malaysia (Free) WEBS Index Series underperformed the MSCI Malaysia (Free) Index total return by 0.94% for the year.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE MALAYSIA (FREE) WEBS INDEX SERIES' PERFORMANCE OVER THE YEAR ENDED AUGUST 31, 1997?
   The Malaysia (Free) WEBS Index Series underperformed the benchmark during this period due to several factors, principally the impact of expenses and portfolio sampling. These factors more than offset the positive impact on performance of cash drag and revenue differentials.
   WHAT MARKET CONDITIONS AFFECTED THE MALAYSIA (FREE) WEBS INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   The Malaysian government has been following a high growth strategy and this is expected to be a priority until the end of the decade. The strong economic growth experienced in 1996 (8.6% GDP) has slowed significantly in 1997. There was a slowdown in export growth in the last half of 1996 which has continued this year. The sharp depreciation of the ringgit against the dollar has undermined the export competitiveness of Malaysia. This has been felt especially hard in the global electronics sector, as Malaysia is a major producer of electronic chips. As a result, manufacturing growth has been lagging and loan growth to the manufacturing sector has been low for the last eight months. Another factor affecting growth has been the large current account deficit (about 5.8% of GDP) and the loss of comparative advantage based on cheap labor as wage increases have overtaken productivity growth. The currency crisis in Southeast Asia has adversely affected Malaysia. Bank Negara, Malaysia's central bank, recently abandoned its rigid link with the US dollar by allowing more flexibility in the exchange rate. After the Thailand currency crisis, the Malaysian ringgit came under selling pressure and Bank Negara implemented a high interest rate defense. The overnight interbank interest rate rose to 50% from 8%. Inflation has remained relatively stable at about 3.4% as has the unemployment rate, currently at about 3%. The tight monetary policy has helped to keep inflation subdued. Strong investment, fueled by the government's large infrastructure and utilities projects, had been the main driver of the economy, but has been weakened by the sharp increase in interest rates. Also, the currency crisis has caused some development projects to be delayed. The financial situation in Malaysia has adversely affected growth and the rate of GDP growth is expected to slow to about 6% to 7% for 1997.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MALAYSIA (FREE) WEBS INDEX SERIES VS. THE MSCI MALAYSIA (FREE) INDEX

                   [LINE GRAPH OMITTED-PLOT POINTS AS FOLLOWS]

              Malaysia (Free) WEBS Index Series     MSCI Malaysia (Free) Index
03/12/96                $10,000                            $10,000
05/31/96                 10,498                             10,562
08/31/96                 10,428                             10,512
11/30/96                 11,237                             11,365
02/28/97                 11,834                             12,172
05/31/97                 10,141                             10,411
08/31/97                  6,236                              6,385

            Past performance is not predictive of future performance

                                      Value
                                 August 31, 1997
                                 ---------------
Malaysia WEBS Index Series           $6,236*
MSCI Malaysia Index                  $6,385


                 AVERAGE ANNUAL TOTAL RETURN
                                        ONE            SINCE
                                       YEAR          INCEPTION
                                    ----------       ---------
Malaysia (Free) WEBS Index Series    (40.20)%        (27.41)%
MSCI Malaysia (Free) Index           (39.26)%        (26.24)%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Malaysia
  (Free) WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================
MEXICO (FREE)

   PERFORMANCE REVIEW
   For the year ended August 31, 1997 the total return of the Mexico (Free) WEBS Index Series was 35.21%. The corresponding MSCI Index total return for the year was 39.07%. The Mexico (Free) WEBS Index Series underperformed the MSCI Mexico
(Free) Index total return by 3.86% for the year.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE MEXICO (FREE) WEBS INDEX SERIES' PERFORMANCE OVER THE YEAR ENDED AUGUST 31, 1997?
   The Mexico (Free) WEBS Index Series underperformed the benchmark during this period principally due to portfolio sampling and the impact of expenses. Cash drag and revenue differentials also contributed to the underperformance. Portfolio sampling, which was constrained by the requirements to satisfy the diversification requirements of Subchapter M of the Internal Revenue Code, caused the Mexico (Free) WEBS Index Series to underperform the underlying MSCI Index principally due to a large position in the telecommunications industry, which performed poorly during the period.
   WHAT MARKET CONDITIONS AFFECTED THE MEXICO (FREE) WEBS INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   After a year of healthy economic recovery in 1996 (5.1% GDP), growth to date in 1997 has surpassed expectations. During the first half of the year private investment was at a minimum due to nervousness surrounding the July elections. The main objective of the government has been to restore credibility and regain investor confidence. The major outcome of the elections was the loss of political ground in the lower house of the Mexican Congress for the Partido Revolucion Institucional (PRI), which was the main political party. The PRI lost it's absolute majority in Congress, but captured the largest number of seats in the lower house of the Mexican Senate. The left wing Partido Revolucion Democratica (PRD) emerged as the big winner capturing more seats than the traditional opposition party, the right wing Partido Accion Nacional (PAN). The reaction of financial markets after the election has been positive, with the peso strengthening (from 7.95 pesos/USD to 7.85 pesos/USD) and consumer confidence soaring. GDP growth in the second quarter was 8.8%, far outpacing analysts expectations. This growth has taken place despite relatively tight monetary conditions and an increase in real wages. The Central Bank has focused on bringing stability to the exchange rate (a target of 7.7 pesos/USD has been established) in order to lower inflation. Inflation was 27.7% in 1996 and approximately 20.4%, on an annual basis, in the first eight months of 1997. Real interest rates are expected to decline as consumer confidence improves and the US economy continues to grow. There was a strong recovery by the consumer and capital goods sectors in the second quarter. They grew at annualized rates of 51% and 47%, respectively. Trade reports have also shown higher export growth, at 16.1% compared to 14.5% in the first quarter. The outlook for the remainder of the year is positive given the expected decline in interest rates, continued recovery of employment and real wages, all sustained by economic growth.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MEXICO (FREE) WEBS INDEX SERIES VS. THE MSCI MEXICO (FREE) INDEX

                   [LINE GRAPH OMITTED-PLOT POINTS AS FOLLOWS]

               Mexico (Free) WEBS Index Series    MSCI Mexico (Free) Index
03/12/96                $10,000                          $10,000
05/31/96                 11,618                           11,617
08/31/96                 11,592                           11,736
11/30/96                 11,311                           11,489
02/28/97                 12,820                           13,254
05/31/97                 13,283                           13,818
08/31/97                 15,675                           16,321

            Past performance is not predictive of future performance

                                    Value
                               August 31, 1997
                               ---------------
Mexico WEBS Index Series           $15,675*
MSCI Mexico Index                  $16,321


                  AVERAGE ANNUAL TOTAL RETURN
                                   ONE YEAR      SINCE INCEPTION
                                   --------      ---------------
Mexico (Free) WEBS Index Series     35.21%           35.65%
MSCI Mexico (Free) Index            39.07%           39.42%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Mexico
  (Free) WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================
NETHERLANDS

   PERFORMANCE REVIEW
   For the year ended August 31, 1997 the total return of the Netherlands WEBS Index Series was 28.04%. The corresponding MSCI Index total return for the year was 33.77%. The Netherlands WEBS Index Series underperformed the MSCI Netherlands Index total return by 5.73% for the year. This underperformance was principally due to an underweighted position in Royal Dutch/Shell, described below.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE NETHERLANDS WEBS INDEX SERIES' PERFORMANCE OVER THE YEAR ENDED AUGUST 31, 1997?
   The Netherlands WEBS Index Series underperformed the benchmark principally due to portfolio sampling and the need for compliance with its concentration policy and the diversification requirements of the Internal Revenue Code which state that no more than 25% of the portfolio can be made up of one individual security at the close of each quarter in its taxable year. In keeping with these provisions, holdings of Royal Dutch/Shell have been restricted to 25%, even though it has a much higher weighting in the benchmark MSCI Index. This resulted in a re-weighting of the remaining securities in the portfolio which had a negative effect on performance since Royal Dutch/Shell had very strong performance in the period and outperformed the balance of the portfolio. The impact of expenses, cash drag and revenue differentials also contributed to the underperformance.
   WHAT MARKET CONDITIONS AFFECTED THE NETHERLANDS WEBS INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   Although growth was relatively slow in 1996, GDP was up 2.7% for the year. In the first quarter of 1997, GDP growth was at a respectable 2.1% annual rate. Private consumption has been a major contributor to economic growth this year. This has been due to rising employment, high consumer confidence and borrowing which stimulated household expenditures. Unemployment has been on the decline and was at 5.7% in May compared to 6.5% for 1996. The Central Bank has taken a pro-active position on monetary policy in order to keep the inflation rate within targets set by the Maastricht Treaty. Inflation has been at about a 2% annual rate for the year through August 1997. The Netherlands seems certain to be a founding member of the European Monetary Union (EMU) as it has been able to meet budget deficit and inflation criterion. Business investment has been positive and will continue to grow due to a sound financial situation, low interest rates and healthy corporate earnings. The economy should receive added momentum from a competitive exchange rate and increased exports with Germany and France. Another added boost will come from the fact that the Dutch cabinet recently decided to increase expenditures and cut taxes in both 1997 and 1998 in order to fulfill the EMU budget deficit criteria.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE NETHERLANDS WEBS INDEX SERIES VS. THE MSCI NETHERLANDS INDEX

                   [LINE GRAPH OMITTED-PLOT POINTS AS FOLLOWS]

             Netherlands WEBS Index Series        MSCI Netherlands Index
03/12/96              $10,000                            $10,000
05/31/96               11,113                             10,941
08/31/96               11,118                             10,974
11/30/96               12,259                             12,255
02/28/97               12,934                             12,949
05/31/97               13,825                             13,960
08/31/97               14,236                             14,680

            Past performance is not predictive of future performance

                                          Value
                                     August 31, 1997
                                     ---------------
Netherlands WEBS Index Series            $14,236*
MSCI Netherlands Index                   $14,680


              AVERAGE ANNUAL TOTAL RETURN
                                    ONE            SINCE
                                   YEAR          INCEPTION
                                ----------       ---------
Netherlands WEBS Index Series     28.04%           27.08%
MSCI Netherlands Index            33.77%           29.75%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Netherlands WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================
SINGAPORE (FREE)

   PERFORMANCE REVIEW
   For the year ended August 31, 1997 the total return of the Singapore (Free) WEBS Index Series was -23.48%. The corresponding MSCI Index total return for the year was -24.30%. The Singapore (Free) WEBS Index Series outperformed the MSCI Singapore (Free) Index total return by 0.82% for the year.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE SINGAPORE (FREE) WEBS INDEX SERIES' PERFORMANCE OVER THE YEAR ENDED AUGUST 31, 1997?
   The Singapore (Free) WEBS Index Series outperformed the benchmark for several reasons, principally the impact of portfolio sampling but also including cash drag and revenue differentials. These factors more than offset the effect of the Fund' expenses.
   WHAT MARKET CONDITIONS AFFECTED THE SINGAPORE (FREE) WEBS INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   After enjoying strong economic growth for the past three years, GDP growth has begun to slow and was 6.5% for 1996, compared to 8.5% in 1995. The main reason for this slowdown has been the drop in export demand. Singapore is highly dependent on foreign trade. The country has a highly industrialized economy with a large and vibrant manufacturing sector, which accounts for approximately 24% of GDP. Financial and business services have steadily become more important in recent years and now contribute almost 30% of economic growth. Singapore has faced increasingly tough competition in the electronics industry, its major sector. Both developing and developed countries understand the importance of this sector to their manufacturing base and are aggressively seeking to attract multi-national companies to locate projects there. Many of Singapore's competitors have the advantage of lower land and labor costs. The government has set up an Economic Committee comprised of representatives from the private sector, academia and the public sector to study the issue of Singapore's long-term competitiveness and recommend changes. The Thai currency crisis has also negatively effected Singapore. The selling pressure on the Thailand baht led to selling pressure on the Singapore dollar, and short-term interest rates recently hit a 31-month low. The exchange rate is the primary instrument of monetary policy and aims to promote sustainable, non-inflationary growth. The
Singapore dollar depreciated 3.2% in the first quarter of 1997, reversing a six-year trend of appreciation. The country is benefiting from a recent upswing in global electronics demand. The impact of the pick-up in US orders of electronics over the past six months will be felt for the remainder of the year. The electronics sub-sector grew by about 11.1% in the second quarter. If this demand continues and the currency crisis comes to a close, Singapore can expect growth to pick up and GDP is forecast to grow about 7% to 8% in 1997.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SINGAPORE (FREE) WEBS INDEX SERIES VS. THE MSCI SINGAPORE (FREE) INDEX

                   [LINE GRAPH OMITTED-PLOT POINTS AS FOLLOWS]

            Singapore (Free) WEBS Index Series      MSCI Singapore (Free) Index
03/12/96               $10,000                               $10,000
05/31/96                 9,714                                 9,692
08/31/96                 9,327                                 9,196
11/30/96                 9,548                                 9,358
02/28/97                 9,720                                 9,670
05/31/97                 9,073                                 8,986
08/31/97                 7,137                                 6,961

            Past performance is not predictive of future performance

                                              Value
                                         August 31, 1997
                                         ---------------
Singapore (Free) WEBS Index Series           $7,137*
MSCI Singapore (Free) Index                  $6,961


                   AVERAGE ANNUAL TOTAL RETURN
                                         ONE            SINCE
                                        YEAR          INCEPTION
                                     ----------       ---------
Singapore (Free) WEBS Index Series    (23.48)%         (20.45)%
MSCI Singapore (Free) Index           (24.30)%         (21.79)%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Singapore
  (Free) WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================
SPAIN

   PERFORMANCE REVIEW
   For the year ended August 31, 1997 the total return of the Spain WEBS Index Series was 39.15%. The corresponding MSCI Index total return for the year was 40.88%. The Spain WEBS Index Series underperformed the MSCI Spain Index total return by 1.73% for the year.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE SPAIN WEBS INDEX SERIES' PERFORMANCE OVER THE YEAR ENDED AUGUST 31, 1997?
   The Spain WEBS Index Series underperformed the benchmark during this period due to several factors, principally the impact of expenses and cash drag, which more than offset the positive impact of portfolio sampling and revenue differentials.
   WHAT MARKET CONDITIONS AFFECTED THE SPAIN WEBS INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   The economy of Spain is growing steadily, despite constraints imposed with meeting the criteria of the Maastricht Treaty. GDP growth was about 2.1% for 1996 and GDP is expected to increase slightly in 1997. This growth has been helped by strong services output, increased private consumption and industrial output which has risen strongly, outperforming the European average. Spain has also seen rising business and consumer confidence, supported by positive employment prospects. Monetary conditions may remain stimulative as in recent months due to a rise in the U.S. dollar and the British pound. Fiscal policy should be moderately restrictive next year with the bulk of deficit reduction coming from cuts in spending as opposed to tax increases. Looking to the future, it seems as if Spain will make the first round of the European Monetary Union, despite the fact that national debt is estimated to be about 70% of GDP. The markets have become increasingly optimistic of Spain's inclusion and investment in information technology and capital equipment should be stimulated to take advantage of greater export opportunities and foreign competition. Inflation has been kept under control, 3.2% as of 1996 and estimated to decline to about 2.5% in 1997. The increased credibility of the Bank of Spain (since its independence in 1994) has helped the inflation outlook. The Bank of Spain has been cautious and interest rates have gradually been lowered by 75 basis points to 5.50% in January and by another 50 basis points to 5.00% in May. For now, ongoing growth in employment (up 3% for the year) should support private consumption spending and reinforce the current cycle already at work.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                SPAIN WEBS INDEX SERIES VS. THE MSCI SPAIN INDEX

                   [LINE GRAPH OMITTED-PLOT POINTS AS FOLLOWS]


           Spain WEBS Index Series    MSCI Spain Index
03/12/96         $10,000                  $10,000
05/31/96          10,640                   10,747
08/31/96          10,845                   10,917
11/30/96          12,361                   12,508
02/28/97          12,893                   13,066
05/31/97          15,229                   15,497
08/31/97          15,091                   15,379

            Past performance is not predictive of future performance

                                  Value
                             August 31, 1997
                             ---------------
Spain WEBS Index Series         $15,091*
MSCI Spain Index                $15,379


               AVERAGE ANNUAL TOTAL RETURN
                               ONE            SINCE
                              YEAR          INCEPTION
                           ----------       ---------
Spain WEBS Index Series      39.15%           32.21%
MSCI Spain Index             40.88%           33.91%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Spain WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant
  MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================
SWEDEN

   PERFORMANCE REVIEW
   For the year ended August 31, 1997 the total return of the Sweden WEBS Index Series was 30.10%. The corresponding MSCI Index total return for the year was 32.64%. The Sweden WEBS Index Series underperformed the MSCI Sweden Index total return by 2.54% for the year.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE SWEDEN WEBS INDEX SERIES' PERFORMANCE OVER THE YEAR ENDED AUGUST 31, 1997?
   The Sweden WEBS Index Series underperformed the benchmark during this period due to several factors, principally the impact of expenses and cash drag. Portfolio sampling also had a slight negative effect on performance of the Sweden WEBS Index Series.
   WHAT MARKET CONDITIONS AFFECTED THE SWEDEN WEBS INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   Economic growth in the first quarter of 1997 continued the disappointing performance of 1996 when GDP was only 1.1% for the year. Continued high levels of unemployment (about 8% in 1996) currently restrain consumer and business confidence levels. Sweden has a history of very low unemployment (prior to recent times the historic peak was 3.5% in the 1980's) and is finding it very hard to come to terms with unemployment in excess of 8%. Budgetary policy, which is used to control inflation, has had the undesirable consequence of holding unemployment at high levels. Inflation has remained under control due to the strength of the currency and is estimated to be 0.5% for 1997. This is well below the Central Bank's inflation target of 2%. A turnaround of economic growth was experienced during the second quarter. GDP growth is estimated to be about 1.9% for the first half of the year. This growth has been supported by both domestic demand and exports. Domestic demand has been increased by consumption and investment, which is up 3% for the year. Export growth has been a strong factor, rising 11% for the year and foreign orders rising 37%. The Central Bank cut the repo rate aggressively from 8.91% to 4.10% by the end of 1996 due to the appreciation of the currency, tight budgetary policy and low inflation. Sweden will not be a founding member of a single currency under the European Monetary Union as the government has not been able to meet criteria set by the Maastricht Treaty. The country's fiscal condition continues to improve with the deficit declining from a high of 12.3% of GDP in 1993 to about 2.5% last year. The deficit is expected to be about 1.8% of GDP in 1997. The rate of growth is expected to rise due to the strength of the export sector increasing the demand for capital goods which, in turn, increases domestic investment in machinery and equipment.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
               SWEDEN WEBS INDEX SERIES VS. THE MSCI SWEDEN INDEX

                   [LINE GRAPH OMITTED-PLOT POINTS AS FOLLOWS]

                Sweden WEBS Index Series         MSCI Sweden Index
03/12/96                $10,000                      $10,000
05/31/96                 10,976                       10,805
08/31/96                 11,413                       11,200
11/30/96                 13,163                       12,989
02/28/97                 13,357                       13,344
05/31/97                 13,840                       13,806
08/31/97                 14,848                       14,856

            Past performance is not predictive of future performance

                                   Value
                              August 31, 1997
                              ---------------
Sweden WEBS Index Series          $14,848*
MSCI Sweden Index                 $14,856


              AVERAGE ANNUAL TOTAL RETURN
                             ONE            SINCE
                            YEAR          INCEPTION
                         ----------       ---------
Sweden WEBS Index Series   30.10%           30.76%
MSCI Sweden Index          32.64%           30.80%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Sweden WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant
  MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================
SWITZERLAND

   PERFORMANCE REVIEW
   For the year ended August 31, 1997 the total return of the Switzerland WEBS Index Series was 16.69%. The corresponding MSCI Index total return for the year was 16.27%. The Switzerland WEBS Index Series outperformed the MSCI Switzerland Index total return by 0.42% for the year.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE SWITZERLAND WEBS INDEX SERIES' PERFORMANCE OVER THE YEAR ENDED AUGUST 31, 1997?
   The primary reason the Switzerland WEBS Index Series outperformed the benchmark was due to portfolio sampling which had a positive effect on performance. This technique resulted in the Index Series holding a large position in the health industry, as well as substantial holdings in two securities, Novartis and Roche, both of which had good performance during the period. This fact, along with the re-weighting of the remaining securities in the portfolio, more than offset the negative impact of expenses and cash drag.
   WHAT MARKET CONDITIONS AFFECTED THE SWITZERLAND WEBS INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   The minimal economic growth Switzerland has experienced during the last two years is continuing in 1997. GDP grew by 0.2% in 1996 and is expected to make a small recovery in 1997 to about 1% growth. First quarter GDP data show that there has been a stabilization of the economy after seven consecutive quarters of contraction. Private consumption has been stagnant and capital growth has slowed. Wage cuts in the public sector and job losses as a result of company mergers and general cutbacks have added to the decrease in private consumption. Export growth has been rising given that the business cycle is accelerating all over Europe. Unemployment is high by historical standards and is estimated to have increased to 4% in 1996. The Swiss economy is dominated by small- and medium-sized companies, which have not been able to keep up with the multi-national companies in restructuring their activities to take advantage of the weakened Swiss franc. The effects of the weakness of the Swiss franc has been a factor in the performance of the economy. The franc has depreciated significantly and reached a 32 month low against the U.S. dollar in January. In an effort to stimulate domestic growth, the Swiss National Bank has been easing monetary policy. The discount rate was cut to 1% in September of 1996, which represents a historic low. The Swiss National Bank has stated that it does not want to raise interest rates until the economy shows clear signs of recovery. A rebound is expected despite subdued domestic demand, and will be based on improved export demand, although the economy is currently operating below potential.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SWITZERLAND WEBS INDEX SERIES VS. THE MSCI SWITZERLAND INDEX

                   [LINE GRAPH OMITTED-PLOT POINTS AS FOLLOWS]

               Switzerland WEBS Index Series     MSCI Switzerland Index
03/12/96               $10,000                          $10,000
05/31/96                 9,751                            9,617
08/31/96                10,260                           10,319
11/30/96                10,093                           10,125
02/28/97                10,210                           10,347
05/31/97                11,879                           12,050
08/31/97                11,972                           11,998

            Past performance is not predictive of future performance

                                                Value
                                           August 31, 1997
                                           ---------------
Switzerland WEBS Index Series                  $11,972*
MSCI Switzerland Index                         $11,998


                AVERAGE ANNUAL TOTAL RETURN
                                    ONE            SINCE
                                   YEAR          INCEPTION
                                ----------       ---------
Switzerland WEBS Index Series     16.69%           12.99%
MSCI Switzerland Index            16.27%           13.15%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Switzerland WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================
UNITED KINGDOM

   PERFORMANCE REVIEW
   For the year ended August 31, 1997 the total return of the United Kingdom WEBS Index Series was 30.48%. The corresponding MSCI Index total return for the year was 31.81%. The United Kingdom WEBS Index Series underperformed the MSCI United Kingdom Index total return by 1.33% for the year.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE UNITED KINGDOM WEBS INDEX SERIES' PERFORMANCE OVER THE YEAR ENDED
AUGUST 31, 1997?
   The United Kingdom WEBS Index Series underperformed the benchmark during this period primarily due to the impact of expenses. Revenue differentials and cash drag had a small negative impact on performance compared to the benchmark. Portfolio sampling resulted in a modest positive contribution to performance.
   WHAT MARKET CONDITIONS AFFECTED THE UNITED KINGDOM WEBS INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   Consumer spending has been the engine of the United Kingdom's economic upturn. In addition to strong employment, consumption has been boosted from larger than expected cash payouts due to the conversion of mutually owned building societies into private companies. These "windfall" gains, estimated to total around $56 billion dollars so far, are contributing to near record consumer confidence levels. Retail spending has risen by 8.7% through the second quarter, which is the strongest increase seen since 1987. The housing market has benefited from the boom with property transactions expected to post their best outcome since the late 1980s. The unemployment rate fell to a seven year low of 5.7% during the second quarter, although the tightness in the labor market may begin to exert upward pressure on wages. The Bank of England reacted to this positive growth by increasing the base rate 25 basis points on August 7 to 7%. The equity market should remain fairly priced with earnings-per-share (EPS) accurately reflecting the continued growth experienced in the domestic economy. Export orders have been declining in response to the pound's 20% plus appreciation against the US dollar (on a trade weighted basis) since last year. Inflation has remained in check, coming in at 2.4% for 1996 and expected to be only 3% for 1997. The Bank of England is expected to keep a close watch on consumer price inflation before making any further rate moves. For now, the economy is growing strongly (GDP growth is expected to be 3.5% for the year), with unemployment and inflation under control.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE UNITED KINGDOM WEBS INDEX SERIES VS. THE MSCI UNITED KINGDOM INDEX

                   [LINE GRAPH OMITTED-PLOT POINTS AS FOLLOWS]

              United Kingdom WEBS Index Series      MSCI United Kingdom Index
03/12/96                $10,000                            $10,000
05/31/96                 10,470                             10,521
08/31/96                 11,040                             11,078
11/30/96                 12,417                             12,548
02/28/97                 12,767                             12,996
05/31/97                 13,805                             13,986
08/31/97                 14,405                             14,601

            Past performance is not predictive of future performance

                                          Value
                                     August 31, 1997
                                     ---------------
United Kingdom WEBS Index Series         $14,405*
MSCI United Kingdom Index                $14,601


                  AVERAGE ANNUAL TOTAL RETURN
                                         ONE            SINCE
                                        YEAR          INCEPTION
                                      ----------      ---------
United Kingdom WEBS Index Series        30.48%          28.10%
MSCI United Kingdom Index               31.81%          29.28%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the United Kingdom WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

AUGUST 31, 1997
PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================
AUSTRALIA WEBS INDEX SERIES

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           COMMON STOCK - BASKET         100.00%
           APPLIANCES & HOUSEHOLD DURABLES 0.85%
 114,000   Email Limited                           $   350,841
                                                   -----------
           BANKING                        19.50%
 380,000   National Australia Bank Limited           5,275,179
 480,000   Westpac Banking Corporation
             Limited                                 2,781,698
                                                   -----------
                                                     8,056,877
                                                   -----------
           BEVERAGES & TOBACCO             7.83%
 206,000   Coca-Cola Amatil Limited                  2,100,141
 602,000   Foster's Brewing Group Limited            1,136,374
                                                   -----------
                                                     3,236,515
                                                   -----------
           BROADCASTING & PUBLISHING       7.90%
 522,000   News Corporation Limited                  2,351,064
 240,000   News Corporation Limited - Preferred        914,893
                                                   -----------
                                                     3,265,957
                                                   -----------
           BUILDING MATERIALS & COMPONENTS 8.17%
 334,000   Boral Limited                               973,932
 276,000   CSR Limited                                 977,120
 130,000   James Hardie Industries Limited             442,096
 292,000   Pioneer International Limited               982,291
                                                   -----------
                                                     3,375,439
                                                   -----------
           BUSINESS & PUBLIC SERVICES      2.95%
  62,000   Brambles Industries Limited               1,220,445
                                                   -----------
           CHEMICALS                       1.85%
  82,000   ICI Australia Limited                       764,908
                                                   -----------
           CONSTRUCTION & HOUSING          0.43%
  36,000   Leighton Holdings Limited                   176,712
                                                   -----------
           ENERGY SOURCES                 16.82%
 495,000   Broken Hill Proprietary Company           6,209,904
 156,000   Santos Limited                              741,346
                                                   -----------
                                                     6,951,250
                                                   -----------
           FOOD & HOUSEHOLD PRODUCTS       1.80%
 144,000   Burns Philp & Company Limited               252,786
 342,000   Goodman Fielder Limited                     489,838
                                                   -----------
                                                       742,624
                                                   -----------
           FOREST PRODUCTS & PAPER         2.43%
 166,000   Amcor Limited                             1,004,678
                                                   -----------
           GOLD MINES                      1.86%
  80,000   Newcrest Mining Limited                     155,126
 360,000   Normandy Mining Limited                     436,293
  62,000   Plutonic Resources Limited                  176,691
                                                   -----------
                                                       768,110
                                                   -----------

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           LEISURE & TOURISM               0.56%
 190,000   Crown Limited*                           $  233,057
                                                   -----------
           MERCHANDISING                   3.43%
 304,000   Coles Myer Limited                        1,415,423
                                                   -----------
           METALS - NON FERROUS            9.87%
 428,000   Mount Isa Mines Holdings
             Limited                                   512,417
 214,000   North Limited                               720,370
  56,000   RGC Limited                                 158,358
  86,000   Rio Tinto Limited                         1,270,288
 280,000   WMC Limited                               1,419,054
                                                   -----------
                                                     4,080,487
                                                   -----------
           METALS - STEEL                  0.99%
 358,000   Australian National Industries
             Limited                                   410,204
                                                   -----------
           MULTI-INDUSTRY                  5.15%
  76,000   Howard Smith Limited                        695,040
 276,000   Pacific Dunlop Limited                      709,527
 210,000   Southcorp Holdings Limited                  724,952
                                                   -----------
                                                     2,129,519
                                                   -----------
           REAL ESTATE                     7.61%
 258,000   General Property Trust                      464,277
  66,000   Lend Lease Corporation Limited            1,422,897
 194,000   Stockland Trust Group                       484,476
 412,000   Westfield Trust                             771,666
                                                   -----------
                                                     3,143,316
                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $42,887,880)                     41,326,362
                                                   -----------

           TOTAL INVESTMENTS
             (COST $42,887,880)+         100.00%   $41,326,362
                                         =======   ===========

--------------------
*  Non-Income producing security.
+ Aggregate cost for Federal income tax purposes is $43,069,312. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
            Excess of value over tax cost          $   937,013
            Excess of tax cost over value           (2,679,963)
                                                   -----------
                                                   $(1,742,950)
                                                   ===========


                 See accompanying notes to financial statements.

AUGUST 31, 1997
PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================
AUSTRIA WEBS INDEX SERIES

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           COMMON STOCK - BASKET         100.00%
           BANKING                        24.90%
  10,240   Bank Austria AG                         $   509,232
   6,092   Creditanstalt Bankverein AG                 374,123
   2,792   Creditanstalt Bankverein AG
             Vorzug                                    136,619
                                                   -----------
                                                     1,019,974
                                                   -----------
           BEVERAGES & TOBACCO             4.03%
   3,124   Oesterreichische Brau
             Beteiligungs AG                           165,219
                                                   -----------
           BUILDING MATERIALS & COMPONENTS 4.36%
     920   Wienerberger Baustoffindustrie
             AG                                        178,648
                                                   -----------
           BUSINESS & PUBLIC SERVICES      3.09%
   3,276   Flughafen Wien AG                           126,711
                                                   -----------
           CHEMICALS                       2.19%
   1,428   Lenzing AG*                                  89,500
                                                   -----------
           CONSTRUCTION & HOUSING          5.68%
   1,200   Bau Holding AG                               73,884
   1,400   Bau Holding AG Vorzug                        68,074
   2,800   Universale-Bau AG                            90,618
                                                   -----------
                                                       232,576
                                                   -----------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   1.40%
     736   Austria Mikro Systeme
             International AG                           57,516
                                                   -----------
           ENERGY SOURCES                 13.26%
   4,112   OMV AG                                      543,355
                                                   -----------
           INSURANCE                       4.37%
     760   EA-Generali AG                              179,074
                                                   -----------

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           MACHINERY & ENGINEERING        14.39%
     628   BWT AG                                  $   106,431
   3,324   Steyr Daimler Puch AG                        98,656
   2,096   VA Technologie AG                           384,588
                                                   -----------
                                                       589,675
                                                   -----------
           METALS - STEEL                  4.44%
   2,320   Boehler-Uddeholm AG                         182,033
                                                   -----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   8.61%
   3,300   Mayr Melnhof Karton AG                      190,417
   4,200   Radex-Heraklith Industries AG               162,119
                                                   -----------
                                                       352,536
                                                   -----------
           TRANSPORTATION - AIRLINES       4.84%
   8,400   Austrian Airlines AG*                       198,255
                                                   -----------
           UTILITIES - ELECTRICAL & GAS    4.44%
   2,676   Oesterreichische
             Elektrizitaetswirtschafts
             AG - Class A                              182,040
                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $4,118,228)                       4,097,112
                                                   -----------

           TOTAL INVESTMENTS
             (COST $4,118,228)+          100.00%   $ 4,097,112
                                         =======   ===========

-------------------
*  Non-Income producing security.
+ Aggregate cost for Federal income tax purposes is $4,138,149. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
            Excess of value over tax cost             $351,828
            Excess of tax cost over value             (392,865)
                                                      --------
                                                      $(41,037)
                                                      ========


                 See accompanying notes to financial statements.

AUGUST 31, 1997
PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================
BELGIUM WEBS INDEX SERIES

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           COMMON STOCK - BASKET         100.00%
           BANKING                        12.80%
   7,176   Generale de Banque SA                   $ 2,689,069
   3,900   Kredietbank NV                            1,450,955
                                                   -----------
                                                     4,140,024
                                                   -----------
           BUILDING MATERIALS & COMPONENTS 4.61%
  18,408   Cimenteries CBR                           1,488,591
                                                   -----------
           CHEMICALS                       5.04%
  29,120   Solvay SA                                 1,629,968
                                                   -----------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   4.73%
   7,800   Barco NV                                  1,530,194
                                                   -----------
           ENERGY SOURCES                 11.89%
  10,764   Petrofina SA                              3,845,320
                                                   -----------
           INDUSTRIAL COMPONENTS           2.34%
   1,196   Bekaert NV                                  756,351
                                                   -----------
           INSURANCE                      17.57%
  20,748   Fortis AG                                 4,075,899
   5,824   Royale Belge                              1,606,459
                                                   -----------
                                                     5,682,358
                                                   -----------
           MERCHANDISING                   4.52%
  31,772   Delhaize-Le Lion SA                       1,462,059
                                                   -----------

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           METALS - NON FERROUS            4.50%
  17,524   Union Miniere SA*                       $ 1,454,831
                                                   -----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   2.15%
   4,940   Glaverbel SA                                695,269
                                                   -----------
           MULTI-INDUSTRY                  9.77%
  17,784   Gevaert                                   1,598,454
  10,452   Groupe Bruxelles Lambert SA               1,561,049
                                                   -----------
                                                     3,159,503
                                                   -----------
           UTILITIES - ELECTRICAL & GAS   20.08%
  24,908   Electrabel SA                             4,899,825
   4,004   Tractebel                                 1,594,704
                                                   -----------
                                                     6,494,529
                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $32,926,072)                     32,338,997
                                                   -----------

           TOTAL INVESTMENTS
             (COST $32,926,072)+         100.00%   $32,338,997
                                         =======   ===========

-------------------
*  Non-Income producing security.
+ Aggregate cost for Federal income tax purposes is $33,386,037. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
            Excess of value over tax cost          $   605,928
            Excess of tax cost over value           (1,652,968)
                                                   -----------
                                                   $(1,047,040)
                                                   ===========


                 See accompanying notes to financial statements.

AUGUST 31, 1997
PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================
CANADA WEBS INDEX SERIES

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           COMMON STOCK - BASKET          99.97%
           AEROSPACE & MILITARY TECHNOLOGY 2.44%
  30,600   Bombardier Incorporated -
             Class B                               $   593,929
                                                   -----------
           BANKING                        15.28%
  19,800   Bank of Montreal                            755,780
  18,000   Bank of Nova Scotia                         777,170
  32,400   Canadian Imperial Bank of
             Commerce                                  838,877
  12,600   National Bank of Canada                     162,434
  25,200   Royal Bank of Canada                      1,182,413
                                                   -----------
                                                     3,716,674
                                                   -----------
           BEVERAGES & TOBACCO             5.20%
   7,200   Molson Company Limited -
             Class A                                   132,229
  32,400   Seagram Company Limited                   1,131,725
                                                   -----------
                                                     1,263,954
                                                   -----------
           BROADCASTING & PUBLISHING       6.26%
   5,400   Quebecor Incorporated -
             Class B                                   100,727
  14,400   Rogers Communications
             Incorporated - Class B*                   100,079
   7,200   Southam Incorporated                        132,229
  52,200   Thomson Corporation                       1,189,867
                                                   -----------
                                                     1,522,902
                                                   -----------
           BUSINESS & PUBLIC SERVICES      3.33%
   7,200   Extendicare Incorporated -
             Class A*                                  115,376
  23,400   Laidlaw Incorporated                        342,110
   5,400   Loewen Group Incorporated                   171,120
   9,000   Moore Corporation Limited                   180,843
                                                   -----------
                                                       809,449
                                                   -----------
           CHEMICALS                       2.19%
  10,800   Agrium Incorporated                         130,673
  16,200   Methanex Corporation*                       135,924
   3,600   Potash Corporation of
             Saskatchewan
             Incorporated                              266,662
                                                   -----------
                                                       533,259
                                                   -----------
           ELECTRICAL & ELECTRONICS       11.51%
  14,400   Newbridge Networks
             Corporation                               655,960
  21,600   Northern Telecom Limited                  2,142,888
                                                   -----------
                                                     2,798,848
                                                   -----------

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           ENERGY SOURCES                 13.86%
   9,000   Alberta Energy Company
             Limited                               $   199,316
   9,000   Anderson Exploration Limited*               112,135
   7,200   Canadian Natural Resources
             Limited*                                  185,380
  10,800   Canadian Occidental
             Petroleum Limited                         266,792
  18,000   Gulf Canada Resources
             Limited*                                  147,137
  12,600   Imperial Oil Limited                        694,202
   3,600   IPL Energy Incorporated                     128,599
   7,200   Norcen Energy Resources
             Limited                                   173,453
  23,400   Petro-Canada                                404,465
  10,800   Poco Petroleum Limited*                     106,561
   9,000   Ranger Oil Limited                           86,532
   9,000   Renaissance Energy Limited*                 231,725
  10,800   Suncor Energy Incorporated                  338,740
   9,000   Talisman Energy Incorporated*               294,599
                                                   -----------
                                                     3,369,636
                                                   -----------
           FINANCIAL SERVICES              0.81%
   7,200   Power Corporation of Canada                 197,825
                                                   -----------
           FOREST PRODUCTS & PAPER         2.51%
  16,200   Abitibi Consolidated
             Incorporated                              283,515
   5,400   Avenor Incorporated                         101,116
  10,800   Domtar Incorporated                          89,449
  10,800   MacMillan Bloedel Limited                   135,340
                                                   -----------
                                                       609,420
                                                   -----------
           GOLD MINES                      5.24%
  37,800   Barrick Gold Corporation                    854,822
   5,400   Cambior Incorporated                         57,753
  21,600   Placer Dome Incorporated                    360,908
                                                   -----------
                                                     1,273,483
                                                   -----------
           HEALTH & PERSONAL CARE          0.46%
   5,400   MDS Incorporated - Class B                  112,784
                                                   -----------
           INDUSTRIAL COMPONENTS           1.47%
   5,400   Magna International
             Incorporated - Class A                    357,796
                                                   -----------
           MACHINERY & ENGINEERING         0.40%
   3,600   United Dominion Industries
             Limited                                    97,875
                                                   -----------
           MERCHANDISING                   2.12%
   7,200   Canadian Tire Corporation -
             Class A                                   135,081
   3,600   George Weston Limited                       243,327
   5,400   Hudson's Bay Company                        136,118
                                                   -----------
                                                       514,526
                                                   -----------


                 See accompanying notes to financial statements.

AUGUST 31, 1997
PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================
CANADA WEBS INDEX SERIES (CONCLUDED)

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           METALS - NON FERROUS            8.67%
  18,000   Alcan Aluminium Limited                 $   628,736
   5,400   Cameco Corporation                          187,260
   7,200   Cominco Limited                             186,676
  14,400   Inco Limited                                389,427
  21,600   Noranda Incorporated                        422,355
   5,400   Rio Algom Limited                           125,423
   9,000   Teck Corporation - Class B                  168,527
                                                   -----------
                                                     2,108,404
                                                   -----------
           METALS - STEEL                  0.60%
   7,200   Dofasco Incorporated                        146,748
                                                   -----------
           MULTI-INDUSTRY                  6.29%
  27,000   Canadian Pacific Limited                    787,541
  13,500   Edperbrascan Corporation -
             Class A                                   229,456
  18,000   Imasco Limited                              511,415
                                                   -----------
                                                     1,528,412
                                                   -----------
           TELECOMMUNICATIONS              6.90%
  50,400   BCE Incorporated                          1,428,333
  12,600   Telus Corporation                           250,457
                                                   -----------
                                                     1,678,790
                                                   -----------

--------------------------------------------------------------------------------
            NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           UTILITIES - ELECTRICAL & GAS    4.43%
  43,200   Nova Corporation                        $   365,574
  16,200   Transalta Corporation                       201,844
  18,000   Transcanada Pipelines Limited               337,054
   9,000   Westcoast Energy Incorporated               172,092
                                                   -----------
                                                     1,076,564
                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $20,346,865)                     24,311,278
                                                   -----------
           COMMON STOCK - NON-BASKET       0.03%
           CHEMICALS                       0.02%
     450   Agrium Incorporated                           5,445
                                                   -----------
           FOREST PRODUCTS & PAPER         0.01%
      56   Abitibi Consolidated
             Incorporated                                  980
                                                   -----------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $5,964)                               6,425
                                                   -----------

           TOTAL INVESTMENTS
             (COST $20,352,829)+         100.00%   $24,317,703
                                         =======   ===========

------------------
*  Non-Income producing security.
+ Aggregate cost for Federal income tax purposes is $20,367,885. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
            Excess of value over tax cost           $4,856,837
            Excess of tax cost over value             (907,019)
                                                    ----------
                                                    $3,949,818
                                                    ==========-


                  See accompanying notes to financial statements.

AUGUST 31, 1997
PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================
FRANCE WEBS INDEX SERIES

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           COMMON STOCK - BASKET         100.00%
           AEROSPACE & MILITARY TECHNOLOGY 0.84%
   4,415   Thomson CSF                             $   118,718
                                                   -----------
           APPLIANCES & HOUSEHOLD DURABLES 0.26%
   1,500   Moulinex*                                    36,353
                                                   -----------
           AUTOMOBILES                     1.41%
   1,780   PSA Peugeot Citroen                         199,848
                                                   -----------
           BANKING                         7.58%
   7,455   Banque Nationale de Paris                   318,332
   4,575   Compagnie Financiere de
             Paribas - Class A                         315,585
     550   Credit National/Natexis                      32,644
   3,300   Societe Generale                            410,222
                                                   -----------
                                                     1,076,783
                                                   -----------
           BEVERAGES & TOBACCO             1.21%
   2,295   Pernod Ricard                               107,268
   2,085   Societe Nationale D'Exploitation             64,281
                                                   -----------
                                                       171,549
                                                   -----------
           BROADCASTING & PUBLISHING       1.30%
   1,140   Canal  Plus SA                              184,001
                                                   -----------
           BUILDING MATERIALS & COMPONENTS 4.86%
   3,350   Compagnie de Saint Gobain                   460,622
   3,545   Lafarge SA                                  229,106
                                                   -----------
                                                       689,728
                                                   -----------
           BUSINESS & PUBLIC SERVICES      9.23%
   4,570   Compagnie Generale des Eaux                 510,833
   2,855   Havas SA                                    174,581
     265   Sodexho Alliance SA                         119,928
   5,015   Suez Lyonnaise des Eaux SA                  505,179
                                                   -----------
                                                     1,310,521
                                                   -----------
           CHEMICALS                       3.07%
   2,845   L'Air Liquide                               435,744
                                                   -----------
           CONSTRUCTION & HOUSING          0.77%
     925   Bouygues                                     74,116
     625   GTM Entrepose SA                             34,725
                                                   -----------
                                                       108,841
                                                   -----------
           ELECTRICAL & ELECTRONICS        7.93%
   4,875   Alcatel Alsthom                             597,972
     995   Legrand SA                                  176,182
     175   Sagem SA                                     85,603
   4,990   Schneider SA                                265,974
                                                   -----------
                                                     1,125,731
                                                   -----------
           ENERGY EQUIPMENT & SERVICES     0.17%
     200   Compagnie Generale de
             Geophysique SA*                            24,664
                                                   -----------
           ENERGY SOURCES                 12.39%
   9,270   Elf Acquitaine SA                         1,031,613
   7,750   Total SA-Class B                            727,022
                                                   -----------
                                                     1,758,635
                                                   -----------

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           FINANCIAL SERVICES              1.48%
   1,025   Compagnie Bancaire SA                   $   113,053
     555   CPR                                          41,633
     145   Societe Eurafrance SA                        54,983
                                                   -----------
                                                       209,669
                                                   -----------
           FOOD & HOUSEHOLD PRODUCTS       3.74%
     950   Eridania Beghin-Say SA                      123,733
   2,730   Groupe Danone                               406,878
                                                   -----------
                                                       530,611
                                                   -----------
           HEALTH & PERSONAL CARE         11.99%
     385   Essilor International                        95,338
   2,240   L'Oreal                                     800,277
  11,840   Rhone-Poulenc  - Class A                    434,911
   3,875   Sanofi SA                                   372,455
                                                   -----------
                                                     1,702,981
                                                   -----------
           INDUSTRIAL COMPONENTS           3.28%
   5,125   Michelin - Class B                          288,125
   2,955   Valeo SA                                    177,821
                                                   -----------
                                                       465,946
                                                   -----------
           INSURANCE                       4.44%
   9,875   Axa - UAP SA                                630,059
                                                   -----------
           LEISURE & TOURISM               2.14%
   1,375   Accor SA                                    206,290
     515   Club Mediterranee SA*                        41,307
     300   Pathe SA                                     56,088
                                                   -----------
                                                       303,685
                                                   -----------
           MACHINERY & ENGINEERING         1.15%
     665   Compagnie Francaise d'Etudes
             de Construction Technip                    80,473
   1,150   Sidel SA                                     83,423
                                                   -----------
                                                       163,896
                                                   -----------
           MERCHANDISING                  11.57%
   1,325   Carrefour SA                                799,740
   2,505   Casino Guichard Perrachon SA                124,723
     240   Comptoirs Modernes                          107,981
     825   Pinault-Printemps Redoute SA                352,551
     715   Promodes                                    258,039
                                                   -----------
                                                     1,643,034
                                                   -----------
           METALS - STEEL                  1.15%
   9,375   Usinor Sacilor                              162,755
                                                   -----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   0.59%
     605   Imetal SA                                    84,583
                                                   -----------
           MULTI-INDUSTRY                  0.72%
   3,845   Lagardere S.C.A.                            103,011
                                                   -----------
           REAL ESTATE                     0.82%
     325   Sefimeg                                      21,540
     675   Simco SA                                     50,635
     465   Union du Credit-Bail Immobilier              44,618
                                                   -----------
                                                       116,793
                                                   -----------


                 See accompanying notes to financial statements.

AUGUST 31, 1997
PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================
FRANCE WEBS INDEX SERIES (CONCLUDED)

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           RECREATION - OTHER CONSUMER
               GOODS                       5.46%
   2,750   LVMH (Moet - Hennessy
             Louis Vuitton)                        $   572,624
     640   Salomon SA                                   44,844
   2,180   Societe Bic SA                              157,781
                                                   -----------
                                                       775,249
                                                   -----------
           UTILITIES - ELECTRICAL & GAS    0.45%
     760   Primagaz Cie                                 64,529
                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $13,015,756)                     14,197,917
                                                   -----------

           TOTAL INVESTMENTS
             (COST $13,015,756)+         100.00%   $14,197,917
                                         =======   ===========

-------------------
*  Non-Income producing security.
+ Aggregate cost for Federal income tax purposes is $13,016,521. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
            Excess of value over tax cost           $1,522,200
            Excess of tax cost over value             (340,804)
                                                    ----------
                                                    $1,181,396
                                                    ==========


                 See accompanying notes to financial statements.

AUGUST 31, 1997
PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================
GERMANY WEBS INDEX SERIES

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           COMMON STOCK - BASKET         100.00%
           AUTOMOBILES                    11.68%
  23,750   Daimler-Benz AG                         $ 1,781,052
   1,250   Volkswagen AG                               899,206
     250   Volkswagen AG Vorzug                        134,707
                                                   -----------
                                                     2,814,965
                                                   -----------
           BANKING                        13.48%
  12,500   Bayerische Hypotheken-Und
             Wechsel Bank AG                           458,282
  12,750   Bayerische Vereinsbank AG                   663,635
  20,500   Deutsche Bank AG                          1,201,394
  23,250   Dresdner Bank AG                            926,022
                                                   -----------
                                                     3,249,333
                                                   -----------
           BUILDING MATERIALS & COMPONENTS 1.27%
     250   Buderus AG                                  122,209
   2,475   Heidelberger Zement AG                      184,917
                                                   -----------
                                                       307,126
                                                   -----------
           BUSINESS & PUBLIC SERVICES      4.89%
   3,000   SAP AG                                      663,260
   2,250   SAP AG Vorzug                               516,193
                                                   -----------
                                                     1,179,453
                                                   -----------
           CHEMICALS                       8.97%
  28,000   BASF AG                                     962,782
  32,500   Bayer AG                                  1,198,936
                                                   -----------
                                                     2,161,718
                                                   -----------
           CONSTRUCTION & HOUSING          0.93%
   2,000   Bilfinger & Berger Bau AG                    83,213
   3,000   Hochtief AG                                 141,651
                                                   -----------
                                                       224,864
                                                   -----------
           ELECTRICAL & ELECTRONICS        6.70%
  26,250   Siemens AG                                1,614,196
                                                   -----------
           FOREST PRODUCTS & PAPER         0.19%
     250   PWA-Papierwerke Waldhof-
             Aschaffenburg AG                           46,106
                                                   -----------
           HEALTH & PERSONAL CARE          3.20%
   4,000   Beiersdorf AG                               161,982
   8,250   Merck KGAA                                  316,215
   3,000   Schering AG                                 292,801
                                                   -----------
                                                       770,998
                                                   -----------
           INDUSTRIAL COMPONENTS           0.48%
   4,750   Continental AG                              115,570
                                                   -----------
           INSURANCE                      13.60%
  10,000   Allianz AG                                2,217,531
     250   AMB Aachener & Muenchener
             Beteiligungs AG                           204,144
   1,250   Axa Colonia Konzern AG                      114,571
   2,500   Muenchener Rueckversicherung
             AG                                        742,973
                                                   -----------
                                                     3,279,219
                                                   -----------

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           MACHINERY & ENGINEERING         2.20%
     500   Linde AG                                $   337,462
     500   MAN AG                                      137,485
     250   MAN AG Vorzug                                56,452
                                                   -----------
                                                       531,399
                                                   -----------
           MERCHANDISING                   2.76%
   1,500   Douglas Holding AG                           52,411
     500   Karstadt AG                                 173,036
   9,600   Metro AG                                    439,951
                                                   -----------
                                                       665,398
                                                   -----------
           METALS - STEEL                  1.43%
   1,500   Thyssen AG                                  345,795
                                                   -----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   1.53%
   5,000   Degussa  AG                                 244,417
   1,000   SGL Carbon AG                               124,431
                                                   -----------
                                                       368,848
                                                   -----------
           MULTI-INDUSTRY                  0.88%
     750   Preussag AG                                 211,018
                                                   -----------
           RECREATION - OTHER CONSUMER
             GOODS                         1.25%
   2,500   Adidas AG                                   302,050
                                                   -----------
           TELECOMMUNICATIONS             12.04%
  98,750   Deutsche Telekom AG                       1,974,780
   2,000   Mannesmann AG                               928,786
                                                   -----------
                                                     2,903,566
                                                   -----------
           TRANSPORTATION - AIRLINES       1.61%
  19,250   Deutsche Lufthansa AG                       387,096
                                                   -----------
           UTILITIES - ELECTRICAL & GAS   10.91%
  14,250   Rwe AG                                      645,137
   5,500   Rwe AG-Preferred                            212,337
  23,000   Veba AG                                   1,252,083
   1,250   Viag AG                                     520,428
                                                   -----------
                                                     2,629,985
                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $21,481,231)                     24,108,703
                                                   -----------

           TOTAL INVESTMENTS
             (COST $21,481,231)+         100.00%   $24,108,703
                                         =======   ===========

--------------------------------------------------------------------------------
+  Aggregate cost for Federal income tax purposes is $21,510,593.
   The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
            Excess of value over tax cost           $2,799,351
            Excess of tax cost over value             (201,241)
                                                    ----------
                                                    $2,598,110
                                                    ==========



                 See accompanying notes to financial statements.

AUGUST 31, 1997
PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================
HONG KONG WEBS INDEX SERIES

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 -------   --------                                    -----
           COMMON STOCK - BASKET          99.01%
           AEROSPACE & MILITARY TECHNOLOGY 0.24%
  18,400   Hong Kong Aircraft Engineering
             Company Limited                       $    60,550
                                                   -----------
           BANKING                         9.66%
 317,400   Bank Of East Asia Limited                 1,132,547
  96,600   Hang Seng Bank Limited                    1,165,583
  25,300   Wing Lung Bank                              155,084
                                                   -----------
                                                     2,453,214
                                                   -----------
           BROADCASTING & PUBLISHING       1.98%
 322,000   South China Morning Post
             Holdings Limited                          259,711
  69,000   Television Broadcasts Limited               243,980
                                                   -----------
                                                       503,691
                                                   -----------
           ELECTRICAL & ELECTRONICS        0.41%
  46,000   Johnson Electric Holdings
             Limited                                   103,291
                                                   -----------
           FINANCIAL SERVICES              1.01%
 138,000   Peregrine Investment Holdings
             Limited                                   256,446
                                                   -----------
           LEISURE & TOURISM               3.23%
 276,000   Hong Kong & Shanghai Hotels
             Limited                                   338,366
 552,000   Regal Hotels International                  151,374
 322,000   Shangri-La Asia Limited                     330,352
                                                   -----------
                                                       820,092
                                                   -----------
           MERCHANDISING                   1.67%
  69,000   Dickson Concepts International
             Limited                                   261,789
 230,000   Giordano International Limited              163,247
                                                   -----------
                                                       425,036
                                                   -----------
           MULTI-INDUSTRY                 19.34%
 690,000   Hopewell Holdings Limited                   411,827
 414,000   Hutchison Whampoa Limited                 3,445,993
 138,000   Swire Pacific Limited - Class A           1,055,168
                                                   -----------
                                                     4,912,988
                                                   -----------
           REAL ESTATE                    38.09%
 253,000   Cheung Kong Holdings Limited              2,677,249
 276,000   Chinese Estates Holdings                    245,761
 322,000   Hang Lung Development
             Company                                   581,752
 138,000   Hysan Development Company
             Limited                                   400,697
 184,000   Miramar Hotel & Investment
             Limited                                   403,665
 184,000   New World Development
             Company Limited                         1,146,883
 276,000   Sino Land Company                           261,789
 253,000   Sun Hung Kai Properties
             Limited                                 2,873,145
 299,000   Wharf Holdings Limited                    1,082,327
                                                   -----------
                                                     9,673,268
                                                   -----------

--------------------------------------------------------------------------------
  NO. OF
  SHARES   SECURITY                                    VALUE
  -------  --------                                    -----
           TELECOMMUNICATIONS             10.82%
1,306,400  Hong Kong Telecommunications
             Limited                               $ 2,748,009
                                                   -----------
           TRANSPORTATION - AIRLINES       2.96%
  460,000  Cathay Pacific Airways Limited              750,936
                                                   -----------
           TRANSPORTATION - SHIPPING       0.82%
  368,000  Shun Tak Holdings Limited                   207,769
                                                   -----------
           UTILITIES - ELECTRICAL & GAS    8.78%
  241,500  China Light & Power Company
             Limited                                 1,118,835
  598,000  Hong Kong & China Gas
             Company Limited                         1,111,266
                                                   -----------
                                                     2,230,101
                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $25,404,625)                     25,145,391
                                                   -----------
           COMMON STOCK - NON-BASKET       0.99%
           AEROSPACE & MILITARY TECHNOLOGY 0.06%
    4,600  Hong Kong Aircraft Engineering
             Company Limited                            15,137
                                                   -----------
           MULTI-INDUSTRY                  0.38%
   11,500  Hutchison Whampoa Limited                    95,722
                                                   -----------
           REAL ESTATE                     0.51%
   11,500  Sun Hung Kai Properties
             Limited                                   130,597
                                                   -----------
           TELECOMMUNICATIONS              0.04%
    4,600  Hong Kong Telecommunications
             Limited                                     9,676
                                                   -----------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $249,627)                           251,132
                                                   -----------

           TOTAL INVESTMENTS
             (COST $25,654,252)+         100.00%   $25,396,523
                                         =======   ===========

------------------
+ Aggregate cost for Federal income tax purposes is $25,677,191. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
            Excess of value over tax cost          $   735,208
            Excess of tax cost over value           (1,015,876)
                                                   -----------
                                                   $  (280,668)
                                                   ===========


                 See accompanying notes to financial statements.

AUGUST 31, 1997
PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================
ITALY WEBS INDEX SERIES

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           COMMON STOCK - BASKET         100.00%
           AUTOMOBILES                     4.60%
 486,200   Fiat SPA                                $ 1,495,847
                                                   -----------
           BANKING                        18.38%
 305,500   Banca Commerciale Italiana SPA              762,750
  91,000   Banca Popolare di Milano SPA                483,709
 100,100   Banco Ambrosiano Veneto SPA                 595,868
 152,100   Banco Ambrosiano Veneto SPA
             Rnc                                       332,931
 375,700   Credito Italiano SPA                        773,717
 201,500   Istituto Bancario San Paolo de
             Torino SPA                              1,399,864
 117,000   Istituto Mobiliare Italiano SPA           1,086,402
  80,600   Mediobanca SPA                              537,240
                                                   -----------
                                                     5,972,481
                                                   -----------
           BROADCASTING & PUBLISHING       3.32%
  31,200   Arnoldo Mondadori Editore SPA               184,892
 204,100   Mediaset SPA                                895,130
                                                   -----------
                                                     1,080,022
                                                   -----------
           CONSTRUCTION & HOUSING          0.83%
  50,700   Sirti SPA                                   271,050
                                                   -----------
           DATA PROCESSING & REPRODUCTION  0.51%
 406,848   Olivetti Group SPA*                         164,107
                                                   -----------
           ENERGY SOURCES                 20.69%
1,211,600  ENI SPA                                   6,721,687
                                                   -----------
           FOOD & HOUSEHOLD PRODUCTS       1.50%
 314,600   Parmalat Finanziaria SPA                    487,971
                                                   -----------
           INDUSTRIAL COMPONENTS           3.71%
 474,500   Pirelli SPA                               1,203,831
                                                   -----------
           INSURANCE                      10.79%
  23,400   Assigurazioni Generali SPA                  494,606
 977,600   Istituto Nazionale delle
             Assicurazioni SPA                       1,425,836
  92,300   Riunione Adriatica di Sicurta SPA           782,296
  72,800   Riunione Adriatica di Sicurta SPA
             Rnc                                       361,456
  50,700   Societa Assicuratrice Industriale
             SPA                                       440,222
                                                   -----------
                                                     3,504,416
                                                   -----------
           MERCHANDISING                   1.35%
  71,500   La Rinascente SPA                           438,250
                                                   -----------
           METALS - STEEL                  0.47%
  39,000   Falck Acciaierie & Ferriere
             Lombarde SPA                              152,837
                                                   -----------

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           MULTI-INDUSTRY                  2.07%
  843,700  Montedison SPA                          $   510,809
  328,900  Montedison SPA Rnc                          162,778
                                                   -----------
                                                       673,587
                                                   -----------
           RECREATION - OTHER CONSUMER
             GOODS                         1.33%
   72,800  Bulgari SPA                                 433,483
                                                   -----------
           TELECOMMUNICATIONS             24.01%
1,069,900  Telecom Italia Mobile SPA                 3,621,620
  231,400  Telecom Italia Mobile SPA Rnc               390,200
  573,443  Telecom Italia SPA                        3,360,138
  122,434  Telecom Italia SPA Rnc                      430,364
                                                   -----------
                                                     7,802,322
                                                   -----------
           TEXTILES & APPAREL              2.67%
   37,856  Benetton Group SPA                          549,337
   32,500  Marzotto & Figli SPA                        316,490
                                                   -----------
                                                       865,827
                                                   -----------
           UTILITIES - ELECTRICAL & GAS    3.77%
  145,600  Edison SPA                                  677,430
  178,100  Italgas SPA                                 546,730
                                                   -----------
                                                     1,224,160
                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $28,249,728)                     32,491,878
                                                   -----------
           COMMON STOCK - NON-BASKET       0.00%
           TELECOMMUNICATIONS              0.00%
        1  Telecom Italia SPA                                6
        7  Telecom Italia SPA Rnc                           25
                                                   -----------
                                                            31
                                                   -----------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $0)                                      31
                                                   -----------

           TOTAL INVESTMENTS
             (COST $28,249,728)+         100.00%   $32,491,909
                                         =======   ===========

--------------------
*  Non-Income producing security.
+ Aggregate cost for Federal income tax purposes is $28,760,108. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
            Excess of value over tax cost           $4,359,926
            Excess of tax cost over value             (628,125)
                                                    ----------
                                                    $3,731,801
                                                    ==========



                 See accompanying notes to financial statements.

AUGUST 31, 1997
PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================
JAPAN WEBS INDEX SERIES

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
 ------    --------                                   -----
           COMMON STOCK - BASKET          99.98%
           APPLIANCES & HOUSEHOLD DURABLES 5.88%
 189,000   Matsushita Electric Industrial
             Company Limited                       $ 3,488,071
  21,000   Pioneer Electronic Corporation              418,987
 189,000   Sanyo Electric Company Limited              675,617
 105,000   Sharp Corporation                         1,056,198
  42,000   Sony Corporation                          3,666,140
                                                   -----------
                                                     9,305,013
                                                   -----------
           AUTOMOBILES                     7.80%
  84,000   Honda Motor Company Limited               2,597,722
 231,000   Nissan Motor Company Limited              1,494,039
 315,000   Toyota Motor Corporation                  8,248,815
                                                   -----------
                                                    12,340,576
                                                   -----------
           BANKING                        17.57%
 189,000   Asahi Bank Limited                        1,373,231
 105,000   Ashikaga Bank Limited                       309,003
 378,000   Bank of Tokyo-Mitsubishi Limited          6,881,869
 105,000   Bank of Yokohama Limited                    446,920
  84,000   Chiba Bank Limited                          439,937
 231,000   Fuji Bank Limited                         2,822,928
  42,000   Gunma Bank Limited                          366,614
  63,000   Hokuriku Bank                               194,829
 231,000   Industrial Bank of Japan Limited          3,187,796
  84,000   Joyo Bank                                   474,852
 126,000   Mitsubishi Trust & Banking
             Corporation                             1,770,222
 105,000   Mitsui Trust & Banking Company
             Limited                                   604,913
 294,000   Sakura Bank Limited                       1,735,306
  42,000   Seventy-Seven Bank                          439,937
  84,000   Shizuoka Bank                               872,891
 252,000   Sumitomo Bank Limited                     3,728,988
 168,000   Tokai Bank                                1,466,456
  21,000   Yamaguchi Bank                              295,037
 105,000   Yasuda Trust & Banking                      392,801
                                                   -----------
                                                    27,804,530
                                                   -----------
           BEVERAGES & TOBACCO             1.12%
  42,000   Asahi Breweries Limited                     624,990
 105,000   Kirin Brewery Company Limited               852,814
  42,000   Sapporo Breweries Limited                   298,878
                                                   -----------
                                                     1,776,682
                                                   -----------
           BUILDING MATERIALS & COMPONENTS 1.24%
 105,000   Chichibu Onoda Cement
             Corporation                               313,368
  42,000   Inax Corporation                            206,002
  42,000   Sekisui Chemical Company Limited            356,139
  21,000   Sumitomo Forestry Company
             Limited                                   202,511
  21,000   Tostem Corporation                          438,191
  42,000   Toto Limited                                443,428
                                                   -----------
                                                     1,959,639
                                                   -----------
           BUSINESS & PUBLIC SERVICES      2.00%
  63,000   Dai Nippon Printing Company
             Limited                                 1,319,810
  42,000   Kamigumi Company Limited                    193,782
  21,000   Kokuyo Company                              501,039
  21,000   Mitsubishi Logistics Corporation            244,409
  63,000   Toppan Printing Company Limited             906,060
                                                   -----------
                                                     3,165,100
                                                   -----------

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
 ------    --------                                   -----
           CHEMICALS                       3.25%
 126,000   Asahi Chemical Industry
             Company Limited                        $  657,810
  84,000   Dainippon Ink & Chemicals
             Incorporated                              310,051
  42,000   Kuraray Company Limited                     373,597
 210,000   Mitsubishi Chemical Corporation             549,921
  63,000   Mitsubishi Rayon Company Limited            239,870
  84,000   Mitsui Toatsu Chemicals
             Incorporated                              161,310
  21,000   Shin-Etsu Chemical Company
             Limited                                   537,701
 105,000   Showa Denko K.K.*                           204,256
 147,000   Sumitomo Chemical Company
             Limited                                   576,806
  84,000   Teijin Limited                              341,475
 126,000   Toray Industries Incorporated               837,975
  63,000   Tosoh Corporation*                          160,786
  84,000   Ube Industries Limited                      188,544
                                                   -----------
                                                     5,140,102
                                                   -----------
           CONSTRUCTION & HOUSING          2.56%
  42,000   Daiwa House Industry Company
             Limited                                   485,327
 147,000   Kajima Corporation                          774,778
  21,000   Kandenko Company Limited                    144,027
  21,000   Kinden Corporation                          291,545
 147,000   Kumagai Gumi Company Limited                162,532
  42,000   Nishimatsu Construction Company
             Limited                                   247,901
  63,000   Obayashi Corporation                        381,279
  63,000   Sekisui House Limited                       597,057
 105,000   Shimizu Corporation                         552,540
 105,000   Taisei Corporation                          413,750
                                                   -----------
                                                     4,050,736
                                                   -----------
           DATA PROCESSING & REPRODUCTION  2.58%
  84,000   Canon Incorporated                        2,325,380
 147,000   Fujitsu Limited                           1,759,747
                                                   -----------
                                                     4,085,127
                                                   -----------
           ELECTRICAL & ELECTRONICS        3.59%
 294,000   Hitachi Limited                           2,712,944
  21,000   Makita Corportion                           288,054
 189,000   Mitsubishi Electric Corporation             868,875
 126,000   NEC Corporation                           1,414,083
  21,000   Omron Corporation                           391,055
                                                   -----------
                                                     5,675,011
                                                   -----------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   3.33%
  21,000   Fanuc Limited                               806,551
  21,000   Kyocera Corporation                       1,326,794
  21,000   Murata Manufacturing Company
             Limited                                   857,179
  42,000   Nikon Corporation                           694,821
  42,000   Olympus Optical Company Limited             299,576
  21,000   Tokyo Electron Limited                    1,143,487
  21,000   Yokogawa Electric Corporation               138,615
                                                   -----------
                                                     5,267,023
                                                   -----------

           See accompanying notes to financial statements.

AUGUST 31, 1997
PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================

JAPAN WEBS INDEX SERIES (CONTINUED)

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
 ------    --------                                  -----
           ENERGY SOURCES                  0.74%
  63,000   Cosmo Oil Company Limited               $   204,256
 105,000   Japan Energy Corporation                    185,926
  63,000   Mitsubishi Oil Company Limited              219,968
 126,000   Nippon Oil Company Limited                  564,586
                                                   -----------
                                                     1,174,736
                                                   -----------
           FINANCIAL SERVICES              3.04%
  21,000   Acom Company Limited                        993,349
  21,000   Credit Saison Company Limited               542,938
 126,000   Daiwa Securities Company
             Limited                                   796,076
 168,000   Nomura Securities Company
             Limited                                 2,234,600
 126,000   Yamaichi Securities Company                 247,203
                                                   -----------
                                                     4,814,166
                                                   -----------
           FOOD & HOUSEHOLD PRODUCTS       1.53%
  63,000   Ajinomoto Company Incorporated              576,108
  42,000   Kao Corporation                             621,498
  42,000   Meiji Seika                                 190,988
  21,000   Nippon Meat Packers Incorporated            253,138
  21,000   Nissin Food Products Company
             Limited                                   488,819
  21,000   Yamazaki Baking Company
             Limited                                   289,800
                                                   -----------
                                                     2,420,351
                                                   -----------
           FOREST PRODUCTS & PAPER         0.64%
  84,000   Nippon Paper Industries Company             487,422
 105,000   Oji Paper Company Limited                   532,463
                                                   -----------
                                                     1,019,885
                                                   -----------
           HEALTH & PERSONAL CARE          4.12%
  21,000   Daiichi Pharmaceutical                      357,885
  21,000   Eisai Company Limited                       399,784
  42,000   Kyowa Hakko Kogyo Company
             Limited                                   246,155
  42,000   Sankyo Company Limited                    1,277,912
  42,000   Shionogi & Company Limited                  283,166
  42,000   Shiseido Company Limited                    687,838
  21,000   Taisho Pharmaceutical Company               515,005
  84,000   Takeda Chemical Industries                2,241,583
  21,000   Yamanouchi Pharmaceutical
             Company Limited                           502,785
                                                   -----------
                                                     6,512,113
                                                   -----------
           INDUSTRIAL COMPONENTS           4.30%
  63,000   Bridgestone Corporation                   1,398,371
  84,000   Denso Corporation                         1,815,612
  42,000   Fujikura Limited                            352,648
  63,000   Furukawa Electric Company
             Limited                                   356,139
  42,000   Minebea Company Limited                     418,987
  42,000   NGK Insulators Limited                      401,530
  21,000   NGK Spark Plug Company
             Limited                                   179,815
  63,000   NSK Limited                                 326,286
  63,000   NTN Corporation                             293,291
  84,000   Sumitomo Electric Industries              1,270,929
                                                   -----------
                                                     6,813,608
                                                   -----------

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
 ------    --------                                   -----
           INSURANCE                       2.23%
  84,000   Mitsui Marine & Fire Insurance
             Company Limited                       $   489,517
  42,000   Nichido Marine & Fire Insurance             278,976
  63,000   Nippon Fire & Marine Insurance              272,342
  84,000   Sumitomo Marine & Fire Insurance            564,236
 168,000   Tokio Marine & Fire Insurance
             Company                                 1,927,342
                                                   -----------
                                                     3,532,413
                                                   -----------
           LEISURE & TOURISM               0.14%
  21,000   Tokyo Dome Corporation                      214,731
                                                   -----------
           MACHINERY & ENGINEERING         3.99%
  42,000   Amada Company Limited                       284,911
  42,000   Daikin Industries Limited                   304,464
  21,000   Ebara Corporation                           270,596
 105,000   Hitachi Zosen Corporation                   336,936
 126,000   Kawasaki Heavy Industries Limited           493,358
 105,000   Komatsu Limited                             652,049
 147,000   Kubota Corporation                          593,915
  21,000   Kurita Water Industries Limited             555,158
 294,000   Mitsubishi Heavy Industries
             Limited                                 1,952,831
 126,000   Mitsui Engineering & Shipbuilding
             Company Limited*                          207,399
  84,000   Sumitomo Heavy Industries
             Limited                                   265,359
  21,000   Toyoda Automatic Loom Works
             Limited                                   399,784
                                                   -----------
                                                     6,316,760
                                                   -----------
           MERCHANDISING                   3.49%
  63,000   Daiei, Incorporated                         431,557
  21,000   Hankyu Department Stores                    171,959
  21,000   Isetan Company Limited                      206,002
  42,000   Ito Yokado Company Limited                2,269,515
  21,000   Jusco Company Limited                       562,142
  42,000   Marui Company Limited                       666,888
  42,000   Mitsukoshi Limited                          238,823
  21,000   Mycal Corporation                           239,172
  21,000   Seiyu Limited                               120,110
  21,000   Takashimaya Company Limited                 233,935
  21,000   Uny Company Limited                         385,818
                                                   -----------
                                                     5,525,921
                                                   -----------
           METALS - NON FERROUS            0.51%
 105,000   Mitsubishi Materials Corporation            334,317
  84,000   Nippon Light Metal Company
             Limited                                   224,857
  42,000   Sumitomo Metal Mining Company               250,694
                                                   -----------
                                                       809,868
                                                   -----------
           METALS - STEEL                  1.98%
 189,000   Kawasaki Steel Corporation                  469,790
 546,000   Nippon Steel Corporation                  1,388,943
 294,000   NKK Corporation                             469,266
 273,000   Sumitomo Metal Industries                   635,464
  21,000   Tokyo Steel Manufacturing
             Company Limited                           171,261
                                                   -----------
                                                     3,134,724
                                                   -----------

                 See accompanying notes to financial statements.

AUGUST 31, 1997
PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================
JAPAN WEBS INDEX SERIES (CONCLUDED)

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
 ------    --------                                   -----
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   0.97%
 105,000   Asahi Glass Company Limited             $   800,441
  21,000   Nitto Denko Corporation                     364,868
  21,000   Toyo Seikan Kaisha Limited                  363,122
                                                   -----------
                                                     1,528,431
                                                   -----------
           REAL ESTATE                     1.58%
 126,000   Mitsubishi Estate Company
             Limited                                 1,770,222
  63,000   Mitsui Fudosan Company
             Limited                                   733,228
                                                   -----------
                                                     2,503,450
                                                   -----------
           RECREATION - OTHER CONSUMER
             GOODS                         2.10%
  42,000   Casio Computer Company
             Limited                                   366,614
  42,000   Citizen Watch Company                       324,366
  42,000   Fuji Photo Film Company                   1,620,085
  42,000   Konica Corporation                          242,314
  21,000   Shimano Incorporated                        452,157
  21,000   Yamaha Corporation                          324,715
                                                   -----------
                                                     3,330,251
                                                   -----------
           TELECOMMUNICATIONS              6.36%
   1,071   Nippon Telegraph & Telephone
             Corporation                            10,060,936
                                                   -----------
           TEXTILES & APPAREL              0.27%
  21,000   Nisshinbo Industries Incorporated           136,171
 147,000   Toyobo Limited                              290,847
                                                   -----------
                                                       427,018
                                                   -----------
           TRANSPORTATION - AIRLINES       0.44%
 168,000   Japan Airlines*                             702,502
                                                   -----------
           TRANSPORTATION - ROAD & RAIL    3.82%
     336   East Japan Railway Company                1,536,287
 105,000   Hankyu Corporation                          521,989
  42,000   Keihin Electric Express Railway             173,880
 126,000   Kinki Nippon Railway Company                711,231
  84,000   Nagoya Railroad Company Limited             310,749
  63,000   Nankai Electric Railway Company             303,766
  84,000   Nippon Express Company Limited              554,460
  63,000   Odakyu Electric Railway Company             318,954
  21,000   Seino Transportation Company                209,494
  84,000   Tobu Railway Company Limited                341,475
 105,000   Tokyu Corporation                           554,286
  42,000   Yamato Transport Company
             Limited                                   506,277
                                                   -----------
                                                     6,042,848
                                                   -----------



 NO. OF
 SHARES    SECURITY                                   VALUE
 ------    --------                                   -----
           TRANSPORTATION - SHIPPING       0.43%
 126,000   Mitsui O.s.k. Lines Limited*           $    222,063
 126,000   Nippon Yusen Kabushiki Kaisha               455,649
                                                  ------------
                                                       677,712
                                                  ------------
           UTILITIES - ELECTRICAL & GAS    3.67%
  84,000   Kansai Electric Power Company
             Incorporated                            1,571,203
 231,000   Osaka Gas Company Limited                   530,019
  42,000   Tohoku Electric Power Company               684,346
 126,000   Tokyo Electric Power Company              2,409,178
 252,000   Tokyo Gas Company Limited                   607,532
                                                  ------------
                                                     5,802,278
                                                  ------------
           WHOLESALE & INTERNATIONAL TRADE 2.71%
 126,000   Itochu Corporation                          520,592
 126,000   Marubeni Corporation                        457,744
 126,000   Mitsubishi Corporation                    1,246,488
 168,000   Mitsui & Company                          1,374,279
  84,000   Sumitomo Corporation                        698,312
                                                  ------------
                                                     4,297,415
                                                  ------------
           TOTAL COMMON STOCK - BASKET
             (Cost $172,970,800)                   158,231,656
                                                  ------------
           COMMON STOCK - NON-BASKET       0.02%
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   0.01%
     352   Tokyo Electron Limited                       19,167
                                                  ------------
           FINANCIAL SERVICES              0.01%
     400   Credit Saison Company Limited                10,342
                                                  ------------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $19,139)                             29,509
                                                  ------------

           TOTAL INVESTMENTS
             (COST $172,989,939)+       100.00%   $158,261,165
                                        =======   ============
---------------------------
*    Non-Income producing security.
+ Aggregate cost for Federal income tax purposes is $175,093,436. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
            Excess of value over tax cost         $  4,776,605
            Excess of tax cost over value          (21,608,876)
                                                  ------------
                                                  $(16,832,271)
                                                  ============


                 See accompanying notes to financial statements.

AUGUST 31, 1997
PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================
MALAYSIA (FREE) WEBS INDEX SERIES

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
 -------   -----------                                -----
           COMMON STOCK - BASKET          99.82%
           AUTOMOBILES                     4.29%
  40,000   Edaran Otomobil Nasional BHD           $    144,058
  80,000   Perusahaan Otomobil Nasional BHD            233,236
 140,000   Tan Chong Motor Holdings BHD                147,899
                                                  ------------
                                                       525,193
                                                  ------------
           BANKING                        12.57%
  80,000   Commerce Asset Holdings BHD                  99,880
 160,000   Malayan Banking BHD                       1,064,654
 180,000   Public Bank BHD (Foreign)                   169,165
 120,000   RHB Capital BHD                             205,797
                                                  ------------
                                                     1,539,496
                                                  ------------
           BEVERAGES & TOBACCO             5.35%
 100,000   Guinness Anchor BHD                         171,497
  60,000   Rothmans of Pall Mall BHD                   483,622
                                                  ------------
                                                       655,119
                                                  ------------
           BROADCASTING & PUBLISHING       1.46%
  40,000   New Straits Times Press BHD                 178,357
                                                  ------------
           BUILDING MATERIALS & COMPONENTS 3.30%
  60,000   Hume Industries - Malaysia BHD              127,594
 100,000   Malayan Cement BHD                          122,106
 180,000   Pan Malaysia Cement Works BHD               154,965
                                                  ------------
                                                       404,665
                                                  ------------
           CONSTRUCTION & HOUSING          1.55%
  80,000   Ekran BHD                                    93,843
  60,000   YTL Corporation BHD                          95,901
                                                  ------------
                                                       189,744
                                                  ------------
           ELECTRICAL & ELECTRONICS        0.48%
  80,000   Time Engineering BHD                         58,721
                                                  ------------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   1.34%
  60,000   Malaysian Pacific Industries BHD            163,608
                                                  ------------
           ENERGY SOURCES                  1.11%
  60,000   Shell Refining Company BHD                  135,826
                                                  ------------
           FINANCIAL SERVICES              6.05%
  80,000   AMMB Holdings BHD                           285,371
 140,000   Idris Hydraulic (Malaysia) BHD*              93,637
 180,000   MBF Capital BHD                             169,165
  80,000   Rashid Hussain BHD                          193,449
                                                  ------------
                                                       741,622
                                                  ------------
           FOOD & HOUSEHOLD PRODUCTS       2.07%
  40,000   Nestle (Malaysia) BHD                       253,816
                                                  ------------
           INDUSTRIAL COMPONENTS           0.63%
  80,000   Leader Universal Holdings BHD                77,105
                                                  ------------
           LEISURE & TOURISM               4.79%
 260,000   Magnum Corporation BHD                      241,674
 180,000   Resorts World BHD                           345,738
                                                  ------------
                                                       587,412
                                                  ------------
           MACHINERY & ENGINEERING         1.76%
  80,000   UMW Holdings BHD                            215,400
                                                  ------------
           METALS - NON FERROUS            1.12%
 160,000   Malaysia Mining Corporation BHD             137,198
                                                  ------------
           METALS - STEEL                  0.95%
 260,000   Amsteel Corporation BHD                     115,932
                                                  ------------

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
 ------    --------                                   -----
           MISCELLANEOUS MATERIALS &
               COMMODITIES                 6.80%
 200,000   Golden Hope Plantations BHD            $    263,420
 140,000   Highlands & Lowlands BHD                    138,775
  40,000   Kian Joo Can Factory BHD                    119,362
  80,000   Kuala Lumpur Kepong BHD                     163,265
  60,000   Perlis Plantations BHD                      148,174
                                                  ------------
                                                       832,996
                                                  ------------
           MULTI-INDUSTRY                 12.70%
 300,000   Berjaya Group BHD                           173,898
  80,000   Land And General BHD                         60,093
 140,000   Multi-Purpose Holdings BHD                  109,003
 340,000   Sime Darby BHD                              804,665
 100,000   United Engineers (Malaysia) Limited         408,163
                                                   ------------
                                                     1,555,822
                                                  ------------
           REAL ESTATE                     1.73%
 180,000   Hong Leong Properties BHD                   130,887
 100,000   Malaysian Resources Corporation
             BHD                                        80,604
                                                  ------------
                                                       211,491
                                                  ------------
           TELECOMMUNICATIONS             13.20%
 180,000   Technology Resources Industries
             BHD                                       151,878
 480,000   Telekom Malaysia BHD                      1,465,272
                                                  ------------
                                                     1,617,150
                                                  ------------
           TRANSPORTATION - AIRLINES       1.86%
 120,000   Malaysian Airline System BHD                228,434
                                                  ------------
           TRANSPORTATION - SHIPPING       3.02%
 180,000   Malaysia International Shipping
             BHD (Foreign)                             370,434
                                                  ------------
           UTILITIES - ELECTRICAL & GAS   11.69%
 480,000   Tenaga Nasional BHD                       1,432,344
                                                  ------------
           TOTAL COMMON STOCK - BASKET
             (Cost $21,090,378)                     12,227,885
                                                  ------------
           COMMON STOCK - NON-BASKET       0.18%
           BANKING                         0.02%
   2,333   Public Bank BHD (Foreign)                     2,193
                                                  ------------
           METALS - NON FERROUS            0.01%
   1,600   Malaysia Mining Corporation BHD               1,372
                                                  ------------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   0.11%
   5,250   Perlis Plantations BHD                       12,965
                                                  ------------
           REAL ESTATE                     0.04%
   6,666   Malaysian Resources Corporation
             BHD                                         5,373
                                                  ------------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $38,812)                             21,903
                                                  ------------
           TOTAL INVESTMENTS
             (COST $21,129,190)+        100.00%   $ 12,249,788
                                        =======   ============

--------------------------------------------------------------------------------
*    Non-Income producing security.
+ Aggregate cost for Federal income tax purposes is $21,130,193. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
            Excess of value over tax cost          $         0
            Excess of tax cost over value           (8,880,405)
                                                   -----------
                                                   $(8,880,405)
                                                   ===========


                 See accompanying notes to financial statements.

AUGUST 31, 1997

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================
MEXICO (FREE) WEBS INDEX SERIES

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
 ------    --------                                   -----
           COMMON STOCK - BASKET         100.00%
           BANKING                         4.72%
 132,000   Grupo Financiero Banamex Accival
             SA de CV - Series B*                 $    352,056
  55,000   Grupo Financiero Banamex Accival
             SA de CV - Series L*                      135,433
 495,000   Grupo Financiero Bancomer SA
             de CV - Series B*                         300,768
                                                  ------------
                                                       788,257
                                                  ------------
           BEVERAGES & TOBACCO            15.72%
  88,000   Empresas La Moderna SA de
             CV - Series A*                            463,780
  99,000   Fomento Economico Mexicano
             SA de CV - Series B                       682,584
  66,000   Grupo Continental SA                        164,631
 154,000   Grupo Modelo SA de CV -
             Series C                                1,313,949
                                                  ------------
                                                     2,624,944
                                                  ------------
           BROADCASTING & PUBLISHING       4.43%
  44,000   Grupo Televisa SA - Series CPO*             739,571
                                                  ------------
           BUILDING MATERIALS & COMPONENTS 6.86%
  55,000   Apasco SA de CV                             408,059
  77,000   Cemex SA de CV - Series A                   374,288
  66,000   Cemex SA de CV - Series B                   363,876
                                                  ------------
                                                     1,146,223
                                                  ------------
           CHEMICALS                       0.59%
  33,000   Cydsa SA - Series A                          99,201
                                                  ------------
           CONSTRUCTION & HOUSING          2.10%
 132,000   Empresas ICA Sociedad Controladora
             SA de CV                                  350,368
                                                  ------------
           ENERGY EQUIPMENT & SERVICES     1.19%
  11,000   Tubos de Acero de Mexico SA*                198,682
                                                  ------------
           FINANCIAL SERVICES              0.80%
 407,000   Grupo Financiero Probursa SA
             de CV - Series B*                         133,280
                                                  ------------
           FOOD & HOUSEHOLD PRODUCTS       4.38%
  66,000   Grupo Industrial Bimbo SA de CV -
             Series A                                  532,728
 176,000   Grupo Industrial Maseca SA de CV -
             Series B                                  198,120
                                                  ------------
                                                       730,848
                                                  ------------
           HEALTH & PERSONAL CARE          7.33%
 275,000   Kimberly-Clark de Mexico SA
             de CV - Series A                        1,224,177
                                                  ------------
           MACHINERY & ENGINEERING         0.38%
  55,000   Consorcio Grupo Dina SA*                     63,742
                                                  ------------

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
 ------    --------                                   -----
           MERCHANDISING                   7.85%
 407,000   Cifra SA de CV - Series B              $    773,651
 198,000   Controladora Comercial Mexicana
             SA de CV - Series UBC                     198,063
 220,000   El Puerto de Liverpool SA de CV -
             Series 1                                  288,174
  44,000   El Puerto de Liverpool SA de CV -
             Series C1                                  51,894
                                                  ------------
                                                     1,311,782
                                                  ------------
           METALS - NON FERROUS            4.90%
 121,000   Grupo Mexico SA - Series B                  473,630
  77,000   Industrias Penoles SA - Series CP           344,247
                                                  ------------
                                                       817,877
                                                  ------------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   2.11%
   88,000  Empaques Ponderosa SA
             de CV - Series B*                          66,415
   66,000  Vitro SA                                    286,204
                                                  ------------
                                                       352,619
                                                  ------------
           MULTI-INDUSTRY                 14.15%
   88,000  Alfa SA de CV - Series A                    683,287
   55,000  Desc SA de CV - Series B                    459,418
  176,000  Grupo Carso SA de CV -
             Series A1                               1,220,237
                                                  ------------
                                                     2,362,942
                                                  ------------
           TELECOMMUNICATIONS             22.49%
  440,000  Telefonos de Mexico SA -
             Series A                                1,093,035
1,166,000  Telefonos de Mexico SA -
             Series L                                2,663,864
                                                  ------------
                                                     3,756,899
                                                  ------------
           TOTAL COMMON STOCK - BASKET
             (Cost $14,088,579)                     16,701,412
                                                  ------------
           TOTAL INVESTMENTS
             (COST $14,088,579)+        100.00%   $ 16,701,412
                                        =======   ============

----------------------
*    Non-Income producing security.
+ Aggregate cost for Federal income tax purposes is $14,088,579. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
            Excess of value over tax cost           $2,615,535
            Excess of tax cost over value               (2,702)
                                                    ----------
                                                    $2,612,833
                                                    ==========

                 See accompanying notes to financial statements.

AUGUST 31, 1997

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================
NETHERLANDS WEBS INDEX SERIES

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
 ------    --------                                   -----
           COMMON STOCK - BASKET         100.00%
           APPLIANCES & HOUSEHOLD DURABLES 4.45%
   6,075   Philips Electronics NV                 $    433,779
                                                  ------------
           BANKING                         4.18%
  20,700   ABN Amro Holding NV                         407,565
                                                   ------------
          BEVERAGES & TOBACCO             3.65%
   2,250   Heineken NV                                 355,847
                                                   ------------
           BROADCASTING & PUBLISHING       7.54%
  26,028   Elsevier NV                                 395,590
   2,862   Wolters Kluwer NV                           339,796
                                                  ------------
                                                       735,386
                                                  ------------
           BUSINESS & PUBLIC SERVICES      1.39%
   4,473   Getronics NV                                135,746
                                                  ------------
           CHEMICALS                       4.59%
   2,880   Akzo Nobel NV                               447,953
                                                  ------------
           CONSTRUCTION & HOUSING          3.02%
   5,670   Hollandsche Beton Groep NV                  125,907
   2,943   IHC Caland NV                               169,188
                                                  ------------
                                                       295,095
                                                  ------------
           DATA PROCESSING & REPRODUCTION  1.69%
   1,395   Oce NV                                      164,591
                                                  ------------
           ENERGY EQUIPMENT & SERVICES     1.23%
   3,510   Koninklijke Pakhoed NV                      120,377
                                                  ------------
           ENERGY SOURCES                 23.49%
  45,000   Royal Dutch/Shell group                   2,291,636
                                                  ------------
           FINANCIAL SERVICES             12.02%
  26,856   Ing Groep NV                              1,172,838
                                                  ------------

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
 ------    --------                                   -----
           FOOD & HOUSEHOLD PRODUCTS      11.94%
   5,742   Unilever NV - CVA                      $  1,164,551
                                                  ------------
           FOREST PRODUCTS & PAPER         1.39%
   6,300   Koninklijke KNP BT NV                       135,855
                                                  ------------
           INSURANCE                       4.31%
   8,757   ASR Verzekeringsgroep NV                    420,457
                                                  ------------
           MACHINERY & ENGINEERING         1.47%
   3,501   Stork NV                                    143,910
                                                  ------------
           MERCHANDISING                   4.34%
  17,100   Koninklijke Ahold NV                        423,597
                                                  ------------
           METALS - STEEL                  1.56%
   2,700   Koninklijke Hoogovens NV                    152,554
                                                  ------------
           TELECOMMUNICATIONS              4.27%
  11,700   Royal PTT Nederland NV                      416,269
                                                  ------------
           TRANSPORTATION - AIRLINES       2.65%
   8,100   KLM - Konin Luchvaart Mij NV                259,008
                                                  ------------
           TRANSPORTATION - ROAD & RAIL    0.82%
   2,700   Koninklijke Nedlloyd Groep NV                80,207
                                                  ------------
           TOTAL COMMON STOCK - BASKET
             (Cost $7,831,581)                       9,757,221
                                                  ------------
           TOTAL INVESTMENTS
             (COST $7,831,581)+         100.00%   $  9,757,221
                                        =======   ============

--------------------------------------------------------------------------------
+ Aggregate cost for Federal income tax purposes is $7,834,047. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
            Excess of value over tax cost           $2,078,597
            Excess of tax cost over value             (155,423)
                                                    ----------
                                                    $1,923,174
                                                    ==========


                 See accompanying notes to financial statements.

AUGUST 31, 1997

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================
SINGAPORE (FREE) WEBS INDEX SERIES

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
 -------   -----------                                -----
           COMMON STOCK - BASKET          98.14%
           AUTOMOBILES                     2.03%
  51,000   Cycle And Carriage Limited             $    293,355
                                                  ------------
           BANKING                        26.94%
 119,000   Developmental Bank of Singapore
             Limited (Foreign)                       1,258,843
 170,000   Oversea-Chinese Banking
             Corporation Limited                     1,326,281
 170,000   United Overseas Bank Limited
             (Foreign)                               1,315,041
                                                  ------------
                                                     3,900,165
                                                  ------------
           BEVERAGES & TOBACCO             3.11%
  85,000   Fraser & Neave Limited                      449,587
                                                  ------------
           BROADCASTING & PUBLISHING       2.96%
  34,000   Singapore Press Holdings
             Limited (Foreign)                         429,355
                                                  ------------
           DATA PROCESSING & REPRODUCTION  0.75%
 391,000   IPC Corporation Limited                     108,575
                                                  ------------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   3.42%
  17,000   Creative Technology Limited*                341,686
 306,000   Goldtron Limited                            153,759
                                                  ------------
                                                       495,445
                                                  ------------
           LEISURE & TOURISM               3.89%
 204,000   Hotel Properties Limited                    284,588
  17,000   Overseas Union Enterprise
             Limited                                    70,248
  85,000   Shangri-La Hotel Limited                    207,934
                                                  ------------
                                                       562,770
                                                  ------------
           MACHINERY & ENGINEERING         0.34%
  34,000   Van Der Horst  Limited                       48,780
                                                  ------------
           MERCHANDISING                   1.00%
  51,000   Metro Holdings Limited                      144,992
                                                  ------------
           METALS - NON FERROUS            1.52%
 119,000   Straits Trading Company Limited             220,298
                                                  ------------
           METALS - STEEL                  2.24%
 119,000   Natsteel Limited                            324,152
                                                  ------------
           MULTI-INDUSTRY                  9.82%
 136,000   Haw Par Brothers International
             Limited                                   260,760
  85,000   Inchcape Berhad                             283,802
 136,000   Keppel Corporation Limited                  485,554
 255,000   Singapore Technologies Industrial
             Corporation                               391,140
                                                  ------------
                                                     1,421,256
                                                  ------------

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
 ------    --------                                   -----
           REAL ESTATE                    17.65%
  85,000   City Developments Limited              $    536,694
 238,000   DBS Land Limited                            610,539
 119,000   First Capital Corporation Limited           265,931
  68,000   Parkway Holdings Limited                    256,264
 578,000   United Industrial Corporation
             Limited                                   393,613
 425,000   United Overseas Land Limited                491,736
                                                  ------------
                                                     2,554,777
                                                  ------------
           TELECOMMUNICATIONS              8.23%
 816,000   Singapore Telecommunications
             Limited                                 1,192,304
                                                  ------------
           TRANSPORTATION - AIRLINES      11.10%
 221,000   Singapore Airlines Limited
             (Foreign)                               1,607,273
                                                  ------------
           TRANSPORTATION - ROAD & RAIL    1.28%
 255,000   Comfort Group Limited*                      185,455
                                                  ------------
           TRANSPORTATION - SHIPPING       1.86%
 357,000   Neptune Orient Lines Limited                269,078
                                                  ------------
           TOTAL COMMON STOCK - BASKET
             (Cost $19,113,038)                     14,207,617
                                                  ------------
           COMMON STOCK - NON-BASKET       1.86%
           BANKING                         0.56%
  10,400   Oversea-Chinese Banking
             Corporation Limited                        81,137
                                                  ------------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   0.09%
     650   Creative Technology Limited*                 13,064
                                                  ------------
           MACHINERY & ENGINEERING         1.04%
  34,000   Jurong Shipyard Limited                     150,612
                                                  ------------
           MULTI-INDUSTRY                  0.17%
   6,750   Keppel Corporation Limited                   24,099
                                                  ------------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $331,427)                           268,912
                                                  ------------
           TOTAL INVESTMENTS
             (COST $19,444,465)+        100.00%   $ 14,476,529
                                        =======   ============

--------------------
*    Non-Income producing security.
+ Aggregate cost for Federal income tax purposes is $19,536,274. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
            Excess of value over tax cost          $   145,660
            Excess of tax cost over value           (5,205,405)
                                                   -----------
                                                   $(5,059,745)
                                                   ===========



                 See accompanying notes to financial statements.

AUGUST 31, 1997

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================
SPAIN WEBS INDEX SERIES

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
 ------    --------                                   -----
           COMMON STOCK - BASKET         100.00%
           BANKING                        27.32%
  32,796   Banco Bilbao Vizcaya SA                $    863,961
  10,200   Banco Central Hispanoamericano
             SA                                        377,728
  24,000   Banco Santander SA                          669,342
   7,500   Corporacion Bancaria de
             Espana SA                                 373,446
                                                  ------------
                                                     2,284,477
                                                  ------------
           BEVERAGES & TOBACCO             2.01%
   6,684   El Aguila SA*                                30,600
   2,568   Tabacalera SA - Class A                     137,158
                                                  ------------
                                                       167,758
                                                  ------------
           BUSINESS & PUBLIC SERVICES      5.86%
  21,000   Autopistas Concesionaria
             Espanola SA                               250,016
   5,088   Prosegur Cia de Seguridad
             SA                                         56,559
   5,040   Sociedade General de Aguas
             de Barcelona SA                           183,327
                                                  ------------
                                                       489,902
                                                  ------------
           CHEMICALS                       0.51%
  40,098   Ercros SA*                                   42,728
                                                  ------------
           CONSTRUCTION & HOUSING          2.91%
   5,082   Dragados y Construcciones SA                 95,436
   1,236   Fomento de Construcciones y
             Contratas SA                              147,722
                                                  ------------
                                                       243,158
                                                  ------------
           ENERGY SOURCES                  4.55%
   9,600   Repsol SA                                   380,135
                                                  ------------
           FOOD & HOUSEHOLD PRODUCTS       1.64%
   7,734   Ebro Agricolas SA                           137,099
                                                  ------------
           FOREST PRODUCTS & PAPER         1.16%
   2,400   Empresa Nacional de Celulosas
             SA                                         42,781
  14,544   Sarrio SA                                    53,955
                                                  ------------
                                                        96,736
                                                  ------------
           INSURANCE                       2.20%
   3,336   Corporacion Mapfre                          184,322
                                                  ------------
           MACHINERY & ENGINEERING         2.19%
   1,488   Zardoya Otis SA                             183,321
                                                  ------------

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
 ------    --------                                   -----
           METALS - STEEL                  1.66%
     840   Acerinox SA                            $    138,517
                                                  ------------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   0.56%
   2,100   Viscofan Industria Navarra De
             Envolturas Celulosicas SA                  46,964
                                                  ------------
           MULTI-INDUSTRY                  1.72%
   1,302   Corporacion Financiera Alba SA              143,877
                                                  ------------
           REAL ESTATE                     4.54%
   4,674   Inmobilaria Metropolitana Vasco
             Central SA                                165,710
   7,314   Inmobilaria Urbis SA*                        61,579
   6,552   Vallehermoso SA                             152,347
                                                  ------------
                                                       379,636
                                                  ------------
           TELECOMMUNICATIONS             14.35%
  46,200   Telefonica de Espana                      1,200,355
                                                  ------------
           UTILITIES - ELECTRICAL & GAS   26.82%
  58,224   Empresa Nacional de
             Electricidad SA                         1,175,740
   8,088   Gas Natural SDG SA                          364,420
  31,800   Iberdrola SA                                357,679
  44,400   Union Electrica Fenosa SA                   344,616
                                                  ------------
                                                     2,242,455
                                                  ------------
           TOTAL COMMON STOCK - BASKET
             (Cost $7,756,417)                       8,361,440
                                                  ------------
           TOTAL INVESTMENTS
             (COST $7,756,417)+         100.00%   $  8,361,440
                                        =======   ============

-----------------
*    Non-Income producing security.
+ Aggregate cost for Federal income tax purposes is $7,776,977. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
            Excess of value over tax cost             $656,232
            Excess of tax cost over value              (71,769)
                                                      --------
                                                      $584,463
                                                      ========



                 See accompanying notes to financial statements.

AUGUST 31, 1997

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================
SWEDEN WEBS INDEX SERIES

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
 -------   -----------                                -----
           COMMON STOCK - BASKET         100.00%
           APPLIANCES & HOUSEHOLD DURABLES 3.57%
   4,200   Electrolux AB-B                        $    299,580
                                                  ------------
           AUTOMOBILES                     4.22%
   6,000   Volvo AB-A                                  153,229
   7,800   Volvo AB-B                                  200,688
                                                  ------------
                                                       353,917
                                                  ------------
           BANKING                         8.56%
  32,400   Skandinaviska Enskilda Banken-A             348,720
  12,000   Svenska Handelsbanken-A                     369,889
                                                  ------------
                                                       718,609
                                                  ------------
           BEVERAGES & TOBACCO             1.96%
  54,000   Swedish Match AB                            164,387
                                                  ------------
           BUILDING MATERIALS & COMPONENTS 1.50%
   3,600   Scancem AB-A                                125,640
                                                  ------------
           BUSINESS & PUBLIC SERVICES      3.53%
   4,200   Esselte AB-A                                104,318
   3,600   Esselte AB-B                                 93,084
   4,200   Securitas AB-B                               98,968
                                                  ------------
                                                       296,370
                                                  ------------
           CHEMICALS                       2.70%
   8,400   AGA AB-A                                    123,041
   7,200   AGA AB-B                                    103,630
                                                  ------------
                                                       226,671
                                                  ------------
           CONSTRUCTION & HOUSING          4.41%
   9,300   Skanska AB-B                                370,176
                                                  ------------
           ELECTRICAL & ELECTRONICS       29.79%
  31,800   ABB AB - A                                  463,775
  10,800   ABB AB - B                                  157,509
  45,000   Ericsson LM-B                             1,880,015
                                                  ------------
                                                     2,501,299
                                                  ------------
           FOREST PRODUCTS & PAPER         6.24%
  13,800   Stora Kopparbergs-A                         219,717
   2,400   Stora Kopparbergs-B                          37,600
  12,000   Svenska Cellulosa AB-B                      266,718
                                                  ------------
                                                       524,035
                                                  ------------

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
 ------    --------                                   -----
           HEALTH & PERSONAL CARE         15.70%
  68,796   Astra AB-A                             $  1,099,719
  14,400   Astra AB-B                                  218,265
                                                  ------------
                                                     1,317,984
                                                  ------------
           INDUSTRIAL COMPONENTS           3.76%
   6,000   SKF AB-A                                    153,229
   6,000   SKF AB-B                                    162,782
                                                  ------------
                                                       316,011
                                                  ------------
           INSURANCE                       3.89%
   8,400   Skandia Forsakrings AB                      326,328
                                                  ------------
           MACHINERY & ENGINEERING         4.53%
   7,800   Atlas Copco AB-A                            235,957
   4,800   Atlas Copco AB-B                            144,287
                                                  ------------
                                                       380,244
                                                  ------------
           MERCHANDISING                   4.32%
   9,600   Hennes & Mauritz AB-B                       363,164
                                                  ------------
           MULTI-INDUSTRY                  1.32%
   7,200   Trelleborg AB-B                             110,967
                                                  ------------
           TOTAL COMMON STOCK - BASKET
             (Cost $7,193,178)                       8,395,382
                                                  ------------
           TOTAL INVESTMENTS
             (COST $7,193,178)+         100.00%   $  8,395,382
                                        =======   ============

--------------------
+ Aggregate cost for Federal income tax purposes is $7,197,118. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
            Excess of value over tax cost           $1,305,364
            Excess of tax cost over value             (107,100)
                                                    ----------
                                                    $1,198,264
                                                    ==========


                 See accompanying notes to financial statements.

AUGUST 31, 1997

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================
SWITZERLAND WEBS INDEX SERIES

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
 -------   -----------                                -----
           COMMON STOCK - BASKET         100.00%
           BANKING                        12.80%
   4,960   Credit Suisse Group                    $    597,399
   2,400   Schweizerischer Bankverein
             (Swiss Bank)*                             579,745
     608   Union Bank of Switzerland                   604,272
                                                  ------------
                                                     1,781,416
                                                  ------------
           BUILDING MATERIALS & COMPONENTS 6.72%
     640   Forbo Holding AG                            266,074
   3,760   Holderbank Financiere Glarus AG             668,850
                                                  ------------
                                                       934,924
                                                  ------------
           BUSINESS & PUBLIC SERVICES      4.01%
     848   Adecco SA                                   289,695
   1,360   Danzas Holding AG                           267,583
                                                  ------------
                                                       557,278
                                                  ------------
           ELECTRICAL & ELECTRONICS        4.59%
     432   Abb AG - Bearer                             638,350
                                                  ------------
           FOOD & HOUSEHOLD PRODUCTS       4.36%
     520   Nestle SA                                   606,159
                                                  ------------
           HEALTH & PERSONAL CARE         46.02%
   2,160   Novartis AG                               3,068,041
     280   Roche Holding AG -
             Genusschein                             2,367,765
      64   Roche Holding AG - Inhaber                  967,051
                                                  ------------
                                                     6,402,857
                                                  ------------
           INSURANCE                       8.39%
     440   Schweizerische Rueckversicherungs
             (Swiss Re)                                585,837
   1,600   Zuerich Versicherungs                       582,171
                                                  ------------
                                                     1,168,008
                                                  ------------

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
 ------    --------                                   -----
           LEISURE & TOURISM               2.85%
      96   Kuoni Reisen AG                        $    396,200
                                                  ------------
           MACHINERY & ENGINEERING         7.11%
     304   Georg Fischer AG                            421,556
     360   Schindler Holding AG                        460,885
     152   Sulzer AG                                   106,823
                                                  ------------
                                                       989,264
                                                  ------------
           MERCHANDISING                   0.72%
     480   Valora Holding AG                           100,263
                                                  ------------
           RECREATION - OTHER CONSUMER
             GOODS                         0.72%
     248   SMH AG - Bearer                              32,669
     120   SMH AG- Registered                           67,192
                                                  ------------
                                                        99,861
                                                  ------------
           TRANSPORTATION - AIRLINES       1.71%
     200   Sairgroup*                                  237,585
                                                  ------------
           TOTAL COMMON STOCK - BASKET
             (Cost $12,913,528)                     13,912,165
                                                  ------------
           TOTAL INVESTMENTS
             (COST $12,913,528)+        100.00%   $ 13,912,165
                                        =======   ============

-------------------
*   Non-Income producing security.
+ Aggregate cost for Federal income tax purposes is $12,942,723. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
            Excess of value over tax cost           $1,085,694
            Excess of tax cost over value             (116,252)
                                                    ----------
                                                    $  969,442
                                                    ==========



                 See accompanying notes to financial statements.

AUGUST 31, 1997

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================
UNITED KINGDOM WEBS INDEX SERIES

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
 ------    --------                                   -----
           COMMON STOCK - BASKET         100.00%
           AEROSPACE & MILITARY TECHNOLOGY 1.49%
  11,745   British Aerospace Plc                  $    275,054
  42,390   Rolls-Royce Plc                             160,871
                                                  ------------
                                                       435,925
                                                  ------------
           APPLIANCES & HOUSEHOLD DURABLES 0.09%
  10,062   Thorn Plc                                    26,681
                                                  ------------
           BANKING                        14.82%
  38,295   Barclays Plc                                877,259
  43,200   HSBC Holdings Plc ($HK10)                 1,285,633
  21,600   HSBC Holdings Plc (75p)                     672,593
 112,500   Lloyds TSB Group Plc                      1,319,132
  18,225   Royal Bank of Scotland Group
             Plc                                       173,206
                                                  ------------
                                                     4,327,823
                                                  ------------
           BEVERAGES & TOBACCO             2.57%
  26,280   Cadbury Schweppes Plc                       243,792
  57,240   Guinness Plc                                507,326
                                                  ------------
                                                       751,118
                                                  ------------
           BROADCASTING & PUBLISHING       2.71%
  40,590   British Sky Broadcasting Plc                287,014
  16,875   Pearson Plc                                 198,417
  34,560   Reed International Plc                      306,030
                                                  ------------
                                                       791,461
                                                  ------------
           BUILDING MATERIALS & COMPONENTS 2.33%
  24,390   Blue Circle Industries Plc                  152,883
  13,590   BPB Plc                                      74,937
  13,221   Caradon Plc                                  43,956
  17,631   Hanson Plc                                   84,638
   7,155   Hepworth Plc                                 23,962
  14,580   Redland Plc                                  68,573
   7,605   RMC Group Plc                               123,831
  14,985   Wolseley Plc                                108,268
                                                  ------------
                                                       681,048
                                                  ------------
           BUSINESS & PUBLIC SERVICES      3.92%
   8,280   Anglian Water Plc                           104,407
   5,040   De La Rue Plc                                32,164
  10,800   Railtrack Group Plc                         135,307
  43,560   Reuters Holdings Plc                        442,241
  12,150   Thames Water Plc                            156,161
  15,435   United Utilities Plc                        172,724
  17,775   Williams Plc                                100,464
                                                  ------------
                                                     1,143,468
                                                  ------------
           CHEMICALS                       2.03%
  12,330   BOC Group Plc                               212,866
  16,290   Courtaulds Plc                               83,088
  18,405   Imperial Chemical Industries Plc            298,045
                                                  ------------
                                                       593,999
                                                  ------------
           CONSTRUCTION & HOUSING          0.15%
  13,995   Taylor Woodrow Plc                           42,217
                                                  ------------
           ELECTRICAL & ELECTRONICS        1.50%
  70,920   General Electric Company Plc                438,794
                                                  ------------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   0.14%
   6,975   Bowthorpe Plc                                40,723
                                                  ------------

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
 ------    --------                                   -----
           ENERGY SOURCES                  7.54%
 141,435   British Petroleum Company Plc          $  1,978,396
   5,805   Burmah Castrol Plc                           96,923
  30,420   LASMO Plc                                   127,778
                                                  ------------
                                                     2,203,097
                                                  ------------
           FINANCIAL SERVICES              2.51%
  33,660   Abbey National Plc                          453,095
   5,130   Mercury Asset Management
             Group Plc                                 111,070
   5,490   Schroders Plc                               168,502
                                                  ------------
                                                       732,667
                                                  ------------
           FOOD & HOUSEHOLD PRODUCTS       4.93%
  29,205   Associated British Foods Plc                245,823
  59,445   Grand Metropolitan Plc                      546,151
  21,960   Unilever Plc                                608,478
  11,925   United Biscuits Holdings Plc                 39,937
                                                  ------------
                                                     1,440,389
                                                  ------------
           FOREST PRODUCTS & PAPER         0.22%
  22,050   Arjo Wiggins Appleton Plc                    62,760
                                                  ------------
           HEALTH & PERSONAL CARE         12.73%
  88,380   Glaxo Wellcome Plc                        1,770,183
 136,998   Smithkline Beecham Plc                    1,189,792
  23,895   Zeneca Group Plc                            758,007
                                                  ------------
                                                     3,717,982
                                                  ------------
           INDUSTRIAL COMPONENTS           0.77%
  16,245   BBA Group Plc                               101,960
  15,435   BICC Plc                                     42,180
  25,290   Lucasvarity Plc                              80,800
                                                  ------------
                                                       224,940
                                                  ------------
           INSURANCE                       4.41%
  22,590   Commercial Union Plc                        271,843
  31,833   Legal & General Group Plc                   233,611
  45,000   Prudential Corporation Plc                  444,454
  38,700   Royal & Sun Alliance Insurance
             Group Plc                                 313,818
  12,465   Sedgwick Group Plc                           24,360
                                                  ------------
                                                     1,288,086
                                                  ------------
           LEISURE & TOURISM               2.87%
  26,460   Bass Plc                                    354,889
   7,425   Carlton Communications Plc                   59,126
  18,000   Ladbroke Group Plc                           75,608
  25,065   Rank Group Plc                              143,699
  17,505   Scottish & Newcastle Plc                    205,541
                                                  ------------
                                                       838,863
                                                  ------------
           MACHINERY & ENGINEERING         0.53%
   8,100   GKN Plc                                     155,537
                                                  ------------
           MERCHANDISING                   8.85%
  25,515   Boots Company Plc                           330,421
  27,495   Great Universal Stores Plc                  279,588
  19,575   Kingfisher Plc                              230,164
  78,075   Marks & Spencer Plc                         741,372
  13,905   Next Plc                                    167,329
  32,040   Safeway Plc                                 194,859
  36,000   Sainsbury  Plc                              251,930
  58,635   Tesco Plc                                   388,935
                                                  ------------
                                                     2,584,598
                                                  ------------

                 See accompanying notes to financial statements.

AUGUST 31, 1997

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================
UNITED KINGDOM WEBS INDEX SERIES (CONCLUDED)

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
 ------    --------                                   -----
           METALS - NON FERROUS            1.43%
  26,460   Rio Tinto Plc                          $    417,542
                                                  ------------
           METALS - STEEL                  0.45%
  47,340   British Steel Plc                           132,822
                                                  ------------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   0.49%
  31,860   Pilkington Plc                               75,181
  14,220   Rexam Plc                                    68,609
                                                  ------------
                                                       143,790
                                                  ------------
           MULTI-INDUSTRY                  5.03%
  81,225   B.A.T. Industries Plc                       680,389
 103,140   BTR Plc                                     364,654
  15,300   Granada Group Plc                           201,362
  20,475   Lonrho Plc                                   41,010
  18,990   TI Group Plc                                181,400
                                                  ------------
                                                     1,468,815
                                                  ------------
           REAL ESTATE                     1.69%
  16,335   British Land Company Plc                    151,932
  17,235   Land Securities Plc                         251,006
  11,835   MEPC Plc                                     89,924
                                                  ------------
                                                       492,862
                                                  ------------
           RECREATION - OTHER CONSUMER
             GOODS                         0.65%
  21,141   Emi Group Plc                               190,633
                                                  ------------
           TELECOMMUNICATIONS              6.79%
 157,725   British Telecommunications Plc            1,021,915
  60,525   Cable & Wireless Plc                        530,552
  83,655   Vodafone Group Plc                          430,079
                                                  ------------
                                                     1,982,546
                                                  ------------

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
 ------    --------                                   -----
           TEXTILES & APPAREL              0.19%
  28,755   Coats Viyella Plc                      $     55,262
                                                  ------------
           TRANSPORTATION - AIRLINES       0.97%
  27,270   British Airways Plc                         284,376
                                                  ------------
           TRANSPORTATION - SHIPPING       0.61%
  17,010   Peninsular & Oriental Steam Plc             179,314
                                                  ------------
           UTILITIES - ELECTRICAL & GAS    4.59%
 107,955   BG Plc                                      472,720
 107,955   Centrica Plc*                               155,385
  43,965   National Grid Group Plc                     189,664
  29,835   National Power Plc                          274,835
  22,230   Scottish Power Plc                          156,829
  11,961   Southern Electric Plc                        90,105
                                                  ------------
                                                     1,339,538
                                                  ------------
           TOTAL COMMON STOCK - BASKET
             (Cost $25,911,874)                     29,209,676
                                                  ------------
           TOTAL INVESTMENTS
             (COST $25,911,874)+        100.00%   $ 29,209,676
                                        =======   ============

------------------
*   Non-Income producing security.
+   Aggregate cost for Federal income tax purposes is $25,998,189. The aggregate
    gross  unrealized  appreciation   (depreciation)  for  all  securities is as
    follows:
            Excess of value over tax cost           $3,690,981
            Excess of tax cost over value             (479,494)
                                                    ----------
                                                    $3,211,487
                                                    ==========


                 See accompanying notes to financial statements.

AUGUST 31, 1997

STATEMENTS OF ASSETS AND LIABILITIES                       WEBS INDEX FUND, INC.
================================================================================

                                            AUSTRALIA    AUSTRIA      BELGIUM      CANADA       FRANCE        GERMANY    HONG KONG
                                              WEBS        WEBS         WEBS         WEBS         WEBS          WEBS        WEBS
                                              INDEX       INDEX        INDEX        INDEX        INDEX         INDEX       INDEX
                                             SERIES      SERIES       SERIES       SERIES       SERIES        SERIES      SERIES
                                          -----------  ----------  -----------   -----------  -----------  -----------  -----------
ASSETS
  Investments, at value ................  $41,326,362  $4,097,112  $32,338,997   $24,317,703  $14,197,917  $24,108,703  $25,396,523
  Cash and foreign currency ............       27,167      37,164      115,750        28,461       22,049      195,870           --
  Collateral for securities loaned .....    8,262,617     811,663    3,247,381     3,429,000      851,068    6,879,172    2,511,783
  Dividends receivable .................       87,191       3,912       89,196        31,574      160,936       26,955       35,251
  Interest receivable ..................        1,721         363          538           196          458        1,432        1,607
  Receivable for securities sold .......           --          --           --            --           --        3,616      127,585
  Deferred organization costs ..........       93,767      69,730       30,458        66,234      181,791      172,710       48,141
  Prepaid expenses .....................        2,526         480          742         4,395        2,478        3,524        2,779
                                          -----------  ----------  -----------   -----------  -----------  -----------  -----------
      Total assets .....................   49,801,351   5,020,424   35,823,062    27,877,563   15,416,697   31,391,982   28,123,669
                                          -----------  ----------  -----------   -----------  -----------  -----------  -----------
LIABILITIES
  Payable for securities loaned ........    8,262,617     811,663    3,247,381     3,429,000      851,068    6,879,172    2,511,783
  Advisory fee payable .................       10,102         986        7,854         5,777        3,520        5,970        5,914
  Administration fee payable ...........        6,361         621        4,945         3,637        2,216        3,759        3,724
  Distribution fee payable .............        9,354         913        7,273         5,349        3,259        5,528        5,476
  Due to custodian .....................        3,972         843        6,032         1,478        1,744        2,213      109,694
  Accrued expenses .....................       23,214         609       21,916        14,502        6,166        9,475       15,464
  Advances under loan arrangement ......       80,000          --           --       250,000       30,000           --       55,000
                                          -----------  ----------  -----------   -----------  -----------  -----------  -----------
      Total liabilities ................    8,395,620     815,635    3,295,401     3,709,743      897,973    6,906,117    2,707,055
                                          -----------  ----------  -----------   -----------  -----------  -----------  -----------
NET ASSETS
  Capital stock, $0.001 par value ......        4,000         400        2,080         1,800        1,001        1,501        1,726
  Paid-in capital ......................   43,134,123   4,245,917   33,565,500    20,205,364   13,329,797   21,878,391   25,688,391
  Accumulated net investment income/(loss)   (170,227)     10,687     (402,053)       10,812       20,569       16,602        4,293
  Accumulated net realized gain/(loss) on
    investments ........................           --     (30,857)     (45,166)      (15,057)          --      (29,363)     (19,913)
  Net unrealized appreciation/(depreciation)
    on investments and translation of other
    assets and liabilities denominated in
    foreign currencies .................   (1,562,165)    (21,358)    (592,700)    3,964,901    1,167,357    2,618,734     (257,883)
                                          -----------  ----------  -----------   -----------  -----------  -----------  -----------
  Net Assets ...........................  $41,405,731  $4,204,789  $32,527,661   $24,167,820  $14,518,724  $24,485,865  $25,416,614
                                          ===========  ==========  ===========   ===========  ===========  ===========  ===========
  Shares of common stock issued and
    outstanding ........................    4,000,030     400,030    2,080,030     1,800,030    1,001,000    1,501,000    1,726,000
                                          ===========  ==========  ===========   ===========  ===========  ===========  ===========
  Net Asset Value Per Share ............  $     10.35  $    10.51  $     15.64   $     13.43  $     14.50  $     16.31  $     14.73
                                          ===========  ==========  ===========   ===========  ===========  ===========  ===========

                                                                          MALAYSIA      MEXICO                  SINGAPORE
                                              ITALY           JAPAN        (FREE)       (FREE)     NETHERLANDS   (FREE)
                                              WEBS            WEBS          WEBS         WEBS         WEBS        WEBS
                                              INDEX           INDEX         INDEX        INDEX        INDEX       INDEX
                                             SERIES          SERIES        SERIES       SERIES       SERIES      SERIES
                                           -----------   ------------   -----------   -----------  ----------  -----------
ASSETS
  Investments, at value ................   $32,491,909   $158,261,165   $12,249,788   $16,701,412  $9,757,221  $14,476,529
  Cash and foreign currency ............        28,852        461,052        20,833        15,535      14,266      186,181
  Collateral for securities loaned .....     4,926,896     31,889,727     3,156,680     2,202,975   2,274,624    2,572,153
  Dividends receivable .................           751         32,332        34,313            --       8,932       17,667
  Interest receivable ..................         1,294         10,668         1,958         1,156         518        1,405
  Receivable for securities sold .......            --             --         1,698            --          --           --
  Deferred organization costs ..........        91,545        381,133        51,026        51,550      43,172       61,271
  Prepaid expenses .....................         5,825         16,576         3,786         1,648       1,562        2,601
                                           -----------   ------------   -----------   -----------  ----------  -----------
      Total assets .....................    37,547,072    191,052,653    15,520,082    18,974,276  12,100,295   17,317,807
                                           -----------   ------------   -----------   -----------  ----------  -----------
LIABILITIES
  Payable for securities loaned ........     4,926,896     31,889,727     3,156,680     2,202,975   2,274,624    2,572,153
  Advisory fee payable .................         7,625         40,130         3,481         4,206       2,414        3,704
  Administration fee payable ...........         4,801         25,267         2,192         2,649       1,520        2,332
  Distribution fee payable .............         7,060         37,157         3,223         3,895       2,236        3,429
  Due to custodian .....................         2,557         17,783         1,681         4,143       1,775        3,452
  Accrued expenses .....................        13,461         85,773        13,845         9,900       6,592       11,175
  Advances under loan arrangement ......        90,000             --            --       120,000     150,000           --
                                           -----------   ------------   -----------   -----------  ----------  -----------
      Total liabilities ................     5,052,400     32,095,837     3,181,102     2,347,768   2,439,161    2,596,245
                                           -----------   ------------   -----------   -----------  ----------  -----------
NET ASSETS
  Capital stock, $0.001 par value ......         1,950         12,601         1,500         1,100         451        1,700
  Paid-in capital ......................    29,068,365    175,715,355    21,231,445    14,002,544   7,746,137   19,776,404
  Accumulated net investment income/(loss)    (499,690)      (160,294)        3,556        10,040      (8,564)       9,586
  Accumulated net realized gain/(loss) on
    investments ........................      (318,066)    (1,860,820)      (13,921)           --      (2,467)     (91,423)
  Net unrealized appreciation/(depreciation)
    on investments and translation of other
    assets and liabilities denominated in
    foreign currencies .................     4,242,113    (14,750,026)   (8,883,600)    2,612,824   1,925,577   (4,974,705)
                                           -----------   ------------   -----------   -----------  ----------  -----------
  Net Assets ...........................   $32,494,672   $158,956,816   $12,338,980   $16,626,508  $9,661,134  $14,721,562
                                           ===========   ============   ===========   ===========  ==========  ===========
  Shares of common stock issued and
    outstanding ........................     1,950,030     12,601,000     1,500,030     1,100,030     451,000    1,700,030
                                           ===========   ============   ===========   ===========  ==========  ===========
  Net Asset Value Per Share ............   $     16.66   $      12.61   $      8.23   $     15.11  $    21.42  $      8.66
                                           ===========   ============   ===========   ===========  ==========  ===========

                                                                                           UNITED
                                                      SPAIN      SWEDEN     SWITZERLAND    KINGDOM
                                                      WEBS        WEBS         WEBS         WEBS
                                                      INDEX       INDEX        INDEX        INDEX
                                                     SERIES      SERIES       SERIES       SERIES
                                                   ----------  ----------   -----------  -----------
ASSETS
  Investments, at value ................           $8,361,440  $8,395,382   $13,912,165  $29,209,676
  Cash and foreign currency ............               11,419      12,670        67,061       66,022
  Collateral for securities loaned .....            1,725,044     368,954       805,603           --
  Dividends receivable .................                8,798          --        17,858      344,488
  Interest receivable ..................                  565         234           782          221
  Receivable for securities sold .......                   --          --            --       23,810
  Deferred organization costs ..........               75,694      49,278       116,346      109,837
  Prepaid expenses .....................                  836       1,059         1,612        4,700
                                                   ----------  ----------   -----------  -----------
      Total assets .....................           10,183,796   8,827,577    14,921,427   29,758,754
                                                   ----------  ----------   -----------  -----------
LIABILITIES
  Payable for securities loaned ........            1,725,044     368,954       805,603           --
  Advisory fee payable .................                2,005       1,987         3,427        7,074
  Administration fee payable ...........                1,262       1,251         2,157        4,454
  Distribution fee payable .............                1,856       1,839         3,173        6,550
  Due to custodian .....................                1,697       4,629         2,405        2,467
  Accrued expenses .....................                5,564       5,505         9,598       16,855
  Advances under loan arrangement ......              125,000     200,000       290,000           --
                                                   ----------  ----------   -----------  -----------
      Total liabilities ................            1,862,428     584,165     1,116,363       37,400
                                                   ----------  ----------   -----------  -----------
NET ASSETS
  Capital stock, $0.001 par value ......                  450         450         1,001        1,801
  Paid-in capital ......................            7,709,950   7,053,407    12,815,527   26,481,956
  Accumulated net investment income/(loss)             12,805      (8,712)       20,353      (65,142)
  Accumulated net realized gain/(loss) on
    investments ........................               (6,503)     (3,941)      (29,194)          --
  Net unrealized appreciation/(depreciation)
    on investments and translation of other
    assets and liabilities denominated in
    foreign currencies .................              604,666   1,202,208       997,377    3,302,739
                                                   ----------  ----------   -----------  -----------
  Net Assets ...........................           $8,321,368  $8,243,412   $13,805,064  $29,721,354
                                                   ==========  ==========   ===========  ===========
  Shares of common stock issued and
    outstanding ........................              450,030     450,030     1,001,000    1,801,000
                                                   ==========  ==========   ===========  ===========
  Net Asset Value Per Share ............           $    18.49  $    18.32   $     13.79  $     16.50
                                                   ==========  ==========   ===========  ===========

                 See accompanying notes to financial statements.
                                     42 & 43

FOR THE YEAR ENDED AUGUST 31, 1997

STATEMENTS OF OPERATIONS                                  WEBS INDEX FUND, INC.
================================================================================

                                                             AUSTRALIA     AUSTRIA     BELGIUM    CANADA       FRANCE      GERMANY
                                                               WEBS         WEBS        WEBS       WEBS         WEBS        WEBS
                                                               INDEX        INDEX       INDEX      INDEX        INDEX       INDEX
                                                              SERIES       SERIES      SERIES     SERIES       SERIES      SERIES
                                                           ----------- ------------  ---------  ----------   ----------  ----------
INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes) ..........  $   512,869  $    43,519  $ 835,120  $  379,113   $  346,742  $  268,984
  Interest ..............................................       17,984        2,398     12,573       3,810        7,445      23,132
                                                           -----------  -----------  ---------  ----------   ----------  ----------
  Total investment income ...............................      530,853       45,917    847,693     382,923      354,187     292,116
                                                           -----------  -----------  ---------  ----------   ----------  ----------
  EXPENSES:
  Advisory fees .........................................       49,326        8,459     38,995      59,093       35,574      49,546
  Administration fees ...................................       31,057        5,326     24,552      37,207       22,398      31,196
  Distribution fees .....................................       45,672        7,833     36,106      54,716       32,938      45,876
  Custodian fees and expenses ...........................       22,006        8,583     22,653      18,800       22,465      22,590
  Transfer agent fees ...................................        6,440        5,890      5,890       6,140        6,490       6,890
  Directors' fees .......................................        8,816          432      5,711      15,489        6,280       9,986
  Legal fees ............................................       22,740        2,127     11,826      33,832       18,198      23,204
  Audit fees ............................................       12,386        1,424      6,016      25,321        9,370      13,355
  Federal and state registration fees ...................        9,781       (2,964)    10,303       1,903       (3,522)     (2,732)
  Amortization of deferred organization costs ...........       10,645        7,918      3,458       7,519       20,645      19,614
  Insurance .............................................        5,849        2,850      1,682       6,678        9,471      10,123
  Printing ..............................................        6,604          824      3,102      11,702        5,559       8,236
  Licensing fees ........................................        5,481          940      4,333       6,566        3,953       5,505
  Amex listing fee ......................................          671          153        151       1,247          711         883
  Miscellaneous expenses ................................        6,203        3,050      4,085      10,763        9,433       6,831
                                                           -----------  -----------  ---------  ----------   ----------  ----------
    Total expenses before waiver ........................      243,677       52,845    178,863     296,976      199,963     251,103
    Less: Fees waived ...................................         (247)         (73)       (50)       (433)        (261)       (371)
                                                           -----------  -----------  ---------  ----------   ----------  ----------
    Total expenses after waiver .........................      243,430       52,772    178,813     296,543      199,702     250,732
                                                           -----------  -----------  ---------  ----------   ----------  ----------
  Net investment income/(loss) ..........................      287,423       (6,855)   668,880      86,380      154,485      41,384
                                                           -----------  -----------  ---------  ----------   ----------  ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED TRANSACTIONS AND TRANSLATION OF
  OTHER ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES:
  Net realized gain/(loss) on investments ...............      187,118      (24,670)   360,599     236,904      217,815      69,915
  Net realized gain/(loss) on investments on
    in-kind redemptions .................................      (11,300)  (1,170,090)        --     394,403      369,184     674,889
  Net realized gain/(loss) on foreign currency
    related transactions ................................       (7,026)      (2,841)    (3,077)     (1,685)     (15,464)    (17,123)
                                                           -----------  -----------  ---------  ----------   ----------  ----------
                                                               168,792   (1,197,601)   357,522     629,622      571,535     727,681
  Net change in unrealized appreciation/(depreciation) on
    investments and translation of other assets and
    liabilities denominated in foreign currencies .......   (1,840,776)   1,155,714   (623,667)  3,938,920    1,283,516   2,325,587
                                                           -----------  -----------  ---------  ----------   ----------  ----------
  Net realized and unrealized gain/(loss) on investments
    and foreign currency related transactions and
    translation of other assets and liabilities
    denominated in foreign currencies ...................   (1,671,984)     (41,887)  (266,145)  4,568,542    1,855,051   3,053,268
                                                           -----------  -----------  ---------  ----------   ----------  ----------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS .....................................  $(1,384,561) $   (48,742) $ 402,735  $4,654,922   $2,009,536  $3,094,652
                                                           ===========  ===========  =========  ==========   ==========  ==========

                                                                                                   MALAYSIA     MEXICO
                                                             HONG KONG    ITALY       JAPAN         (FREE)      (FREE)   NETHERLANDS
                                                               WEBS       WEBS        WEBS           WEBS        WEBS       WEBS
                                                               INDEX      INDEX       INDEX          INDEX       INDEX      INDEX
                                                              SERIES     SERIES      SERIES         SERIES      SERIES     SERIES
                                                             -------- ----------  ------------   ----------  ----------  ----------
INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes) ..........    $462,953 $  563,519  $    756,630   $  226,065  $  165,009  $  159,063
  Interest ..............................................      10,950     45,491        78,721       23,543       8,090       7,763
                                                             -------- ----------  ------------   ----------  ----------  ----------
  Total investment income ...............................     473,903    609,010       835,351      249,608     173,099     166,826
                                                             -------- ----------  ------------   ----------  ----------  ----------
  EXPENSES:
  Advisory fees .........................................      40,743     78,513       318,796       44,814      26,482      22,577
  Administration fees ...................................      25,653     49,434       200,723       28,216      16,674      14,215
  Distribution fees .....................................      37,724     72,698       295,181       41,495      24,521      20,904
  Custodian fees and expenses ...........................      26,218     28,251        76,899       21,017      29,581      11,762
  Transfer agent fees ...................................       6,690      7,040         9,340        7,490       6,540       6,140
  Directors' fees .......................................       9,210     20,063        71,829       12,124       5,752       5,430
  Legal fees ............................................      20,484     44,154       133,389       28,056      14,132      12,414
  Audit fees ............................................      16,264     37,569        89,292       20,936       9,979       9,120
  Federal and state registration fees ...................       5,807     (3,250)       15,777        4,092       3,223         741
  Amortization of deferred organization costs ...........       5,465     10,394        43,286        5,792       5,851       4,899
  Insurance .............................................       4,459      9,090        31,798        5,519       3,637       2,919
  Printing ..............................................       6,808     16,398        48,553        9,646       4,736       4,495
  Licensing fees ........................................       4,527      8,724        35,422        4,979       2,942       2,508
  Amex listing fee ......................................         623      1,793         5,239          990         482         471
  Miscellaneous expenses ................................       4,750      7,022        28,873        8,190       5,491       3,544
                                                             -------- ----------  ------------   ----------  ----------  ----------
    Total expenses before waiver ........................     215,425    387,893     1,404,397      243,356     160,023     122,139
    Less: Fees waived ...................................        (205)      (651)       (2,204)        (288)       (168)       (168)
                                                             -------- ----------  ------------   ----------  ----------  ----------
    Total expenses after waiver .........................     215,220    387,242     1,402,193      243,068     159,855     121,971
                                                             -------- ----------  ------------   ----------  ----------  ----------
  Net investment income/(loss) ..........................     258,683    221,768      (566,842)       6,540      13,244      44,855
                                                             -------- ----------  ------------   ----------  ----------  ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED TRANSACTIONS AND TRANSLATION OF
  OTHER ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES:
  Net realized gain/(loss) on investments ...............     571,172   (309,005)   (1,796,229)     (12,023)    480,040     320,639
  Net realized gain/(loss) on investments on
    in-kind redemptions .................................     250,388   (229,391)   (1,922,263)          --     235,858          --
  Net realized gain/(loss) on foreign currency
    related transactions ................................        (168)   (32,162)       22,963       (5,429)      1,324     (17,039)
                                                             -------- ----------  ------------   ----------  ----------  ----------
                                                              821,392   (570,558)   (3,695,529)     (17,452)    717,222     303,600
  Net change in unrealized appreciation/(depreciation) on
    investments and translation of other assets and
    liabilities denominated in foreign currencies .......    (209,522) 5,911,350    (6,001,060)  (8,968,575)  2,056,611   1,559,687
                                                             -------- ----------  ------------   ----------  ----------  ----------
  Net realized and unrealized gain/(loss) on investments
    and foreign currency related transactions and
    translation of other assets and liabilities
    denominated in foreign currencies ...................     611,870  5,340,792    (9,696,589)  (8,986,027)  2,773,833   1,863,287
                                                             -------- ----------  ------------   ----------  ----------  ----------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS .....................................    $870,553 $5,562,560  $(10,263,431) $(8,979,487) $2,787,077  $1,908,142
                                                             ======== ==========  ============  ===========  ==========  ==========

                                                              SINGAPORE                                       UNITED
                                                               (FREE)       SPAIN      SWEDEN   SWITZERLAND   KINGDOM
                                                                WEBS        WEBS        WEBS       WEBS        WEBS
                                                                INDEX       INDEX       INDEX      INDEX       INDEX
                                                               SERIES      SERIES      SERIES     SERIES      SERIES
                                                            -----------  ----------  ---------  ----------  ----------
INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes) ..........   $   175,903  $  135,210  $  76,085  $  104,816  $  811,670
  Interest ..............................................         8,546       5,719      5,004       5,618       6,384
                                                            -----------  ----------  ---------  ----------  ----------
  Total investment income ...............................       184,449     140,929     81,089     110,434     818,054
                                                            -----------  ----------  ---------  ----------  ----------
  EXPENSES:
  Advisory fees .........................................        34,141      14,044     15,088      24,197      57,283
  Administration fees ...................................        21,496       8,842      9,500      15,235      36,067
  Distribution fees .....................................        31,612      13,003     13,971      22,405      53,040
  Custodian fees and expenses ...........................        15,625      11,191     11,348      15,972      17,561
  Transfer agent fees ...................................         7,290       5,990      5,890       6,240       6,140
  Directors' fees .......................................         7,593       2,514      3,159       4,012      12,452
  Legal fees ............................................        18,826       6,328      7,867      10,946      29,290
  Audit fees ............................................        13,890       3,020      4,889       6,118      24,578
  Federal and state registration fees ...................         3,341       1,494      1,332       2,459       3,141
  Amortization of deferred organization costs ...........         6,979       8,594      5,595      13,349      12,523
  Insurance .............................................         4,670       3,603      3,330       5,816      10,025
  Printing ..............................................         6,235       1,624      2,632       2,741       9,365
  Licensing fees ........................................         3,794       1,560      1,676       2,688       6,365
  Amex listing fee ......................................           634         250        308         314         978
  Miscellaneous expenses ................................         4,854       4,667      5,094       4,189      14,661
                                                            -----------  ----------  ---------  ----------  ----------
    Total expenses before waiver ........................       180,980      86,724     91,679     136,681     293,469
    Less: Fees waived ...................................          (212)        (95)      (109)       (130)       (353)
                                                            -----------  ----------  ---------  ----------  ----------
    Total expenses after waiver .........................       180,768      86,629     91,570     136,551     293,116
                                                            -----------  ----------  ---------  ----------  ----------
  Net investment income/(loss) ..........................         3,681      54,300    (10,481)    (26,117)    524,938
                                                            -----------  ----------  ---------  ----------  ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED TRANSACTIONS AND TRANSLATION OF
  OTHER ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES:
  Net realized gain/(loss) on investments ...............        29,184     379,743    343,190     577,114     304,957
  Net realized gain/(loss) on investments on
    in-kind redemptions .................................      (117,574)    205,282         --     (13,406)  1,632,777
  Net realized gain/(loss) on foreign currency
    related transactions ................................        (1,787)     (1,872)    (2,632)     (1,824)     11,954
                                                            -----------  ----------  ---------  ----------  ----------
                                                                (90,177)    583,153    340,558     561,884   1,949,688
  Net change in unrealized appreciation/(depreciation) on
    investments and translation of other assets and
    liabilities denominated in foreign currencies .......    (4,451,395)    460,457    912,384     910,641   2,438,474
                                                            -----------  ----------  ---------  ----------  ----------
  Net realized and unrealized gain/(loss) on investments
    and foreign currency related transactions and
    translation of other assets and liabilities
    denominated in foreign currencies ...................    (4,541,572)  1,043,610  1,252,942   1,472,525   4,388,162
                                                            -----------  ----------  ---------  ----------  ----------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS .....................................   $(4,537,891) $1,097,910 $1,242,461  $1,446,408  $4,913,100
                                                            ===========  ========== ==========  ==========  ==========

                 See accompanying notes to financial statements.
                                     44 & 45
STATEMENTS OF CHANGES IN NET ASSETS                        WEBS INDEX FUND, INC.
================================================================================

                                                                    AUSTRALIA                  AUSTRIA
                                                                      WEBS                      WEBS
                                                                      INDEX                     INDEX
                                                                     SERIES                    SERIES
                                                            ------------------------  ------------------------
                                                              For the      For the      For the      For the
                                                               year        period        year        period
                                                               ended     03/12/96*-      ended     03/12/96*-
                                                             08/31/97     08/31/96     08/31/97     08/31/96
                                                            -----------  -----------  -----------  -----------
OPERATIONS:
  Net investment income/(loss) .........................    $  287,423   $  83,647  $    (6,855)   $    31,488
  Net realized gain/(loss) on investments and
    foreign currency related transactions ..............       168,792      23,767   (1,197,601)        85,287
  Net change in unrealized appreciation/(depreciation)
    on investments and translation of other assets and
    liabilities denominated in foreign currencies ......    (1,840,776)    278,611    1,155,714     (1,177,072)
                                                           ----------- -----------  -----------    -----------
  Net increase/(decrease) in net assets resulting
    from operations ....................................    (1,384,561)    386,025      (48,742)    (1,060,297)
                                                           ----------- -----------  -----------    -----------
DISTRIBUTIONS:
  Net investment income. ...............................      (287,423)    (83,647)         --         (26,054)
  In excess of net investment income ...................      (160,198)    (47,153)         --          (7,923)
  Net realized gains ...................................      (187,118)    (21,359)         --         (33,980)
  In excess of net realized gains ......................            --          --          --              --
  Return of capital ....................................      (796,674)    (34,847)         --        (100,047)
                                                           ----------- -----------  -----------    -----------
  Net decrease in net assets from distributions ........    (1,431,413)   (187,006)         --        (168,004)
                                                           ----------- -----------  -----------    -----------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from the sale of shares .................    34,012,042  11,977,456    2,076,237     19,180,869
  Cost of shares redeemed ..............................    (1,967,117)         --  (11,342,765)    (4,432,844)
                                                           ----------- -----------  -----------    -----------
  Net increase/(decrease) in net assets derived from
    capital share transactions .........................    32,044,925  11,977,456   (9,266,528)    14,748,025
                                                           ----------- -----------  -----------    -----------
  Total increase/(decrease) in net assets ..............    29,228,951  12,176,475   (9,315,270)    13,519,724

  NET ASSETS:
  Beginning of period ..................................    12,176,780         305   13,520,059            335
                                                           ----------- -----------  -----------    -----------
  End of period ........................................   $41,405,731 $12,176,780  $ 4,204,789    $13,520,059
                                                           =========== ===========  ===========    ===========
--------
*Commencement of operations.

Capital Share Transactions:
  Shares sold ..........................................     3,000,000   1,200,000      200,000      1,700,000
  Shares redeemed ......................................      (200,000)         --   (1,100,000)      (400,000)
                                                           ----------- -----------  -----------    -----------
      Net increase/(decrease) in shares ................     2,800,000   1,200,000     (900,000)     1,300,000
                                                           =========== ===========  ===========    ===========

                                                                   BELGIUM                          CANADA
                                                                     WEBS                            WEBS
                                                                    INDEX                           INDEX
                                                                    SERIES                          SERIES
                                                            ------------------------    ------------------------
                                                              For the      For the         For the      For the
                                                               year        period           year        period
                                                               ended     03/12/96*-         ended     03/12/96*-
                                                             08/31/97     08/31/96        08/31/97     08/31/96
                                                            -----------  -----------    -----------   ----------
OPERATIONS:
  Net investment income/(loss) .........................    $   668,880  $    42,944    $    86,380  $    40,304
  Net realized gain/(loss) on investments and
    foreign currency related transactions ..............        357,522       18,047        629,622       71,510
  Net change in unrealized appreciation/(depreciation)
    on investments and translation of other assets and
    liabilities denominated in foreign currencies ......       (623,667)      30,967      3,938,920       25,981
                                                            -----------  -----------    -----------  -----------
  Net increase/(decrease) in net assets resulting
    from operations ....................................        402,735       91,958      4,654,922      137,795
                                                            -----------  -----------    -----------  -----------
DISTRIBUTIONS:
  Net investment income. ...............................       (668,880)     (42,944)       (86,380)     (35,145)
  In excess of net investment income ...................       (587,754)      (7,116)        (4,605)      (7,532)
  Net realized gains ...................................       (230,479)      (5,241)      (251,961)      (3,392)
  In excess of net realized gains ......................             --           --             --           --
  Return of capital ....................................        (24,077)          --             --       (3,132)
                                                            -----------  -----------    -----------  -----------
  Net decrease in net assets from distributions ........     (1,511,190)     (55,301)      (342,946)     (49,201)
                                                            -----------  -----------    -----------  -----------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from the sale of shares .................     31,836,329    2,982,750      9,629,687   15,788,335
  Cost of shares redeemed ..............................             --   (1,220,075)    (3,550,242)  (2,100,833)
                                                            -----------  -----------    -----------  -----------
  Net increase/(decrease) in net assets derived from
    capital share transactions .........................     31,836,329    1,762,675      6,079,445   13,687,502
                                                            -----------  -----------    -----------  -----------
  Total increase/(decrease) in net assets ..............     30,727,874    1,799,332     10,391,421   13,776,096

  NET ASSETS:
  Beginning of period ..................................      1,799,787          455     13,776,399          303
                                                            -----------  -----------    -----------  -----------
  End of period ........................................    $32,527,661  $ 1,799,787    $24,167,820  $13,776,399
                                                            ===========  ===========    ===========  ===========
--------
*Commencement of operations.

Capital Share Transactions:
  Shares sold ..........................................      1,960,000      200,000        800,000    1,500,000
  Shares redeemed ......................................             --      (80,000)      (300,000)    (200,000)
                                                            -----------  -----------    -----------  -----------
      Net increase/(decrease) in shares ................      1,960,000      120,000        500,000    1,300,000
                                                            ===========  ===========    ===========  ===========


                                                                       FRANCE                  GERMANY
                                                                        WEBS                     WEBS
                                                                       INDEX                    INDEX
                                                                       SERIES                   SERIES
                                                             ------------------------  -----------------------
                                                               For the      For the      For the      For the
                                                                year        period        year        period
                                                                ended     03/12/96*-      ended     03/12/96*-
                                                              08/31/97     08/31/96     08/31/97     08/31/96
                                                             -----------  -----------  -----------  ----------
OPERATIONS:
  Net investment income/(loss) .........................    $    154,485  $   146,220  $    41,384 $    60,634
  Net realized gain/(loss) on investments and
    foreign currency related transactions ..............         571,535      583,565      727,681     (40,272)
  Net change in unrealized appreciation/(depreciation)
    on investments and translation of other assets and
    liabilities denominated in foreign currencies ......       1,283,516     (116,159)   2,325,587     293,147
                                                            ------------  ----------- ------------ -----------
  Net increase/(decrease) in net assets resulting
    from operations ....................................       2,009,536      613,626    3,094,652     313,509
                                                            ------------  ----------- ------------ -----------
DISTRIBUTIONS:
  Net investment income. ...............................        (154,485)    (140,840)     (41,384)    (48,171)
  In excess of net investment income ...................              --      (20,645)     (19,425)    (19,615)
  Net realized gains ...................................        (198,868)      (8,421)     (99,278)         --
  In excess of net realized gains ......................              --           --           --     (14,044)
  Return of capital ....................................              --     (329,606)     (37,144)   (132,489)
                                                            ------------  ----------- ------------ -----------
  Net decrease in net assets from distributions ........        (353,353)    (499,512)    (197,231)   (214,319)
                                                            ------------  ----------- ------------ -----------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from the sale of shares .................       5,656,482   30,831,940   13,746,949  32,463,206
  Cost of shares redeemed ..............................     (15,723,875)  (8,028,940) (20,822,544) (3,911,977)
                                                            ------------  ----------- ------------ -----------
  Net increase/(decrease) in net assets derived from
    capital share transactions .........................     (10,067,393)  22,803,000   (7,075,595) 28,551,229
                                                            ------------  ----------- ------------ -----------
  Total increase/(decrease) in net assets ..............      (8,411,210)  22,917,114   (4,178,174) 28,650,419

  NET ASSETS:
  Beginning of period ..................................      22,929,934       12,820   28,664,039      13,620
                                                            ------------  ----------- ------------ -----------
  End of period ........................................    $ 14,518,724  $22,929,934 $ 24,485,865 $28,664,039
                                                            ============  =========== ============ ===========
--------
*Commencement of operations.

Capital Share Transactions:
  Shares sold ..........................................         400,000    2,400,000     900,000    2,400,000
  Shares redeemed ......................................      (1,200,000)    (600,000) (1,500,000)    (300,000)
                                                            ------------  ----------- ------------ -----------
      Net increase/(decrease) in shares ................        (800,000)   1,800,000    (600,000)   2,100,000
                                                            ============  =========== ============ ===========

                                                                    HONG KONG                   ITALY
                                                                       WEBS                      WEBS
                                                                      INDEX                     INDEX
                                                                      SERIES                    SERIES
                                                             -------------------------   -----------------------
                                                               For the       For the       For the      For the
                                                                year         period         year        period
                                                                ended      03/12/96*-       ended     03/12/96*-
                                                              08/31/97      08/31/96      08/31/97     08/31/96
                                                             -----------   -----------   -----------  ----------
OPERATIONS:
  Net investment income/(loss) .........................     $  258,683   $    66,748   $    221,768 $   346,291
  Net realized gain/(loss) on investments and
    foreign currency related transactions ..............        821,392        43,430       (570,558)    411,113
  Net change in unrealized appreciation/(depreciation)
    on investments and translation of other assets and
    liabilities denominated in foreign currencies ......       (209,522)      (48,361)     5,911,350  (1,669,237)
                                                            -----------   -----------   ------------ -----------
  Net increase/(decrease) in net assets resulting
    from operations ....................................        870,553        61,817      5,562,560    (911,833)
                                                            -----------   -----------   ------------ -----------
DISTRIBUTIONS:
  Net investment income. ...............................       (258,683)      (66,748)      (221,768)   (346,291)
  In excess of net investment income ...................        (12,817)       (9,901)      (469,323)    (78,413)
  Net realized gains ...................................       (581,360)       (3,153)            --    (325,362)
  In excess of net realized gains ......................         (3,851)           --             --          --
  Return of capital ....................................       (236,349)      (24,346)            --    (195,546)
                                                            -----------   -----------   ------------ -----------
  Net decrease in net assets from distributions ........     (1,093,060)     (104,148)      (691,091)   (945,612)
                                                            -----------   -----------   ------------ -----------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from the sale of shares .................     19,035,945     8,886,964     11,652,066  39,202,785
  Cost of shares redeemed ..............................     (1,242,282)   (1,012,585)   (19,198,572) (2,176,057)
                                                            -----------   -----------   ------------ -----------
  Net increase/(decrease) in net assets derived from
    capital share transactions .........................     17,793,663     7,874,379     (7,546,506) 37,026,728
                                                            -----------   -----------   ------------ -----------
  Total increase/(decrease) in net assets ..............     17,571,156     7,832,048     (2,675,037) 35,169,283

  NET ASSETS:
  Beginning of period ..................................      7,845,458        13,410     35,169,709         426
                                                            -----------   -----------   ------------ -----------
  End of period ........................................    $25,416,614   $ 7,845,458   $ 32,494,672 $35,169,709
                                                            ===========   ===========   ============ ===========
--------
*Commencement of operations.

Capital Share Transactions:
  Shares sold ..........................................      1,200,000       675,000        750,000   2,700,000
  Shares redeemed ......................................        (75,000)      (75,000)    (1,350,000)   (150,000)
                                                            -----------   -----------   ------------ -----------
      Net increase/(decrease) in shares ................      1,125,000       600,000       (600,000)  2,550,000
                                                            ===========   ===========   ============ ===========

                 See accompanying notes to financial statements.
                                     46 & 47

STATEMENTS OF CHANGES IN NET ASSETS                       WEBS INDEX FUND, INC.
================================================================================

                                                                   JAPAN               MALAYSIA (FREE)          MEXICO (FREE)
                                                                   WEBS                     WEBS                    WEBS
                                                                   INDEX                    INDEX                   INDEX
                                                                  SERIES                   SERIES                  SERIES
                                                         -------------------------   ---------------------   --------------------
                                                           For the       For the      For the     For the     For the    For the
                                                            year         period        year       period       year      period
                                                            ended      03/12/96*-      ended    03/12/96*-     ended   03/12/96*-
                                                          08/31/97      08/31/96     08/31/97    08/31/96    08/31/97   08/31/96
                                                         -----------   -----------   ---------  ----------   --------- ----------
OPERATIONS:
  Net investment income/(loss) ......................... $  (566,842)  $  (395,549) $    6,540  $   (9,877) $   13,244 $      162
  Net realized gain/(loss) on investments and
    foreign currency related transactions ..............  (3,695,529)      167,831     (17,452)      3,867     717,222       (165)
  Net change in unrealized appreciation/(depreciation)
    on investments and translation of other assets and
    liabilities denominated in foreign currencies ......  (6,001,060)   (8,748,966) (8,968,575)     84,975   2,056,611    556,213
                                                        ------------  ------------ -----------  ---------- ----------- ----------
  Net increase/(decrease) in net assets resulting
    from operations .................................... (10,263,431)   (8,976,684) (8,979,487)     78,965   2,787,077    556,210
                                                        ------------  ------------ -----------  ---------- ----------- ----------
DISTRIBUTIONS:
  Net investment income. ...............................          --            --      (6,540)         --     (13,244)        --
  In excess of net investment income ...................          --            --      (7,611)         --      (6,992)    (2,004)
  Net realized gains ...................................          --            --          --          --    (480,039)        --
  In excess of net realized gains ......................     (59,225)           --          --          --          --         --
  Return of capital ....................................          --            --     (25,600)     (4,200)    (50,400)    (5,496)
                                                        ------------  ------------ -----------  ---------- ----------- ----------
  Net decrease in net assets from distributions ........     (59,225)           --     (39,751)     (4,200)   (550,675)    (7,500)
                                                        ------------  ------------ -----------  ---------- ----------- ----------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from the sale of shares .................  91,183,410   112,125,708  12,040,298   9,242,755   9,898,729  5,209,737
  Cost of shares redeemed .............................. (25,067,882)           --          --          --  (1,267,357)        --
                                                        ------------  ------------ -----------  ---------- ----------- ----------
  Net increase/(decrease) in net assets derived from
    capital share transactions .........................  66,115,528   112,125,708  12,040,298   9,242,755   8,631,372  5,209,737
                                                        ------------  ------------ -----------  ---------- ----------- ----------
  Total increase/(decrease) in net assets ..............  55,792,872   103,149,024   3,021,060   9,317,520  10,867,774  5,758,447

NET ASSETS:
  Beginning of period .................................. 103,163,944        14,920   9,317,920         400   5,758,734        287
                                                        ------------  ------------ -----------  ---------- ----------- ----------
  End of period ........................................$158,956,816  $103,163,944 $12,338,980  $9,317,920 $16,626,508 $5,758,734
                                                        ============  ============ ===========  ========== =========== ==========
--------
*Commencement of operations.

Capital Share Transactions:
  Shares sold ..........................................   7,200,000     7,200,000     825,000     675,000     700,000    500,000
  Shares redeemed ......................................  (1,800,000)           --          --          --    (100,000)        --
                                                        ------------  ------------ -----------  ---------- ----------- ----------
  Net increase/(decrease) in shares ....................   5,400,000     7,200,000     825,000     675,000     600,000    500,000
                                                        ============  ============ ===========  ========== =========== ==========

                                                                NETHERLANDS          SINGAPORE (FREE)            SPAIN
                                                                   WEBS                   WEBS                    WEBS
                                                                   INDEX                  INDEX                  INDEX
                                                                  SERIES                 SERIES                  SERIES
                                                            ---------------------   -------------------   ----------------------
                                                             For the    For the     For the    For the     For the    For the
                                                              year       period       year      period       year      period
                                                              ended    03/12/96*-     ended   03/12/96*-     ended   03/12/96*-
                                                            08/31/97    08/31/96    08/31/97   08/31/96    08/31/97   08/31/96
                                                            ---------  ----------  ---------  ---------   ---------  ----------
OPERATIONS:
  Net investment income/(loss) ..........................  $   44,855  $  59,698 $     3,681  $   21,999  $   54,300 $    46,585
  Net realized gain/(loss) on investments and
    foreign currency related transactions ...............     303,600     31,842     (90,177)   (120,662)    583,153     238,394
  Net change in unrealized appreciation/(depreciation)
    on investments and translation of other assets and
    liabilities denominated in foreign currencies .......   1,559,687    365,890  (4,451,395)   (523,310)    460,457     144,209
                                                           ---------- ---------- ----------- ----------- ----------- -----------
  Net increase/(decrease) in net assets resulting
    from operations .....................................   1,908,142    457,430  (4,537,891)   (621,973)  1,097,910     429,188
                                                           ---------- ---------- ----------- ----------- ----------- -----------
DISTRIBUTIONS:
  Net investment income. ................................     (44,855)   (56,328)     (3,681)    (19,081)    (54,300)    (41,405)
  In excess of net investment income ....................      (4,630)    (4,914)    (13,239)     (6,120)    (24,069)         --
  Net realized gains ....................................    (320,639)   (31,842)    (37,220)         --    (379,744)    (29,254)
  In excess of net realized gains .......................          --     (2,655)         --          --          --          --
  Return of capital .....................................      (8,873)   (37,393)    (37,832)         --     (39,171)         --
                                                           ---------- ---------- ----------- ----------- ----------- -----------
  Net decrease in net assets from distributions .........    (378,997)  (133,132)    (91,972)    (25,201)   (497,284)    (70,659)
                                                           ---------- ---------- ----------- ----------- ----------- -----------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from the sale of shares ..................   1,170,170  6,621,571  11,351,615  10,940,175   4,683,798   7,091,661
  Cost of shares redeemed ...............................          --         --  (1,107,208) (1,186,369) (1,190,432) (3,223,243)
                                                           ---------- ---------- ----------- ----------- ----------- -----------
  Net increase/(decrease) in net assets derived from
    capital share transactions ..........................   1,170,170  6,621,571  10,244,407   9,753,806   3,493,366   3,868,418
                                                           ---------- ---------- ----------- ----------- ----------- -----------
  Total increase/(decrease) in net assets ...............   2,699,315  6,945,869   5,614,544   9,106,632   4,093,992   4,226,947

NET ASSETS:
  Beginning of period ...................................   6,961,819     15,950   9,107,018         386   4,227,376         429
                                                           ---------- ---------- ----------- ----------- ----------- -----------
  End of period .........................................  $9,661,134 $6,961,819 $14,721,562 $ 9,107,018 $ 8,321,368 $ 4,227,376
                                                           ========== ========== =========== =========== =========== ===========
--------
*Commencement of operations.

Capital Share Transactions:
  Shares sold ...........................................      50,000    400,000   1,000,000     900,000     225,000     525,000
  Shares redeemed .......................................          --         --    (100,000)   (100,000)    (75,000)   (225,000)
                                                           ---------- ---------- ----------- ----------- ----------- -----------
  Net increase/(decrease) in shares .....................      50,000    400,000     900,000     800,000     150,000     300,000
                                                           ========== ========== =========== =========== =========== ===========


                                                                  SWEDEN                SWITZERLAND          UNITED KINGDOM
                                                                    WEBS                   WEBS                   WEBS
                                                                   INDEX                  INDEX                  INDEX
                                                                   SERIES                 SERIES                 SERIES
                                                            ---------------------- ---------------------- -----------------------
                                                            For the     For the    For the      For the    For the      For the
                                                              year       period      year        period      year        period
                                                              ended    03/12/96*-    ended     03/12/96*-    ended     03/12/96*-
                                                            08/31/97    08/31/96   08/31/97     08/31/96   08/31/97     08/31/96
                                                            ---------  ----------- ---------   ----------  --------    ----------
OPERATIONS:
  Net investment income/(loss) ..........................  $   (10,481)$    51,107 $   (26,117)$    43,339 $   524,938 $   195,730
  Net realized gain/(loss) on investments and
    foreign currency related transactions ...............      340,558      94,837     561,884    (107,039)  1,949,688     106,646
  Net change in unrealized appreciation/(depreciation)
    on investments and translation of other assets and
    liabilities denominated in foreign currencies .......      912,384     289,824     910,641      86,736   2,438,474     864,265
                                                           ----------- ----------- ----------- ----------- ----------- -----------
  Net increase/(decrease) in net assets resulting
    from operations .....................................    1,242,461     435,768   1,446,408      23,036   4,913,100   1,166,641
                                                           ----------- ----------- ----------- ----------- ----------- -----------
DISTRIBUTIONS:
  Net investment income. ................................           --     (51,107)         --    (35,720)    (524,938)   (195,730)
  In excess of net investment income ....................           --     (16,685)         --         --     (102,415)    (31,721)
  Net realized gains ....................................     (345,698)    (26,271)   (568,979)        --     (304,957)       (987)
  In excess of net realized gains .......................           --          --          --         --           --          --
  Return of capital .....................................           --          --      (1,191)        --     (176,359)    (26,817)
                                                           ----------- ----------- ----------- ----------- ----------- -----------
  Net decrease in net assets from distributions .........     (345,698)    (94,063)   (570,170)   (35,720)  (1,108,669)   (255,255)
                                                           ----------- ----------- ----------- ----------- ----------- -----------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from the sale of shares ..................    2,946,675   5,130,382   8,262,901  10,622,671  19,063,646  17,417,928
  Cost of shares redeemed ...............................           --  (1,072,542) (1,492,280) (4,464,972) (8,936,965) (2,551,512)
                                                           ----------- ----------- ----------- ----------- ----------- -----------
  Net increase/(decrease) in net assets derived from
    capital share transactions ..........................    2,946,675   4,057,840   6,770,621   6,157,699  10,126,681  14,866,416
                                                           ----------- ----------- ----------- ----------- ----------- -----------
  Total increase/(decrease) in net assets ...............    3,843,438   4,399,545   7,646,859   6,145,015  13,931,112  15,777,802

NET ASSETS:
  Beginning of period ...................................    4,399,974         429   6,158,205      13,190  15,790,242      12,440
                                                           ----------- ----------- ----------- ----------- ----------- -----------
  End of period .........................................  $ 8,243,412 $ 4,399,974 $13,805,064 $ 6,158,205 $29,721,354 $15,790,242
                                                           =========== =========== =========== =========== =========== ===========
--------
*Commencement of operations.

Capital Share Transactions:
  Shares sold ...........................................      150,000     375,000     625,000     875,000   1,200,000   1,400,000
  Shares redeemed .......................................           --     (75,000)   (125,000)   (375,000)   (600,000)   (200,000)
                                                           ----------- ----------- ----------- ----------- ----------- -----------
  Net increase/(decrease) in shares .....................      150,000     300,000     500,000     500,000     600,000   1,200,000
                                                           =========== =========== =========== =========== =========== ===========


                 See accompanying notes to financial statements.
                                     48 & 49

FINANCIAL HIGHLIGHTS                                                                                           WEBS INDEX FUND, INC.
====================================================================================================================================
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                   AUSTRALIA              AUSTRIA                 BELGIUM
                                                                     WEBS                   WEBS                    WEBS
                                                                     INDEX                 INDEX                   INDEX
                                                                    SERIES                 SERIES                  SERIES
                                                            ----------------------- ----------------------  ---------------------
                                                             For the     For the     For the     For the      For the   For the
                                                               year       period       year       period        year    period
                                                               ended    03/12/96*-     ended    03/12/96*-      ended  03/12/96*-
                                                             08/31/97    08/31/96    08/31/97    08/31/96     08/31/97  08/31/96
                                                             ---------  ---------   ---------   ---------    ---------  ---------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ....................  $ 10.15     $ 9.95(1)   $ 10.40     $10.91(1)   $ 14.99     $  14.92(1)
                                                             --------    --------    --------    --------    --------    ---------
  Net investment income/(loss) (+) ........................     0.17       0.10        (0.02)      0.04         0.77         0.40
  Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions and translation
  of other assets and liabilities denominated in
  foreign currencies ......................................     0.47       0.29         0.13      (0.41)        0.62         0.36
                                                             --------    --------    --------    --------    --------    ---------
      Net increase/(decrease) in net assets resulting from
        operations ........................................     0.64       0.39         0.11      (0.37)        1.39         0.76
                                                             --------    --------    --------    --------    --------    ---------
LESS DISTRIBUTIONS
  Dividends from net investment income ....................    (0.16)     (0.08)        --        (0.02)       (0.33)       (0.54)
  Dividends in excess of net investment income ............    (0.04)     (0.05)        --        (0.01)       (0.28)       (0.09)
  Distributions from net realized gains ...................    (0.04)     (0.02)        --        (0.03)       (0.12)       (0.06)
  Distributions in excess of net realized gains ...........    --         --            --          --           --           --
  Return of capital .......................................    (0.20)     (0.04)        --        (0.08)       (0.01)         --
                                                             --------    --------    --------    --------    --------    ---------
      Total dividends and distributions ...................    (0.44)     (0.19)        --        (0.14)       (0.74)       (0.69)
                                                             --------    --------    --------    --------    --------    ---------
  Net asset value, end of period ..........................  $ 10.35     $ 10.15     $ 10.51     $10.40      $ 15.64     $  14.99
                                                             ========    ========    ========    ========    ========    =========
TOTAL INVESTMENT RETURN (2) ...............................     6.23%       3.88%(4)    1.06%     (3.39)%(4)    9.26%       5.01%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ....................  $41,406     $12,177      $ 4,205     $13,520     $32,528    $ 1,800
  Ratios of expenses to average net assets (5) ............     1.33%       1.59%(3)     1.68%       1.56%(3)    1.24%      2.29%(3)
  Ratios of net investment income/(loss) to average
    net assets (5) ........................................     1.57%       2.18%(3)    (0.22%)      0.87%(3)    4.63%      5.67%(3)
  Portfolio turnover (6) ..................................     5.30%       8.84%(4)    28.47%       9.60%(4)   16.83%      6.25%(4)
  Average commission rate paid ............................  $0.0182     $0.0085      $0.1719     $0.2986     $0.3379    $0.4327

 *  Commencement of operations.
**  Less than one cent per share.
 +  Based on average shares outstanding throughout
    the period.
(1) Net asset value per share on March 12, 1996
    (commencement of operations).
(2) Total investment return is calculated assuming
    a purchase of capital stock at net asset value
    per share on the first day and a sale at the net
    asset value per share on the last day of the period
    reported. Dividends and distributions, if any, are
    assumed,for purposes of this calculation, to be
    reinvested at the net asset value per share on the
    ex-dividend date.
(3) Annualized
(4) Not Annualized
(5) Includes voluntary waivers by the American Stock Exchange.
    If such waivers had not been made the ratios of expenses
    to average net assets and ratios of net investment income/
    (loss)to average net assets would have been as follows:
      Ratios of expenses to average net assets before waivers   1.33%       1.60%(3)    1.69%        1.57%(3)   1.24%       2.30%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers                               1.57%       2.17%(3)   (0.22)%       0.86%(3)   4.63%       5.66%(3)
(6) Excludes portfolio securities received or delivered as
    a result of processing capital share transactions in
    Creation Unit(s).






                                                                    CANADA                    FRANCE
                                                                     WEBS                      WEBS
                                                                    INDEX                     INDEX
                                                                    SERIES                    SERIES
                                                             ----------------------   ----------------------
                                                              For the     For the      For the    For the
                                                                year       period        year      period
                                                               ended      03/12/96*-    ended     03/12/96*-
                                                              08/31/97    08/31/96     08/31/97    08/31/96
                                                              --------   ---------    ---------   ---------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period .....................  $ 10.60     $10.17(1)   $ 12.73     $12.42(1)
                                                              --------    --------    --------    --------
  Net investment income/(loss) (+) .........................     0.05       0.04         0.17       0.17
  Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions and translation
  of other assets and liabilities denominated in
  foreign currencies .......................................     2.97       0.43         1.95       0.45
                                                              --------    --------    --------    --------
      Net increase/(decrease) in net assets resulting from
        operations .........................................     3.02       0.47         2.12       0.62
                                                              --------    --------    --------    --------
LESS DISTRIBUTIONS
  Dividends from net investment income .....................    (0.05)     (0.03)       (0.15)     (0.09)
  Dividends in excess of net investment income .............    (0.00)**   (0.01)         --       (0.01)
  Distributions from net realized gains ....................    (0.14)       --         (0.20)      0.00**
  Distributions in excess of net realized gains ............      --        0.00**        --         --
  Return of capital ........................................      --        0.00**        --       (0.21)
                                                              --------    --------    --------    --------
      Total dividends and distributions ....................    (0.19)     (0.04)       (0.35)     (0.31)
                                                              --------    --------    --------    --------
  Net asset value, end of period ...........................   $13.43     $10.60      $ 14.50     $12.73
                                                              ========    ========    ========    ========
TOTAL INVESTMENT RETURN (2) ................................    28.50%      4.63%(4)    16.60%      4.95%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) .....................  $24,168     $13,776     $14,519    $22,930
  Ratios of expenses to average net assets (5) .............     1.35%       1.44%(3)    1.52%      1.84%(3)
  Ratios of net investment income/(loss) to average
    net assets (5) .........................................     0.39%       0.79%(3)    1.17%      2.72%(3)
  Portfolio turnover (6) ...................................    11.02%       0.00%(4)    7.13%      0.00%(4)
  Average commission rate paid .............................  $0.0217         --      $0.0137    $0.3956

 *  Commencement of operations.
**  Less than one cent per share.
 +  Based on average shares outstanding throughout
    the period.
(1) Net asset value per share on March 12, 1996
    (commencement of operations).
(2) Total investment return is calculated assuming
    a purchase of capital stock at net asset value
    per share on the first day and a sale at the net
    asset value per share on the last day of the period
    reported. Dividends and distributions, if any, are
    assumed,for purposes of this calculation, to be
    reinvested at the net asset value per share on the
    ex-dividend date.
(3) Annualized
(4) Not Annualized
(5) Includes voluntary waivers by the American Stock Exchange.
    If such waivers had not been made the ratios of expenses
    to average net assets and ratios of net investment income/
    (loss)to average net assets would have been as follows:
      Ratios of expenses to average net assets before waivers      1.36%       1.45%(3)    1.52%       1.85%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers                                  0.39%       0.78%(3)    1.17%       2.71%(3)
(6) Excludes portfolio securities received or delivered as
    a result of processing capital share transactions in
    Creation Unit(s).







                                                                GERMANY                   HONG KONG                  ITALY
                                                                  WEBS                      WEBS                     WEBS
                                                                 INDEX                     INDEX                     INDEX
                                                                 SERIES                    SERIES                    SERIES
                                                         -----------------------   ----------------------    ----------------------
                                                          For the      For the      For the      For the      For the     For the
                                                           year        period        year        period        year       period
                                                           ended      03/12/96*-     ended     03/12/96*-      ended     03/12/96*-
                                                          08/31/97     08/31/96     08/31/97     08/31/96     08/31/97   08/31/96
                                                          --------    ---------     --------    ---------    ---------   ---------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period .................  $ 13.64     $13.23(1)     $ 13.05     $12.83(1)     $ 13.79    $13.62(1)
                                                          --------    --------      --------    --------      -------    --------
  Net investment income/(loss) (+) .....................     0.03       0.06           0.26       0.15           0.12      0.25
  Net realized and unrealized gain/(loss)
  on investments and foreign currency
  related transactions and translation
  of other assets and liabilities
  denominated in foreign currencies ....................     2.77       0.47           2.12       0.27           3.10      0.31
                                                          --------    --------      --------    --------      -------    --------
      Net increase/(decrease) in net
       assets resulting from operations ................     2.80       0.53           2.38       0.42           3.22      0.56
                                                          --------    --------      --------    --------      -------    --------
LESS DISTRIBUTIONS
  Dividends from net investment income .................    (0.03)     (0.03)         (0.21)     (0.13)         (0.11)    (0.14)
  Dividends in excess of net investment income .........    (0.01)     (0.01)         (0.01)     (0.02)         (0.24)    (0.03)
  Distributions from net realized gains ................    (0.07)       --           (0.34)     (0.01)           --      (0.14)
  Distributions in excess of net realized gains ........      --       (0.01)          0.00**      --             --        --
  Return of capital ....................................    (0.02)     (0.07)         (0.14)     (0.04)           --       (0.08)
                                                          --------    --------      --------    --------      -------    --------
      Total dividends and distributions ................    (0.13)     (0.12)         (0.70)     (0.20)         (0.35)     (0.39)
                                                          --------    --------      --------    --------      -------    --------
  Net asset value, end of period .......................  $ 16.31     $13.64        $ 14.73     $13.05        $ 16.66    $ 13.79
                                                          ========    ========      ========    ========      =======    ========
TOTAL INVESTMENT RETURN (2) ............................    20.51%      4.00%(4)      17.80%      3.22%(4)      23.37%      4.11%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) .................  $24,486    $28,664        $25,417    $ 7,845        $32,495    $35,170
  Ratios of expenses to average net assets (5) .........     1.37%      1.68%(3)       1.43%      1.52%(3)       1.33%      1.43%(3)
  Ratios of net investment income/(loss) to
  average net assets (5) ...............................     0.23%      1.00%(3)       1.71%      2.37%(3)       0.76%      3.69%(3)
  Portfolio turnover (6) ...............................     9.04%      0.00%(4)      22.90%      0.00%(4)      13.70%     19.80%(4)
  Average commission rate paid .........................  $0.0236        --         $0.0058    $0.0007        $0.0045    $0.0046

 *  Commencement of operations.
**  Less than one cent per share.
 +  Based on average shares outstanding throughout
    the period.
(1) Net asset value per share on March 12, 1996
    (commencement of operations).
(2) Total investment return is calculated assuming
    a purchase of capital stock at net asset value
    per share on the first day and a sale at the net
    asset value per share on the last day of the period
    reported. Dividends and distributions, if any, are
    assumed,for purposes of this calculation, to be
    reinvested at the net asset value per share on the
    ex-dividend date.
(3) Annualized
(4) Not Annualized
(5) Includes voluntary waivers by the American Stock
    Exchange. If such waivers had not been made
    the ratios of expenses to average net assets
    and ratios of net investment income/(loss)to
    average net assets would have been as follows:
      Ratios of expenses to average net assets
      before waivers ...................................     1.37%      1.69%(3)      1.43%      1.53%(3)      1.33%       1.44%(3)
      Ratios of net investment income/(loss) to
      average net assets before waivers ................     0.22%      0.99%(3)      1.71%      2.36%(3)      0.76%       3.68%(3)
(6) Excludes portfolio securities received or
    delivered as a result of processing capital
    share transactions in Creation Unit(s).

                                             See accompanying notes to financial statements.

                                                          50 & 51

FINANCIAL HIGHLIGHTS                                                                                          WEBS INDEX FUNDS, INC.
====================================================================================================================================
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                JAPAN            MALAYSIA (FREE)         MEXICO (FREE)            NETHERLANDS
                                                WEBS                  WEBS                   WEBS                    WEBS
                                                INDEX                 INDEX                  INDEX                   INDEX
                                               SERIES                SERIES                 SERIES                  SERIES
                                         -------------------   --------------------   -------------------    --------------------
                                          For the   For the     For the    For the     For the    For the      For the    For the
                                           year     period       year      period       year      period        year      period
                                           ended  03/12/96*-     ended   03/12/96*-     ended   03/12/96*-      ended   03/12/96*-
                                         08/31/97  08/31/96    08/31/97   08/31/96    08/31/97   08/31/96     08/31/97   08/31/96
                                         --------  ---------   --------   ---------   --------  ---------     --------  ---------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period . $ 14.33   $ 14.79(1)  $ 13.80    $13.24(1)   $ 11.52    $ 9.95(1)     $ 17.36   $ 15.91(1)
                                         --------  ----------  --------   --------    --------  ---------     --------   --------
  Net investment income/(loss) (+) .....   (0.06)    (0.07)       0.01     (0.02)        0.02      0.00**         0.11      0.24
  Net realized and unrealized gain/(loss)
    on investments and foreign
    currency related transactions
    and translation of other assets
    and liabilities denominated
    in foreign currencies ..............   (1.65)    (0.39)      (5.55)     0.59         4.07      1.59           4.79      1.54
                                         --------  ----------  --------   --------    --------  --------      --------   --------
      Net increase/(decrease) in net
        assets resulting from operations   (1.71)    (0.46)      (5.54)     0.57         4.09      1.59           4.90      1.78
                                         --------  ----------  --------   --------    --------  --------      --------   --------
LESS DISTRIBUTIONS
  Dividends from net investment income .     --        --         0.00**     --         (0.01)      --           (0.10)    (0.14)
  Dividends in excess of net
    investment income ..................     --        --        (0.01)      --          0.01     (0.01)         (0.01)    (0.01)
  Distributions from net realized gains      --        --          --        --         (0.44)      --           (0.71)    (0.08)
  Distributions in excess of net
    realized gains .....................   (0.01)      --          --        --           --        --             --      (0.01)
  Return of capital ....................     --        --        (0.02)    (0.01)       (0.04)    (0.01)         (0.02)    (0.09)
                                         --------  ----------  --------   --------    --------  --------      --------   --------
      Total dividends and distributions    (0.01)      --        (0.03)    (0.01)       (0.50)    (0.02)         (0.84)    (0.33)
                                         --------  ----------  --------   --------    --------  --------      --------   --------
  Net asset value, end of period ....... $ 12.61    $ 14.33     $ 8.23    $13.80      $ 15.11   $ 11.52        $ 21.42   $ 17.36
                                         ========  ==========  ========   ========    ========  ========      ========   ========
TOTAL INVESTMENT RETURN (2) ............  (11.97)%    (3.11)%(4)(40.20)%    4.28%(4)    35.21%    15.93%(4)      28.04%    11.19%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) .$158,957   $103,164    $12,339    $9,318      $16,627   $ 5,759        $ 9,661   $ 6,962
  Ratios of expenses to average
    net assets (5) .....................    1.19%      1.37%(3)   1.46%     1.58%(3)     1.63%     1.75%(3)       1.46%     1.63%(3)
  Ratios of net investment
    income/(loss) to average
    net assets (5) .....................   (0.48)%    (1.01)%(3)  0.04%    (0.35)%(3)    0.14%     0.01%(3)       0.54%     2.93%(3)
  Portfolio turnover (6) ...............   12.90%     21.54%(4)   0.00%     0.00%(4)    22.80%     0.00%(4)      12.68%     4.32%(4)
  Average commission rate paid .........$ 0.0162   $ 0.0152    $  --      $  --       $0.0066   $   --         $0.0354   $0.0651

 *  Commencement of operations.
**  Less than one cent per share.
 +  Based on average shares outstanding
    throughout the period.
(1) Net asset value per share on
    March 12, 1996 (commencement
    of operations).
(2) Total investment return is
    calculated assuming a purchase
    of capital stock at net asset value
    per share on the first day and a
    sale at the net asset value per
    share on the last day of the period
    reported. Dividends and distributions,
    if any, are assumed,for purposes of
    this calculation, to be reinvested
    at the net asset value per share
    on the ex-dividend date.
(3) Annualized
(4) Not Annualized
(5) Includes voluntary waivers by the
    American Stock Exchange. If such
    waivers had not been made the
    ratios of expenses to average
    net assets and ratios of net
    investment income/(loss) to
    average net assets would have
    been as follows:
      Ratios of expenses to average net
      assets before waivers ............   1.19%     1.38%(3)     1.47%     1.59%(3)    1.63%       1.76%(3)      1.46%     1.64%(3)
      Ratios of net investment
        income/(loss) to average
        net assets before waivers ......  (0.48)%   (1.02)%(3)    0.04%    (0.36)%(3)   0.13%       0.00%(3)      0.53%     2.92%(3)
(6) Excludes portfolio securities
    received or delivered as a result
    of processing capital share
    transactions in Creation Unit(s).





                                          SINGAPORE (FREE)            SPAIN                SWEDEN
                                                WEBS                  WEBS                  WEBS
                                                INDEX                 INDEX                 INDEX
                                               SERIES                SERIES                SERIES
                                         -------------------   -------------------   --------------------
                                          For the    For the    For the    For the     For the    For the
                                           year      period      year      period       year      period
                                           ended   03/12/96*-   ended   03/12/96*-     ended   03/12/96*-
                                         08/31/97   08/31/96   08/31/97   08/31/96    08/31/97   08/31/96
                                         --------  ---------   --------  ---------   --------   ---------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period . $ 11.38    $ 12.24(1) $ 14.09    $ 13.28(1)  $ 14.67    $ 13.22(1)
                                         --------   --------   --------  --------    --------    ---------
  Net investment income/(loss) (+) .....    0.00**     0.04       0.19       0.14       (0.03)      0.20
  Net realized and unrealized gain/(loss)
    on investments and foreign
    currency related transactions
    and translation of other assets
    and liabilities denominated
    in foreign currencies ..............   (2.67)     (0.86)      5.33       0.98        4.45       1.67
                                         --------   --------   --------  --------    --------    --------
      Net increase/(decrease) in net
        assets resulting from operations   (2.67)     (0.82)      5.52       1.12        4.42       1.87
                                         --------   --------   --------  --------    --------    --------
LESS DISTRIBUTIONS
  Dividends from net investment income .    0.00**    (0.03)     (0.12)     (0.18)      --         (0.23)
  Dividends in excess of net
    investment income ..................   (0.01)     (0.01)     (0.05)       --        --         (0.07)
  Distributions from net realized gains    (0.02)       --       (0.86)     (0.13)      (0.77)     (0.12)
  Distributions in excess of net
    realized gains .....................     --         --         --         --          --         --
  Return of capital ....................   (0.02)       --       (0.09)       --          --         --
                                         --------   --------   --------  --------    --------    --------
      Total dividends and distributions    (0.05)     (0.04)     (1.12)     (0.31)      (0.77)     (0.42)
                                         --------   --------   --------  --------    --------    --------
  Net asset value, end of period .......  $ 8.66    $ 11.38    $ 18.49    $ 14.09     $ 18.32    $ 14.67
                                         ========   ========   ========  ========    ========    ========
TOTAL INVESTMENT RETURN (2) ............  (23.48)%    (6.73)%(4) 39.15%      8.45%(4)   30.10%     14.13%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) . $14,722    $ 9,107    $ 8,321    $ 4,227     $ 8,243    $ 4,400
  Ratios of expenses to average
    net assets (5) .....................    1.43%      1.56%(3)   1.67%      1.76%(3)    1.64%      1.75%(3)
  Ratios of net investment
    income/(loss) to average
    net assets (5) .....................    0.03%      0.69%(3)   1.04%      2.04%(3)   (0.19)%     3.05%(3)
  Portfolio turnover (6) ...............   13.40%     26.29%(4)  19.21%      4.73%(4)   13.71%      5.87%(4
  Average commission rate paid ......... $0.0076    $0.0118    $0.0344    $0.0723     $0.0229    $0.0561

 *  Commencement of operations.
**  Less than one cent per share.
 +  Based on average shares outstanding
    throughout the period.
(1) Net asset value per share on
    March 12, 1996 (commencement
    of operations).
(2) Total investment return is
    calculated assuming a purchase
    of capital stock at net asset value
    per share on the first day and a
    sale at the net asset value per
    share on the last day of the period
    reported. Dividends and distributions,
    if any, are assumed,for purposes of
    this calculation, to be reinvested
    at the net asset value per share
    on the ex-dividend date.
(3) Annualized
(4) Not Annualized
(5) Includes voluntary waivers by the
    American Stock Exchange. If such
    waivers had not been made the
    ratios of expenses to average
    net assets and ratios of net
    investment income/(loss) to
    average net assets would have
    been as follows:
      Ratios of expenses to average net
      assets before waivers ............    1.43%      1.57%(3)   1.67%      1.77%(3)   1.64%     1.76%(3)
      Ratios of net investment
        income/(loss) to average
        net assets before waivers ......    0.03%      0.68%(3)   1.04%      2.03%(3)  (0.19)%    3.04%(3)
(6) Excludes portfolio securities
    received or delivered as a result
    of processing capital share
    transactions in Creation Unit(s).




                                              SWITZERLAND         UNITED KINGDOM
                                                 WEBS                  WEBS
                                                 INDEX                 INDEX
                                                SERIES                SERIES
                                         --------------------   -------------------
                                           For the    For the    For the    For the
                                            year      period      year      period
                                           ended   03/12/96*-    ended   03/12/96*-
                                          08/31/97   08/31/96   08/31/97   08/31/96
                                         --------   ---------  --------   ---------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period .. $ 12.29    $ 12.07(1) $ 13.15   $ 12.14(1)
                                          --------   --------   --------   --------
  Net investment income/(loss) (+) ......   (0.04)      0.08       0.38      0.21
  Net realized and unrealized gain/(loss)
    on investments and foreign
    currency related transactions
    and translation of other assets
    and liabilities denominated
    in foreign currencies ...............    2.11       0.24       3.62      1.06
                                         --------   --------   --------   --------
      Net increase/(decrease) in net
        assets resulting from operations     2.07       0.32       4.00       1.27
                                         --------   --------   --------   --------
LESS DISTRIBUTIONS
  Dividends from net investment income ..    --        (0.10)     (0.32)     (0.20)
  Dividends in excess of net
    investment income ...................    --         --        (0.06)     (0.03)
  Distributions from net realized gains .   (0.57)      --        (0.17)      0.00**
  Distributions in excess of net
    realized gains ......................     --        --          --         --
  Return of capital .....................    0.00**     --        (0.10)     (0.03)
                                         --------   --------   --------   --------
      Total dividends and distributions .   (0.57)     (0.10)     (0.65)     (0.26)
                                         --------   --------   --------   --------
  Net asset value, end of period ........ $ 13.79    $ 12.29    $ 16.50    $ 13.15
                                         ========   ========   ========   ========
TOTAL INVESTMENT RETURN (2) .............   16.69%      2.60%(4)  30.48%     10.41%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) .. $13,805    $ 6,158    $29,721    $15,790
  Ratios of expenses to average
    net assets (5) ......................    1.52%      1.82%(3)   1.38%      1.61%(3)
  Ratios of net investment
    income/(loss) to average
    net assets (5) ......................   (0.29)%     1.39%(3)   2.47%      3.62%(3)
  Portfolio turnover (6) ................   48.05%     17.06%(4)   1.84%      0.00%(4)
  Average commission rate paid .......... $0.8788    $0.7852    $0.0314    $    --

 *  Commencement of operations.
**  Less than one cent per share.
 +  Based on average shares outstanding
    throughout the period.
(1) Net asset value per share on
    March 12, 1996 (commencement
    of operations).
(2) Total investment return is
    calculated assuming a purchase
    of capital stock at net asset value
    per share on the first day and a
    sale at the net asset value per
    share on the last day of the period
    reported. Dividends and distributions,
    if any, are assumed,for purposes of
    this calculation, to be reinvested
    at the net asset value per share
    on the ex-dividend date.
(3) Annualized
(4) Not Annualized
(5) Includes voluntary waivers by the
    American Stock Exchange. If such
    waivers had not been made the
    ratios of expenses to average
    net assets and ratios of net
    investment income/(loss) to
    average net assets would have
    been as follows:
      Ratios of expenses to average net
      assets before waivers .............    1.53%      1.83%(3)    1.38%       1.62%(3)
      Ratios of net investment
        income/(loss) to average
        net assets before waivers .......   (0.29)%     1.38%(3)    2.47%       3.61%(3)
(6) Excludes portfolio securities
    received or delivered as a result
    of processing capital share
    transactions in Creation Unit(s).



                                See accompanying notes to financial statements.
                                                          52 & 53

NOTES TO FINANCIAL STATEMENTS
================================================================================

GENERAL

     WEBS Index Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on September 1, 1994, and commenced operations on March 12, 1996. The Fund is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open end management investment company. On January 2, 1997, the name of the Fund was changed from Foreign Fund, Inc. to WEBS Index Fund, Inc.
     The shares of common stock of each WEBS Index Series are referred to as "World Equity Benchmark Shares" or "WEBS" and are traded on the American Stock Exchange, Inc. (the "AMEX") under the following symbols:

         WEBS INDEX SERIES                                       SYMBOL
         ----------------------                                 --------
         Australia WEBS Index Series                              EWA
         Austria WEBS Index Series                                EWO
         Belgium WEBS Index Series                                EWK
         Canada WEBS Index Series                                 EWC
         France WEBS Index Series                                 EWQ
         Germany WEBS Index Series                                EWG
         Hong Kong WEBS Index Series                              EWH
         Italy WEBS Index Series                                  EWI
         Japan WEBS Index Series                                  EWJ
         Malaysia (Free) WEBS Index Series                        EWM
         Mexico (Free) WEBS Index Series                          EWW
         Netherlands WEBS Index Series                            EWN
         Singapore (Free) WEBS Index Series                       EWS
         Spain WEBS Index Series                                  EWP
         Sweden WEBS Index Series                                 EWD
         Switzerland WEBS Index Series                            EWL
         United Kingdom WEBS Index Series                         EWU

     The investment objective of each of the WEBS Index Series is to seek to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in particular markets, as represented by a particular foreign equity securities index compiled by Morgan Stanley Capital International ("MSCI"). The MSCI Indices utilized by the Fund reflect the reinvestment of net dividends (except for the MSCI Mexico
(Free) Index utilized by the Mexico (Free) WEBS Index Series, which reflects the reinvestment of gross dividends). On June 2, 1997 the Malaysia WEBS Index Series commenced using the MSCI Malaysia (Free) Index as its benchmark and changed its name to the Malaysia (Free) WEBS Index Series.
     Each WEBS Index Series of the Fund utilizes a "passive" or indexing investment approach in an effort to approximate the investment performance of its benchmark index through the use of quantitative analytical procedures.
     The Fund issues and redeems WEBS of each WEBS Index Series only in aggregations of a specified number of shares (each, a "Creation Unit") at net asset value. Except when aggregated in Creation Units, WEBS are not redeemable securities of a WEBS Index Series. It is expected that the non-redeemable WEBS will trade on the AMEX during the day at prices that differ to some degree from their net asset value.
     The Depository Trust Company ("DTC") acts as the securities depository for the WEBS. WEBS are represented by global securities, registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
     Each of the Canada WEBS Index Series, the Japan WEBS Index Series and the United Kingdom WEBS Index Series is classified as a "diversified" investment company under the Act. Each of the other WEBS Index Series is classified as a "non-diversified" investment company under the Act. On September 12, 1997 the shareholders voted to approve a change in the France WEBS Index Series status from a diversified to a non-diversified investment company, which change will be effective on October 29, 1997.
     The WEBS Index Series had no operations prior to their commencement of operations on March 12, 1996, other than the sale of the following WEBS Index Series shares to Funds Distributor, Inc. (the "Distributor") for the noted amounts: Australia WEBS Index Series - 30 shares for proceeds of $305; Austria WEBS Index Series - 30 shares for proceeds of $335; Belgium WEBS Index Series - 30 shares for proceeds of $455; Canada WEBS Index Series - 30 shares for proceeds of $303; France WEBS Index Series - 1,000 shares for proceeds of $12,820; Germany WEBS Index Series - 1,000 shares for proceeds of $13,620; Hong Kong WEBS Index Series - 1,000 shares for proceeds of $13,410; Italy WEBS Index Series - 30 shares for proceeds of $426; Japan WEBS Index Series - 1,000 shares for proceeds of $14,920; Malaysia (Free) WEBS Index Series - 30 shares for proceeds of $400; Mexico (Free) WEBS Index Series - 30 shares for proceeds of $287; Netherlands WEBS Index Series - 1,000 shares for proceeds of $15,950; Singapore (Free) WEBS Index Series - 30 shares for proceeds of $386; Spain WEBS Index Series - 30 shares for proceeds of $429; Sweden WEBS Index Series - 30 shares for proceeds of $429; Switzerland WEBS Index Series - 1,000 shares for proceeds of $13,190 and United Kingdom WEBS Index Series - 1,000 shares for proceeds of $12,440.

                                                           WEBS INDEX FUND, INC.
================================================================================
SIGNIFICANT ACCOUNTING POLICIES

     WEBS Index Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

PORTFOLIO VALUATION

     Investments are stated at value. All securities for which market quotations are readily available are valued at (i) the last sales price prior to the time of determination, if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, or (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Securities that are traded over-the-counter are valued at the last quoted bid price. Securities for which market values are not readily available are carried at fair value as determined in good faith by Barclays Global Fund Advisors (the "Adviser") in accordance with procedures adopted by the Fund's Board of Directors.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

     Investment transactions are accounted for on trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date.

TAX STATUS

     No provision is made for U.S. Federal income or excise taxes as it is each WEBS Index Series' intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all Federal income and excise taxes.
     If so elected, each WEBS Index Series' realized net foreign exchange losses and realized net capital losses incurred since October 31, 1996 will be treated for tax purposes as arising on September 1, 1997. Each WEBS Index Series incurred and will elect to defer such losses as follows:


                                       FOREIGN EXCHANGE     NET REALIZED CAPITAL
WEBS INDEX SERIES                           LOSSES                 LOSSES
-------------------                    ----------------     --------------------
Australia WEBS Index Series                  $ 7,013                $     --
Austria WEBS Index Series                    $ 2,857                $ 10,937
Belgium WEBS Index Series                    $ 3,025                $     --
Canada WEBS Index Series                     $ 2,060                $     --
France WEBS Index Series                     $13,967                $     --
Germany WEBS Index Series                    $16,934                $     --
Hong Kong WEBS Index Series                  $   169                $     --
Italy WEBS Index Series                      $35,296                $309,363
Japan WEBS Index Series                      $    --                $     --
Malaysia (Free) WEBS Index Series            $ 5,358                $ 13,921
Mexico (Free) WEBS Index Series              $    --                $     --
Netherlands WEBS Index Series                $16,958                $     --
Singapore (Free) WEBS Index Series           $ 1,858                $     --
Spain WEBS Index Series                      $ 1,901                $     --
Sweden WEBS Index Series                     $ 2,374                $     --
Switzerland WEBS Index Series                $ 1,804                $     --
United Kingdom WEBS Index Series             $    --                $     --

     In addition, the Italy WEBS Index Series had a $5,714 capital loss carryover which will expire in 2005.

     If any WEBS Index Series owns shares in certain foreign investment entities, referred to, under U.S. tax law principles, as "passive foreign investment companies", the WEBS Index Series may elect to mark-to-market annually the shares of the passive foreign investment company, and would be required to distribute to shareholders any such mark-to-market gains.

FOREIGN CURRENCY TRANSLATION

     The books and records of each WEBS Index Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (i) Market value of investment securities, assets and liabilities at the prevailing rates of exchange on the valuation date; and
     (ii) Purchases and sales of investment securities and investment income at the relevant rates of exchange prevailing on the respective dates of such transactions.

================================================================================

     Foreign currency and assets and liabilities denominated in foreign currency are converted into U.S. dollars using the same exchange rates utilized by MSCI in the calculation of the relevant MSCI Indices (currently, exchange rates as of 4:00 p.m. London time, except that the exchange rate for the MSCI Mexico (Free) WEBS Index is that as of 3:00 p.m. New York City time).
     The WEBS Index Series generally do not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. The WEBS Index Series report certain foreign exchange realized gains and losses on foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.
     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, and the fact that foreign securities markets may be smaller, less developed and have less reliable settlement and share registration procedures.

DISTRIBUTION OF INCOME AND GAINS

     Each WEBS Index Series intends to distribute, at least annually, to shareholders, substantially all of its net investment income, including net foreign currency gains, if any, and any realized net capital gains after the utilization of available capital loss carryovers. An additional distribution may be made to the extent necessary to avoid payment of a 4% Federal excise tax.
     In addition, each WEBS Index Series intends to distribute at least annually amounts representing the dividend yield on the underlying portfolio securities of each WEBS Index Series, net of expenses, as if such WEBS Index Series owned such underlying portfolio securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional WEBS.
     Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S. tax law principles, which may differ from generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within each WEBS Index Series' capital accounts based on their Federal tax treatment. Dividends and distributions which exceed net investment income and realized net capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and realized net capital gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as return of capital distributions.
     For the year ended August 31, 1997, each Index Series reclassified certain amounts from accumulated net realized gain (loss) on investments and foreign currency transactions and accumulated net investment income (loss), respectively, as a result of permanent book and tax differences primarily attributed to net investment loss, return of capital, realized foreign currency gains and losses and gains and losses on in-kind redemptions.

ORGANIZATION COSTS

     Organization costs were originally allocated to each WEBS Index Series based on the expected future net assets of each WEBS Index Series. Such organization costs have been deferred and are amortized ratably on the reverse sum of the years digits method over a period of sixty months from the commencement of operations.
     If any of the shares initially issued to the Distributor are redeemed before the end of the amortization period, the proceeds of the redemption will be reduced by their pro rata share of the unamortized organization costs. The pro rata share by which the proceeds are reduced is derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.

FEE ARRANGEMENTS
     The  Fund  has  an  Investment   Management   Agreement  (the   "Management
Agreement") with the Adviser. The Adviser manages the investments of each of the WEBS Index Series. For its services to each WEBS Index Series, the Adviser receives fees based on the Fund's aggregate average daily net assets equal to
 .27% per annum up to aggregate net assets of $1.7 billion; plus .15% per annum of the aggregate net assets between $1.7 billion and $7 billion; plus .12% per annum of the aggregate net assets between $7 billion and $10 billion; plus .08% per annum of the aggregate net assets in excess of $10 billion.
     The Fund has an Administration and Accounting Services Agreement with PFPC Inc. ("PFPC" or the "Administrator"). Under the Administration and Accounting Services Agreement, PFPC assists in supervising the operations of each WEBS Index Series. Prior to June 30, 1997 for its administrative services and Fund accounting services, PFPC was paid aggregate fees equal to each WEBS Index Series' allocable portion of: .10% per annum of the aggregate average daily net assets less than $3 billion, plus .09% per annum of the aggregate net assets between $3 billion and $5 billion, plus .08% per annum of the aggregate net assets between $5 billion and $7.5 billion, plus .065% per annum of the aggregate net assets between $7.5 billion and $10 billion, plus .05% per annum of the aggregate net assets in excess of $10 billion.

                                                           WEBS INDEX FUND, INC.
================================================================================

     PFPC charged the Fund an annual minimum fee of $850,000 for year one, $1,275,000 for year two, and $1,700,000 for year three and thereafter (based on an annual minimum of $50,000, $75,000 and $100,000 per WEBS Index Series, respectively). PFPC capped its minimum fees at the annual rate of .17% of average daily net assets. Any resulting shortfall between the above required minimums and the asset based fee of .17% were to be recouped as the WEBS Index Series' asset levels reach the threshold to permit such recovery of fees.For the period March 12, 1996 through June 30, 1997, the deferred administration fee amounted to $648,802. On July 1, 1997, PFPC waived all deferred fees.
     Effective July 1, 1997 PFPC amended its Administration and Accounting Services Agreement. PFPC is paid aggregate fees equal to each WEBS Index Series' allocable portion of .17% per annum of the aggregate average daily net assets less than $1.5 billion, plus .10% per annum of the aggregate net assets between $1.5 billion and $3 billion, plus .09% per annum of the aggregate net assets between $3 billion and $5 billion, plus .08% per annum of the aggregate net assets between $5 billion and $7.5 billion, plus .065% per annum of the aggregate net assets between $7.5 billion and $10 billion, plus .05% per annum of the aggregate net assets in excess of $10 billion.
     PNC Bank, N.A., an affiliate of the Administrator, serves as each WEBS Index Series' Transfer Agent and Dividend Disbursement Agent.
     The Fund has a Licensing Agreement with MSCI for the use of the relevant MSCI Indices. Each WEBS Index Series pays a license fee equal to .03% per annum of the aggregate net assets of each of such WEBS Index Series.
     The Fund has adopted a Distribution Plan, pursuant to Rule 12b-1 under the Act ("Rule 12b-1 Plan") with respect to each WEBS Index Series. Under the Rule 12b-1 Plan, the Distributor is paid an annual fee as compensation in connection with the offering and sale of shares of each WEBS Index Series. The fee paid to the Distributor under the Rule 12b-1 Plan is accrued daily and paid monthly with respect to each WEBS Index Series at an annual rate of up to .25% of the average daily net assets of such WEBS Index Series. From time to time the Distributor may waive all or a portion of the fee.
     Morgan Stanley Trust Company ("MSTC") serves as custodian as well as the Securities Lending Agent to each of the WEBS Index Series. For its custody services to each WEBS Index Series, MSTC is paid per annum fees based on the aggregate net assets of the WEBS Index Series as follows: Australia WEBS Index Series (.10%); Austria WEBS Index Series (.10%); Belgium WEBS Index Series
(.10%); Canada WEBS Index Series (.07%); France WEBS Index Series (.10%); Germany WEBS Index Series (.10%); Hong Kong WEBS Index Series (.12%); Italy WEBS Index Series (.09%); Japan WEBS Index Series (.06%); Malaysia (Free) WEBS Index Series (.12%); Mexico (Free) WEBS Index Series (.25%); Netherlands WEBS Index Series (.10%); Singapore (Free) WEBS Index Series (.10%); Spain WEBS Index Series (.10%); Sweden WEBS Index Series (.10%); Switzerland WEBS Index Series (.10%); and United Kingdom WEBS Index Series (.07%).
     MSTC also receives certain fees for each transaction of the WEBS Index Series.
     The AMEX agreed to voluntarily waive its annual listing fee through December 31, 1996.
     The Fund pays each director who is not a director, officer or employee of the Adviser, Administrator, Distributor or any affiliate thereof, an annual fee of $20,000 plus $5,000 for each Board of Directors meeting attended. In addition, the Fund reimburses the directors for travel and out-of-pocket expenses incurred in connection with the Board of Directors meetings.

FOREIGN CURRENCY

         At August 31, 1997, each WEBS Index Series' cash balance included the following amount of foreign currency:

                                                VALUE                COST
                                              ----------          ----------
Australia WEBS Index Series                   $   6,738             $  6,799
Austria WEBS Index Series                     $     419             $    419
Belgium WEBS Index Series                     $     218             $    219
Canada WEBS Index Series                      $   7,459             $  7,451
France WEBS Index Series                      $   8,122             $  8,086
Germany WEBS Index Series                     $ 154,070             $161,428
Hong Kong WEBS Index Series                   $      --             $    --
Italy WEBS Index Series                       $   7,596             $  7,637
Japan WEBS Index Series                       $ 401,719             $421,834
Malaysia (Free) WEBS Index Series             $   9,722             $ 10,336
Mexico (Free) WEBS Index Series               $     989             $    997
Netherlands WEBS Index Series                 $   1,765             $  1,757
Singapore (Free) WEBS Index Series            $ 134,165             $140,857
Spain WEBS Index Series                       $   3,469             $  3,462
Sweden WEBS Index Series                      $     206             $    203
Switzerland WEBS Index Series                 $   5,844             $  5,681
United Kingdom WEBS Index Series              $  24,289             $ 24,135

================================================================================

STOCK LOAN

     Each WEBS Index Series may lend securities from its portfolio to brokers, dealers and other financial institutions. Because the collateral pledged to each WEBS Index Series in connection with these loans generates income, securities lending enables a WEBS Index Series to earn income that may partially offset the expenses of the WEBS Index Series. Each WEBS Index Series receives collateral equal to at least 100% of the current market value of the loaned securities. The WEBS Index Series invests collateral in short-term investments, and bears the risk of loss of the invested collateral. In addition, a WEBS Index Series is exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities. For its services as the securities lending agent, the Fund pays MSTC, in respect of each WEBS Index Series, 50% of the net investment income earned on the collateral for securities loaned.

     The market values of securities on loan to broker/dealers at August 31, 1997, and the collateral received with respect to such loans were as follows:

                                                                       CASH
                                          MARKET VALUE OF           COLLATERAL
WEBS INDEX SERIES                        LOANED SECURITIES           RECEIVED
------------------                       -----------------          ------------
Australia WEBS Index Series                  $ 7,770,430             $ 8,262,617
Austria WEBS Index Series                    $   777,503             $   811,663
Belgium WEBS Index Series                    $ 3,088,402             $ 3,247,381
Canada WEBS Index Series                     $ 3,224,449             $ 3,429,000
France WEBS Index Series                     $   810,144             $   851,068
Germany WEBS Index Series                    $ 6,545,738             $ 6,879,172
Hong Kong WEBS Index Series                  $ 1,993,386             $ 2,511,783
Italy WEBS Index Series                      $ 4,380,821             $ 4,926,896
Japan WEBS Index Series                      $30,030,911             $31,889,727
Malaysia (Free) WEBS Index Series            $ 2,798,372             $ 3,156,680
Mexico (Free) WEBS Index Series              $ 2,014,126             $ 2,202,975
Netherlands WEBS Index Series                $ 2,164,384             $ 2,274,624
Singapore (Free) WEBS Index Series           $ 2,251,485             $ 2,572,153
Spain WEBS Index Series                      $ 1,641,686             $ 1,725,044
Sweden WEBS Index Series                     $   349,935             $   368,954
Switzerland WEBS Index Series                $   767,229             $   805,603
United Kingdom WEBS Index Series             $        --             $        --

     The following WEBS Index Series had outstanding commitments to deliver securities under security lending transactions as of August 31, 1997:

         WEBS INDEX SERIES                                       AMOUNTS
         --------------------                                   -----------
         Hong Kong WEBS Index Series                            $1,127,423
         Italy WEBS Index Series                                $  670,867
         Japan WEBS Index Series                                $2,832,239
         Spain WEBS Index Series                                $   49,793

CAPITAL SHARES

     The Fund currently is authorized to issue 6 billion shares of common stock, with the following number of shares allocated to each WEBS Index Series:
Australia WEBS Index Series (127.8 million shares); Austria WEBS Index Series (19.8 million shares); Belgium WEBS Index Series (136.2 million shares); Canada WEBS Index Series (340.2 million shares); France WEBS Index Series (340.2 million shares); Germany WEBS Index Series (382.2 million shares); Hong Kong WEBS Index Series (191.4 million shares); Italy WEBS Index Series (63.6 million shares); Japan WEBS Index Series (2,124.6 million shares); Malaysia (Free) WEBS Index Series (127.8 million shares); Mexico (Free) WEBS Index Series (255 million shares); Netherlands WEBS Index Series (255 million shares); Singapore
(Free) WEBS Index Series (191.4 million shares); Spain WEBS Index Series (127.8 million shares); Sweden WEBS Index Series (63.6 million shares); Switzerland WEBS Index Series (318.625 million shares); and United Kingdom WEBS Index Series (943.2 million shares). The shares will not be issued or redeemed individually, but only in specified aggregations of shares.

     The consideration for purchase of a Creation Unit of a WEBS Index Series is the in-kind deposit of a designated portfolio of equity securities constituting an optimized representation of the corresponding MSCI Index (the "Basket Securities") and an amount of cash (the "Cash Component"). Non-Basket Securities may be held by a WEBS Index Series as a result of corporate actions, odd share lots, or as a result of rebalancing of the Basket Securities.

                                                           WEBS INDEX FUND, INC.
================================================================================


     Shares of each WEBS Index Series are offered in Creation Units at net asset value without an initial sales load, in exchange for an in-kind deposit of a designated portfolio of securities specified by the Distributor each day, plus a specified amount of cash and a purchase transaction fee. Shares of each WEBS Index Series may also be issued in the specified aggregations for cash at the sole discretion of the Fund. Redemptions of the shares of each WEBS Index Series in the specified aggregations are made in portfolio securities, plus or minus a specified amount of cash, and minus a specified redemption transaction fee. Shares of each WEBS Index Series may also be redeemed in the specified aggregations for cash at the sole discretion of the Fund.

LOAN AGREEMENT

     Each of the WEBS Index Series has entered into a Line of Credit Agreement ("Agreement") with PNC Bank, N.A., an affiliate of the Administrator. Under the terms of the Agreement, any of the WEBS Index Series may request an advance of the full amount of the $5,000,000 line of credit; provided, however, that:

         (i) Total outstanding advances to all WEBS Index Series under the line of credit may not exceed $5,000,000 and
         (ii) The aggregate amount outstanding under the line of credit to any one WEBS Index Series may not exceed the lowest of (a) $5,000,000
              (b) one-quarter of that WEBS Index Series' net assets, (c) any lower leverage limit set forth in the Fund's prospectus or (d) the maximum amount permitted to be borrowed by such WEBS Index Series under the Act. Each WEBS Index Series shall be severally, and not jointly, liable for its particular advances under the line. Advances made under the line of credit are due and payable on demand and bear interest at a rate per annum equal to the sum of the Federal Funds Rate plus 1%. The interest rate at August 31, 1997 is 6.11%. The following WEBS Index Series had advances on the line of credit outstanding at August 31, 1997.

         WEBS INDEX SERIES                                      ADVANCES
         --------------------                                 -----------
         Australia WEBS Index Series                            $ 80,000
         Canada WEBS Index Series                               $250,000
         France WEBS Index Series                               $ 30,000
         Hong Kong WEBS Index Series                            $ 55,000
         Italy WEBS Index Series                                $ 90,000
         Mexico (Free) WEBS Index Series                        $120,000
         Netherlands WEBS Index Series                          $150,000
         Spain WEBS Index Series                                $125,000
         Sweden WEBS Index Series                               $200,000
         Switzerland WEBS Index Series                          $290,000

     Average borrowings under the line of credit did not exceed 10% of net assets of any WEBS Index Series during the year ended August 31, 1997.

PORTFOLIO ACTIVITY

     The WEBS Index Series' purchases and sales of securities (excluding in-kind transactions), other than short-term obligations, were as follows, for the year ended August 31, 1997:
                                      PURCHASES OF                SALES OF
WEBS INDEX SERIES                      SECURITIES                SECURITIES
--------------------                  -------------             ------------
Australia WEBS Index Series             $ 1,026,118               $ 1,323,136
Austria WEBS Index Series               $ 1,091,678               $ 1,115,190
Belgium WEBS Index Series               $ 2,475,823               $ 3,047,186
Canada WEBS Index Series                $ 2,433,980               $ 2,372,526
France WEBS Index Series                $   950,197               $ 1,345,582
Germany WEBS Index Series               $ 1,716,629               $ 2,028,936
Hong Kong WEBS Index Series             $ 3,438,220               $ 4,007,320
Italy WEBS Index Series                 $ 3,959,792               $ 4,104,645
Japan WEBS Index Series                 $15,179,666               $15,498,124
Malaysia (Free) WEBS Index Series       $        --               $    15,609
Mexico (Free) WEBS Index Series         $ 2,161,619               $ 2,302,064
Netherlands WEBS Index Series           $ 1,033,368               $ 1,039,632
Singapore (Free) WEBS Index Series      $ 1,732,752               $ 1,664,228
Spain WEBS Index Series                 $ 1,002,231               $ 1,246,890
Sweden WEBS Index Series                $   758,069               $   963,687
Switzerland WEBS Index Series           $ 4,209,102               $ 4,439,085
United Kingdom WEBS Index Series        $   381,801               $ 1,238,223

================================================================================

FOREIGN INCOME TAXES

     For the year ended August 31, 1997, each WEBS Index Series' net foreign withholding taxes deducted from foreign dividends received were as follows:

                                                                 FOREIGN
                                                               WITHOLDING
         WEBS INDEX SERIES                                         TAX
         ---------------------                                 -----------
         Australia WEBS Index Series                             $ 14,251
         Austria WEBS Index Series                               $  6,217
         Belgium WEBS Index Series                               $147,374
         Canada WEBS Index Series                                $ 68,249
         France WEBS Index Series                                $ 61,399
         Germany WEBS Index Series                               $ 29,700
         Hong Kong WEBS Index Series                             $     --
         Italy WEBS Index Series                                 $ 94,336
         Japan WEBS Index Series                                 $133,523
         Malaysia (Free) WEBS Index Series                       $ 86,827
         Mexico (Free) WEBS Index Series                         $     --
         Netherlands WEBS Index Series                           $ 28,252
         Singapore (Free) WEBS Index Series                      $     --
         Spain WEBS Index Series                                 $ 23,861
         Sweden WEBS Index Series                                $ 13,427
         Switzerland WEBS Index Series                           $ 18,497
         United Kingdom WEBS Index Series                        $132,386

MARKET AND PORTFOLIO RISKS

     An investment in the WEBS of a WEBS Index Series involves risks similar to those of investing in a broadly-based portfolio of equity securities traded on exchanges in the relevant foreign securities market, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in WEBS generally involves certain risks and considerations not typically associated with investing in a fund that invests in the securities of U.S. issuers. These risks could include less liquid and less efficient securities markets; greater price volatility; exchange rate fluctuations and exchange controls; less publicly available information about issuers; the imposition of withholding or other taxes; restrictions on the expatriation of funds or other assets of a WEBS Index Series; higher transaction and custody costs; delays in settlement; difficulties in enforcing contractual obligations; less liquidity and smaller market capitalization of most non-U.S. securities markets; lower levels of regulation of the securities markets; different accounting, disclosure and reporting requirements; more substantial government involvement in the economy; higher rates of inflation; greater social, economic, and political uncertainty and the risk of nationalization or expropriation of assets and risk of war.

     Each WEBS Index Series has a policy to concentrate its investments in an industry or industries if, and to the extent that, its benchmark index concentrates in such industry or industries, except where the concentration of the relevant index is the result of a single stock. As a result of this policy, a WEBS Index Series will maintain at least 25% of the value of its assets in securities of issuers in each industry for which its benchmark index has a concentration of more than 25% (except where the concentration of the index is the result of a single stock).

     The stocks of particular issuers, or of issuers in particular industries, may dominate the benchmark indices of certain WEBS Index Series and, consequently, the investment portfolios of such WEBS Index Series may adversely affect the performance of such WEBS Index Series or subject such WEBS Index Series to greater price volatility than that experienced by more diversified investment companies.

SUBSEQUENT EVENTS

     On September 15, 1997 the Board of Directors approved the following changes to the fee arrangements of the Fund which will be effective October 29, 1997.

                                                          WEBS INDEX FUNDS, INC.
================================================================================

     The Administrators fee will be amended so that PFPC will be paid aggregate fees equal to each WEBS Index Series' allocable portion of: .22% per annum of the aggregate average daily net assets of the Fund up to $1.5 billion; plus .15% per annum of the aggregate average daily net assets of the Fund between $1.5 billion and $3 billion, plus .14% per annum of the aggregate average daily net assets of the Fund between $3 billion and $5 billion, plus .13% per annum of the aggregate average daily net assets of the Fund between $5 billion and $7.5 billion, plus .115% per annum of the aggregate average daily net assets of the Fund between $7.5 billion and $10 billion, plus .10% per annum of the aggregate average daily net assets of the Fund in excess of $10 billion.

     Effective October 29, 1997, MSTC will provide certain sub-administrative services relating to the Fund pursuant to a Sub-Administration Agreement and will receive a fee from the Administrator equal to .05% of the Fund's average daily net assets for providing such services.

     In addition, the Board of Directors has determined, effective October 29, 1997, to limit the annual fee payable under the Rule 12b-1 plan with respect to each WEBS Index Series so as not to exceed .20% of the average daily net assets of each WEBS Index Series until further notice.

     Effective September 1, 1997 the annual Director fees paid to the Chairman of the Board have been increased by $20,000.

FEDERAL TAXATION NOTICE (UNAUDITED)

     The WEBS Index Series paid the following foreign taxes during the year ended August 31, 1997 which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code. In addition, each of the WEBS Index Series earned the following foreign source income and is designating the following distributions as long-term capital gain distributions:

                                           FOREIGN SOURCE                                    LONG-TERM
WEBS INDEX SERIES                              INCOME            FOREIGN TAXES      CAPITAL GAINS DISTRIBUTIONS
--------------------                       --------------        -------------      ---------------------------
Australia WEBS Index Series                   $  672,202            $ 14,251                  $187,118
Austria WEBS Index Series                     $   49,687            $  6,217                  $     --
Belgium WEBS Index Series                     $1,561,917            $147,374                  $ 86,363
Canada WEBS Index Series                      $  447,739            $ 68,249                  $     --
France WEBS Index Series                      $  416,052            $ 61,399                  $     --
Germany WEBS Index Series                     $  300,013            $ 29,700                  $     --
Hong Kong WEBS Index Series                   $  474,611            $     --                  $324,715
Italy WEBS Index Series                       $1,129,789            $ 94,336                  $     --
Japan WEBS Index Series                       $1,110,825            $133,523                  $ 67,607
Malaysia (Free) WEBS Index Series             $  313,325            $ 86,827                  $     --
Mexico (Free) WEBS Index Series               $  165,009            $     --                  $139,389
Netherlands WEBS Index Series                 $  187,992            $ 28,252                  $303,665
Singapore (Free) WEBS Index Series            $  181,712            $     --                  $     --
Spain WEBS Index Series                       $  178,245            $ 23,861                  $236,221
Sweden WEBS Index Series                      $   90,395            $ 13,427                  $268,001
Switzerland WEBS Index Series                 $1,023,322            $ 18,497                  $472,674
United Kingdom WEBS Index Series              $1,008,337            $132,386                  $304,957

     Shareholders  will  receive  more  detailed  information  along  with  Form 1099-DIV in January 1998.


REPORT OF INDEPENDENT AUDITORS                             WEBS INDEX FUND, INC.
================================================================================

Shareholders and Board of Directors
WEBS Index Fund, Inc.

     We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of WEBS Index Fund, Inc. (comprised of the Australia WEBS Index Series, the Austria WEBS Index Series, the Belgium WEBS Index Series, the Canada WEBS Index Series, the France WEBS Index Series, the Germany WEBS Index Series, the Hong Kong WEBS Index Series, the Italy WEBS Index Series, the Japan WEBS Index Series, the Malaysia (Free) WEBS Index Series, the Mexico (Free) WEBS Index Series,the Netherlands WEBS Index Series, the Singapore
(Free) WEBS Index Series, the Spain WEBS Index Series, the Sweden WEBS Index Series, the Switzerland WEBS Index Series, and the United Kingdom WEBS Index Series) (collectively, the "Fund") as of August 31, 1997, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year ended August 31, 1997 and for the period from March 12, 1996 (commencement of operations) to August 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.Our procedures included confirmation of securities owned as of August 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the WEBS Index Series comprising WEBS Index Fund, Inc. at August 31, 1997, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods indicated above, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP
                                                                   /S/ SIGNATURE
New York, New York
October 24, 1997

[THIS PAGE LEFT INTENTIONALLY BLANK]

[THIS PAGE LEFT INTENTIONALLY BLANK]

                              WEBS INDEX FUND, INC.

                               INVESTMENT ADVISER
                          BARCLAYS GLOBAL FUND ADVISORS

                                  ADMINISTRATOR
                                    PFPC INC.

                                   DISTRIBUTOR
                             FUNDS DISTRIBUTOR INC.

                                 TRANSFER AGENT
                                 PNC BANK, N.A.

                     CUSTODIAN AND SECURITIES LENDING AGENT
                          MORGAN STANLEY TRUST COMPANY

                              400 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809